UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07763

Litman Gregory Funds Trust
(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200-D, Orinda, CA 94563
s(Address of principal executive offices) (Zip code)

Jeremy DeGroot

4 Orinda Way, Suite 200-D

Orinda, CA 94563
(Name and address of agent for service)

(925) 254-8999

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Reports to Stockholders.

LITMAN GREGORY FUNDS TRUST

Annual Report

Litman Gregory Masters Equity Fund
Litman Gregory Masters International Fund
Litman Gregory Masters Smaller Companies Fund
Litman Gregory Masters Alternative Strategies Fund

December 31, 2013

www.mastersfunds.com

Litman Gregory Masters Funds Concept

Investment Philosophy: Alternative Strategies Fund

The Alternative Strategies Fund was created based on the following fundamental beliefs:

First, Litman Gregory believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on Litman Gregory’s extensive experience evaluating managers and mutual funds on behalf of their clients. The four managers in this fund were chosen for their specialized and demonstrated expertise, as well as for their complementary, non-correlated investment approaches.

Second, not only do we want high-quality managers, but we want to offer access to them at an acceptable cost. We spent the last couple of years engaged in research to find the right mix of managers we believe can deliver on both fronts.

Third, this fund doesn’t seek to simply replicate what each manager is already doing elsewhere, but to bring investors additional value-add through flexibility, concentration, and the ability to be more opportunistic.

The Litman Gregory Masters Alternative Strategies Fund Concept

The Alternative Strategies Fund is a multi-manager fund that combines alternative and absolute-return-oriented strategies chosen based on Litman Gregory’s conviction that each individual strategy is compelling and that collectively the overall fund portfolio is well diversified. This fund is intended to complement traditional stock and bond portfolios by offering diversification, seeking to reduce volatility, and to potentially enhance returns relative to various measures of risk.

This fund will contain many risk-control factors including the selection of strategies that seek lower risk exposure than conventional stock or stock-bond strategies, the risk-sensitive nature of the managers, the skill of the managers, and the overall strategy diversification.

Typically, each manager will run 25% of the portfolio, but Litman Gregory may tactically alter the managers’ allocations to attempt to take advantage of particularly compelling opportunities for a specific strategy or to further manage risk. We will have a high hurdle for making a tactical allocation shift and don’t expect such top-down shifts to happen frequently.

Investment Philosophy: The Equity Funds

Our equity funds are based on two fundamental beliefs:

First, it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on our extensive experience evaluating stock pickers and mutual funds on behalf of our investment management clients.

Second, that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform a more diversified portfolio over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest-conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Concept Behind Our Equity Funds

Based on the above beliefs, these funds seek to isolate the stock-picking skills of a group of highly regarded investment managers. To meet this objective, the funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

•	We only choose stock pickers we believe to be exceptionally skilled.

•	Each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest-conviction” stocks.

•	Although each manager’s portfolio is concentrated, our equity funds seek to manage risk partly by building diversification into each fund.

°	The Equity and International funds offer diversification by including managers with differing investment styles and market-cap orientations.

°	The Smaller Companies Fund brings together managers who use different investment approaches, though each focuses on the securities of smaller companies.

•	We believe that excessive asset growth often results in diminished performance. Therefore, each fund may close to new investors at a level that Litman Gregory believes will preserve each manager’s ability to effectively implement the Litman Gregory Masters Funds concept. If more sub-advisors are added to a particular fund, the fund’s closing asset level may be increased.

Diversification does not assure a profit or protect against a loss in a declining market.

ii | Litman Gregory Funds Trust

Contents

Our Commitment to Shareholders	2
Funds’ Performance	4
Letter to Shareholders	5
Litman Gregory Masters Equity Fund
Equity Fund Review	7
Equity Fund Managers	13
Equity Fund Stock Highlights	14
Equity Fund Schedule of Investments	18
Litman Gregory Masters International Fund
International Fund Review	20
International Fund Managers	24
International Fund Stock Highlights	25
International Fund Schedule of Investments	29
Litman Gregory Masters Smaller Companies Fund
Smaller Companies Fund Review	31
Smaller Companies Fund Managers	35
Smaller Companies Fund Stock Highlights	36
Smaller Companies Fund Schedule of Investments	38
Litman Gregory Masters Alternative Strategies Fund
Alternative Strategies Fund Review	39
Alternative Strategies Fund Managers	44
Alternative Strategies Fund Highlights	45
Alternative Strategies Fund Schedule of Investments	52
Expense Examples	71
Statements of Assets and Liabilities	72
Statements of Operations	74
Statements of Changes in Net Assets
Equity Fund	75
International Fund	75
Smaller Companies Fund	76
Alternative Strategies Fund	76
Financial Highlights
Equity Fund	77
International Fund	78
Smaller Companies Fund	79
Alternative Strategies Fund	80
Equity Investor Class	81
International Investor Class	82
Alternative Strategies Investor Class	83
Notes to Financial Statements	84
Other Information	109
Report of Independent Registered Public Accounting Firm	115
Index Definitions	116
Industry Terms and Definitions	118
Trustee and Officer Information	121
Privacy Notice	125

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Litman Gregory Masters Funds. Statements and other information in this report are dated and are subject to change.

Litman Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents | 1

Litman Gregory Fund Advisors’

Commitment to Shareholders

We are deeply committed to making each Litman Gregory Masters Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Litman Gregory Masters concept.

•	We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•	We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Litman Gregory Masters Funds mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•	The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way the multi-manager structure seeks to provide the fund-level diversification.

•	We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why the Investor Share Class of the funds imposes a 2% redemption fee for Shares held less than 180 days.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•	We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all Litman Gregory Masters Funds, and a low minimum, no-load Investor share class for the Equity, International, and Alternative Strategies funds.

•	We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Litman Gregory Masters Funds is also evidenced by our own investment. Our employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Litman Gregory Masters Funds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each Litman Gregory Masters Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

2 | Litman Gregory Funds Trust

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies.

Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Alternative Strategies Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated.

Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.

Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussions for the Equity Fund, the International Fund, and the Alternative Strategies Fund are specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

See pages 9, 21, 32 and 41 for each fund’s top contributors. See pages 10, 22, 34 and 41 for each fund’s portfolio composition. Fund holdings and/ or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

Please see pages 116-117 for index definitions. You cannot invest directly in an index.

Please see pages 118-119 for industry definitions.

Funds’ Performance | 3

Litman Gregory Masters Funds’ Performance

	Average Annual Total Returns
					Since
Institutional Class Performance as of 12/31/2013	1-Year	3-Year	5-Year	10-Year	Inception
Litman Gregory Masters Equity Fund (12/31/1996)	35.14%	13.79%	20.44%	6.28%	8.00%
Russell 3000 Index	33.55%	16.24%	18.71%	7.88%	7.75%
Custom Equity Index	32.79%	15.38%	17.95%	7.82%	7.65%
Morningstar Large Blend Category	31.32%	14.14%	16.82%	6.65%	6.32%
Lipper Multi-Cap Core Funds Index	32.59%	14.39%	18.76%	7.73%	7.42%
Gross Expense Ratio: 1.30% Net Expense Ratio*: 1.21%

Litman Gregory Masters International Fund (12/1/1997)	21.47%	6.87%	14.40%	8.47%	9.07%
S&P Global (ex U.S.) LargeMidCap Index	15.83%	5.55%	13.42%	8.15%	6.59%
MSCI EAFE Index	23.29%	8.66%	12.95%	7.39%	5.89%
Morningstar Foreign Large Blend Category	19.32%	6.71%	11.90%	6.41%	4.84%
Lipper International Large-Cap Core Funds Index	20.66%	7.39%	11.74%	6.36%	5.61%
Gross Expense Ratio: 1.30% Net Expense Ratio*: 1.15%

Litman Gregory Masters Smaller Companies Fund (6/30/2003)	36.86%	17.68%	24.57%	8.93%	10.31%
Russell 2000 Index	38.82%	15.67%	20.08%	9.07%	10.95%
Morningstar Small Blend Category	37.55%	14.94%	20.30%	8.67%	10.50%
Lipper Small-Cap Core Funds Index	36.15%	14.94%	20.75%	9.33%	11.05%
Gross Expense Ratio: 1.58% Net Expense Ratio*: 1.49%

Litman Gregory Masters Alternative Strategies Fund (9/30/2011)	6.32%	n/a	n/a	n/a	8.56%
Barclays Aggregate Bond Index	-2.02%	n/a	n/a	n/a	1.44%
S&P 500 Index	32.40%	n/a	n/a	n/a	27.17%
40/60 Blend of S&P 500 Index & Barclays Aggregate Bond Index	10.70%	n/a	n/a	n/a	11.26%
3-Month LIBOR	0.27%	n/a	n/a	n/a	0.38%
Morningstar Multialternative Category	3.38%	n/a	n/a	n/a	3.68%
Gross Expense Ratio as of 5/1/2013: 1.91%
Net Expense Ratio Excluding Dividend Expense on Short Sales and Interest & Borrowing Costs on Leverage Line of Credit*1: 1.49%
Total Operating Expenses*[2]: 1.64%

Performance quoted is for the Institutional share class, represents past performance, and does not guarantee future results. Performance of fund classes will differ. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Other share classes may impose other fees. For information about other share classes available, please consult the prospectus.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly.

*Gross and net expense ratios are for the Institutional share class per the Prospectus dated 5/1/2013, as supplemented. There are contractual fee waivers in effect through 4/30/2015. Through 4/30/2015, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any cost benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations.

1. Does not include dividend expense on short sales of 0.11% and interest expense of 0.04%.

2. The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2015. The total operating expense includes dividend and interest expense on short sales and interest and borrowing costs incurred for investment purposes, which are not included in the expense ratio.

4 | Litman Gregory Funds Trust

Dear Fellow Shareholder:

Market returns in 2013 defied prediction. Though the global economy has improved, aggregate debt levels and unemployment are both still too high and suggest that while risk has lessened we are not out of the woods. With that backdrop, few if any forecasters predicted that the U.S. stock market would return in excess of 30%, and that developed market foreign indexes would return north of 20% in 2013. Perhaps as surprising was the negative return posted by emerging market indexes in the midst of a bull market for much of the rest of the world. It was somewhat less surprising that investment-grade bonds lost value during the year given their very low yields.

The unexpected market outcomes of 2013 serve as a reminder to professional and amateur investors alike of the importance of humility in a highly uncertain world. Recently, Howard Marks, the legendary co-founder of Oaktree Capital, wrote an insightful memo to his clients that touched on various aspects of luck. In it he wrote:

“Elroy Dimson of the London Business School is responsible for one of the most trenchant observations: ‘risk means more things can happen than will happen.’ In other words, the future isn’t a predetermined scenario that’s sure to unfold, but rather a range of possibilities, any one of which may happen. Investors formulate opinions as to which of them will happen. Those opinions may be well reasoned or dart throws. But even the most rigorously derived view of the future is far from sure to be right. Many other things may happen instead.”

At a minimum this underscores the importance of recognizing that no one has a crystal ball and that investment decisions should be driven by good, intellectually honest analysis that guards against overconfidence and considers the possibility and the potential relevance of various outcomes.

An Eventful Year

Given the market backdrop, we hope our fellow shareholders are pleased with the Litman Gregory Masters funds’ 2013 performance. In 2013, both the Litman Gregory Masters Equity Fund and Litman Gregory Masters International Fund beat their benchmarks by healthy margins. The Litman Gregory Masters Smaller Companies Fund returned 36.9% versus 38.8% for the Russell 2000 Index. Though the fund trailed its benchmark, nevertheless we believe the return was impressive in light of an average cash weighting of 19% which created a major drag on its performance. The cash allocation was driven by the fund’s two value managers whose valuation discipline left them unenthused about the stock-picking opportunities available to them. Litman Gregory Masters Alternative Strategies Fund, our only non- equity fund, performed right in line with our expectations. The fund, which is designed to deliver long-term returns with relatively low volatility, returned 6.3% and has delivered an average annual return of 8.6% since it was launched over two years ago. We also feel that it is noteworthy that each of our equity funds has beaten its benchmark by a healthy margin over the past five years (and the same was true for the two merged funds at the time of their mergers).

It was also an eventful year for the Litman Gregory Masters Funds in other ways. In June, Litman Gregory Masters Value Fund was merged into the Equity Fund. This decision was driven primarily by the fund’s low asset base. Then in December, the Focused Opportunities Fund also merged into the Equity Fund. At quarter-end prior to the merger (9/30/2013) the Focused Opportunities Fund had received a four-star Overall Morningstar RatingTM, among 1,484 large growth funds based on risk-adjusted returnsi, and it had out-returned its S&P 500 benchmark by a substantial 2.52% per year over the prior five years. But despite the performance, and like the Value Fund, it had a tiny asset base and the asset growth needed to get the fund to a critical mass did not seem attainable in the foreseeable future. Though these decisions were difficult, we see a potential benefit as we can now focus our attention on two domestic equity funds (the Smaller Companies Fund and the all-cap Equity Fund) instead of four.

Besides receiving assets from the two merged funds in 2013, in June the Equity Fund added two sub- advisors to the fund’s line-up: the team at Fiduciary Management Inc. (FMI) led by Pat English, and Bill Nygren of Harris Associates. (We were pleased with Bill Nygren when he ran a sleeve using the same investment mandate for the Value Fund for many years.)

The International Fund completed its 16th year and it was another strong one. In February, Wellington Management’s Jean-Marc Berteaux and Lazard Asset Management’s Mark Little joined the fund’s five other sub-advisors. We believe we have an exceptionally skilled team, with each manager bringing something different. In our view the fund is well positioned to build on the strong record it has achieved over many years.

The Smaller Companies Fund also added a new manager, Frank Sustersic, at the beginning of the year. As is the case with the Equity and International funds, this fund also is coming off of a very strong five-year performance run, returning 24.6% per year, compared to 20.1% for the Russell 2000 Index. These longer-term performance stretches are particularly satisfying to us.

Finally, as mentioned, the Alternative Strategies Fund had a solid year in 2013 and continued to attract media and investor attention, and fund assets surpassed the $700 million mark late in the year. We believe the quality of the fund’s sub-advisors, its performance so far, the portfolio’s diversified structure, and the low expenses compared to other multi-manager alternative funds explain the strong investor interest.ii

We are expecting at least one additional noteworthy change in 2014: Effective May 1, Ken Gregory will step down as co-portfolio manager on the Litman Gregory Masters equity funds. Jeremy DeGroot, Litman Gregory’s chief investment officer, will continue to co-manage the funds. He will be joined on the Equity Fund by Rajat Jain and Jack Chee. Rajat will also co -manage the International Fund and Jack will also co-manage the Smaller Companies Fund. Ken will continue to serve on the Board of Trustees and will continue to co-author this letter.

Funds’ Performance | 5

These changes reflect a gradual shift that has occurred over many years as Rajat and Jack have taken on increasing research responsibility at Litman Gregory. Rajat, who joined Litman Gregory in 2003 and is a principal in the firm, has primary research responsibility for global equity markets and due diligence responsibility for all of our International Fund sub- advisors and several on the Equity Fund. These responsibilities date back more than five years. Jack joined Litman Gregory in 2000 and is also a principal and is responsible for most of our due diligence work on small -cap managers and several of the sub-advisors on the Equity Fund, as well as handling other asset class research responsibilities. Both Rajat and Jack have been heavily involved in the oversight of our funds for years and both are deeply and passionately committed to the success of the funds. Over the years Ken’s day -to-day responsibilities have lessened as our research team expanded and these individuals and others proved themselves. It has been quite a few years now since Ken was directly involved in research, and though he still takes part in discussions relating to major decisions, these changes will simply formalize a transition that has been in process for some time.

Looking Ahead

After their surprising run in 2013, it is hard to imagine developed-market stocks, particularly U.S. stocks, delivering similarly high returns. However, while stocks look to us to be pricey, low short-term interest rates, tame inflation, and improving economic fundamentals could be enough for the stock markets to deliver acceptable returns in 2014.

Regardless of what may happen to the markets in the near term, our focus, as always is on delivering strong longer-term performance relative to what the markets give us. We have also believed that a focus on the short term is a fool’s game that often results in bad decisions that can lead to investment whipsaw. For the Litman Gregory Masters Funds, our longer-term focus means delivering funds with a structure that we believe increases the odds of success by combining highly skilled investors executing a highly active and focused approach, with a manageable asset base, and an appropriately long-term investment mandate. We strongly believe in this formula and the best measure of that belief continues to be the sizable personal investment in the funds from Litman Gregory principals and employees as well as the Litman Gregory Masters Funds independent trustees. This commitment across our equity funds and the Alternative Strategies Fund totaled $20.8 million as of the end of the year.

Sincerely,

Ken Gregory and Jeremy DeGroot

[i]	For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Litman Gregory Masters Focused Opportunities Fund was rated against the following numbers of US domiciled Large Growth funds over the following time periods: 1,484 funds in the last three years, and 1,302 funds in the last five years. With respect to these Large Growth funds, Litman Gregory Masters Focused Opportunities received a Morningstar Rating of 4 stars and 4 stars for the three-, five-year periods, respectively.

ii	As of the Summary Prospectus dated 5/1/2013, the gross and net expense ratios for the Investor Class were 2.16% and 1.89%, respectively, and for the Institutional class were 1.91% and 1.64%, respectively. Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the Alternative Strategies Fund, has contractually agreed to waive a portion of the advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through April 30, 2014 (unless otherwise sooner terminated) to ensure that the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement, exclusive of Dividend and Interest Expense, for the Investor Class and the Institutional Class will not exceed 1.74% and 1.49%, respectively. As of January 13, 2014, the Morningstar Multialternative Category expenses were 3.50% gross and 1.99% net.

© 2014 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

6 | Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund Review

The Litman Gregory Masters Equity Fund enjoyed a very strong year in 2013, posting a gain of 35.1%. The fund also bettered the Russell 3000 Index benchmark’s gain of 33.6%. The Equity Fund has also posted a very strong absolute and relative average annual return over five years at 20.4% compared to 18.7% for the benchmark. And the fund’s returns also compare favorably to its benchmark over 15 years and since its inception, though it lags the benchmark over 10 years due to its struggles in the 2005 through 2008 period. We also compare the fund to the Morningstar Large Blend Category Average, which we view as the appropriate peer group. Over its life the fund’s returns have compared even more favorably relative to this benchmark than the Russell 3000.

Litman Gregory Masters Equity Fund

Performance as of 12/31/2013

		Average Annual Total Returns
	One-	Three-	Five-	Ten-	Fifteen-	Since
	Year	Year	Year	Year	Year	Inception
Institutional Class	35.14%	13.79%	20.44%	6.28%	6.29%	8.00%
Russell 3000 Index	33.55%	16.24%	18.71%	7.88%	5.32%	7.75%
Custom Equity Index	32.79%	15.38%	17.95%	7.82%	5.59%	7.65%
Morningstar Large
Blend Category	31.32%	14.14%	16.82%	6.65%	4.02%	6.32%
Lipper Multi-Cap
Core Funds Index	32.59%	14.39%	18.76%	7.73%	5.57%	7.42%
Investor Class	35.22%	13.63%	n/a	n/a	n/a	19.34%
Russell 3000 Index	33.55%	16.24%	n/a	n/a	n/a	20.54%
Custom Equity Index	32.79%	15.38%	n/a	n/a	n/a	19.96%
Morningstar Large
Blend Category	31.32%	14.14%	n/a	n/a	n/a	18.33%
Lipper Multi-Cap
Core Funds Index 32.59%		14.39%	n/a	n/a	n/a	19.48%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 5/1/2013, the gross and net expense ratios for the Institutional Class were 1.30% and 1.21%, respectively; and for the Investor Class were 1.55% and 1.46%, respectively. There are contractual fee waivers in effect through 4/30/2014. Through 4/30/2014, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. The inception date for the Institutional Class is 12/31/1996; for the Investor Class, 4/30/2009. See page 4 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Equity Fund. All performance discussions in this report refer to the performance of the Institutional share class.

During 2013 two Litman Gregory Masters funds (Value and Focused Opportunities) were merged into the Equity Fund. The fund also added two sub-advisors in June: a team led by Pat English and Andrew Ramer of Fiduciary Management, Inc. (FMI); and Bill Nygren of Harris Associates. Nygren ran a sleeve of the Litman Gregory Masters Value Fund portfolio for over 10 years.

These moves coincided with the removal of Southeastern Asset Management and Friess Associates from the fund. We are very enthusiastic about these two additions. Based on our analysis, we believe the group of sub-advisors running the Litman Gregory Masters Equity Fund portfolio includes some of the best stock pickers in the mutual fund world.

Read on for a 2013 performance recap and portfolio update, and discussion of an upcoming sub-advisor change.

Performance of Managers

The fund’s strong performance year was driven by outperformance from four of the five sub-advisors who were on the fund for the full year. The outperformance (net of the manager’s fees) ranged from 0.4 to 10.1 percentage points and averaged 5.5 percentage points. The underperforming manager lagged by 1.3 percentage points (but worth noting, this manager has the best long term performance for Litman Gregory Masters of any of the sub-advisors). Nygren and the FMI team led by Pat English also outperformed for the half year that they were on the fund. Over their full tenure on the fund, all but one of the managers have outperformed their index benchmark.i

Key Performance Drivers

The fund’s managers are bottom-up stock pickers, and stock selection (rather than sector weightings) was the primary driver of the strong performance during 2013. The four largest sectors in the Russell 3000 Index portfolio are information technology, financials, consumer discretionary, and health care. During 2013 these sectors made up just over 60% of the benchmark portfolio and just over 70% of the Equity Fund portfolio. In each of these sectors the Equity Fund’s stocks out-returned the stocks held in the index by a substantial margin (the smallest margin of outperformance was 4.4 percentage points). The top performers were an eclectic mix of mostly well known companies including American Express, Facebook, FedEx, Google, Bank of New York Mellon, Visa, Omnicare, Lear, and Amazon. Several of these stocks were held by two sub-advisors.

One more performance attribution fact worth noting is that in a year in which stocks were up over 30%, any cash held was a performance detractor. Though the Equity Fund held only 4% cash on average during the year, this cost the fund almost two percentage points of performance drag.

Among the strongest contributors to performance, Bank of New York Mellon (BK) is also the fund’s largest position at 4.2% of fund assets. The stock is a longstanding Davis holding and it was also bought by FMI when they joined the fund around mid-year. Pat English of FMI points out that BK has modest leverage, and generates about 80% of its annual revenue from custody, trust services, and money management fees. It is not a typical bank. He believes the company’s earnings are depressed largely because the management fees on their money market and short-term bond funds have been partially waived due to low interest rates. For this reason English believes that an investment in BK is a call on a more normal interest rate environment that will eventually develop. He calculates that every one percentage point increase in rates translates into about 30 cents of per share after-tax income. As a reference

Fund Summary | 7

point BK is estimated to earn $2.26 per share in 2014. Other factors that have depressed earnings are also diminishing such as increased compliance expenses and expenses from IT related projects. English believes Bank of New York Mellon will perform particularly well when interest rates rise.

American Express (AXP) was also a top performer. This stock was originally purchased at the inception of the Litman Gregory Masters Equity Fund 17 years ago and it is the only original portfolio holding left in the fund. It has been a strong performer over those many years and 2013 certainly helped with a 59% return. The stock has now moved far beyond its pre-financial crisis peak after declining by more than 80% in the bear market. Looking forward, Davis still finds the stock and company attractive. While the valuation has risen to 16x Davis’ estimate of 2014 owner earnings, he views this value as reasonable in an absolute sense and attractive in a relative sense. He comments that the company has a distinct business model with superior economics to other card companies and he believes management has done an outstanding job maintaining the brand and consumer relevancy. This has driven market share gains in the U.S. credit card industry to about 26% over the past five years (up about two percentage points). He also believes management has been very effective cutting costs and shedding nonstrategic business units (recently publishing and travel) and using a good portion of those savings to reinvest in growth in the core card business. Davis expects AXP to achieve high-single digit pre-tax income growth on mid-single-digit revenue growth. When combined with the aggressive repurchase of stock, this leads to double digit EPS growth.

There are always risks to every company and in the case of AXP one of the obvious long-term risks is a decline in customer relevancy. Management is very focused on this, in particular technological risks from companies like PayPal and Square. Technological risk from specific companies is also being watched and actively assessed by Davis and his team who, at this point, view it as a ways into the future. Another risk is credit costs, which are at 10-year lows. Davis says management anticipates some amount of increase in credit costs is likely in the long-term, and he believes AXP has built in some flexibility on the expense side to manage it. Moreover, they are using the current low credit costs to reinvest in the business. When credit eventually changes, Davis expects it could make for a choppy couple of quarters, but it most likely wouldn’t change the long-term investment case significantly.

The companies on the list of underperformers included Potash, which remains in the portfolio. Potash is the world’s largest fertilizer company by capacity and the stock was purchased by FMI around mid-year. Shortly after it was purchased the stock price plunged when the world’s largest potash marketing/exporting partnership fell apart. FMI typically doesn’t buy commodity-related businesses but they like Potash because the underlying commodity is relatively cheap and the company is among the industry’s lowest-cost producers. This enables the company to ride out the inevitable wide swings in its commodity prices. FMI also was attracted to Potash management’s strong track record of allocating capital with an eye to long-term shareholder returns.

A couple of years ago potash prices were more than $500 per ton, but following the fallout between the leading Russian and Belarusian producers, prices moved down towards $300 per ton. Even at this lower price FMI believes Potash is still a very profitable business. Regarding Potash’s low-cost position in the industry, according to FMI they are in the bottom quartile of the industry’s cost curve. Potash is also strongly positioned in phosphate and nitrogen, the two other primary crop nutrients. Potash owns its own supply of phosphate rock which puts them on the low end of the cost curve for phosphates. And Potash is fortunate to have ready access to the main feedstock of nitrogen fertilizers, i.e., natural gas, which is abundant in North America.

FMI articulates several reasons for its confidence in Potash management’s capital allocation skill and one example was their recognition of tight capacity in the early 2000s. They responded by being one of the first to build out potash capacity. Building capacity is both time- and capital-intensive (they say development takes seven to eight years and can cost over $5 billion). This is why the industry has high barriers to entry. Today, Potash has plenty of capacity and is able to take advantage of the rising demand for this key crop nutrient.

Regarding valuation, FMI says the stock is cheap based on its sizable discount to its average price-to-earnings multiple of the last 10 years. Moreover, a conservative estimate of the replacement cost of the company’s assets is more than 50% higher than the recent stock price. Free cash flow is growing and the current dividend yield is just over 4%.

See page 14 to read individual stock discussions from the sub-advisors.

8 | Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund Contribution by Holding

For the Year Ended December 31, 2013

Top Contributors

Portfolio
Security	Contribution
American Express Co.	2.29%
Google, Inc. - Class A	1.62%
Facebook, Inc. - Class A	1.60%
Bank of New York Mellon Corp.	1.56%
Visa, Inc. - Class A	1.37%
Lear Corp.	1.24%
Omnicare, Inc.	1.17%
Amazon.com, Inc.	0.94%
Berkshire Hathaway, Inc. - Class A	0.88%
FedEx Corp.	0.79%

Bottom Contributors

Portfolio
Security	Contribution
Agnico-Eagle Mines Ltd.	-0.29%
BM&FBovespa S.A.	-0.23%
Fusion-io, Inc.	-0.20%
InvenSense, Inc.	-0.19%
Myriad Genetics, Inc.	-0.18%
Weight Watchers International, Inc.	-0.17%
Potash Corp. of Saskatchewan, Inc.	-0.15%
Goldcorp. Inc.	-0.14%
Peregrine Semiconductor Corp.	-0.14%
Cenovus Energy, Inc.	-0.12%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Portfolio Mix: The Litman Gregory Masters Equity Fund portfolio continues to be built bottom-up without a benchmark focus. So it is not surprising the fund’s portfolio is quite different than its benchmark and this is reflected in its high active share of 83%.

Noteworthy portfolio facts include:

•	The fund’s sector exposure changed during the year. Exposure to technology stocks rose to 28.1% from 18.5% a year ago. Reflecting the shift in the profile of the technology sector from the high-flying days of the tech bubble over 10 years ago, each of the firm’s seven sub-advisors, including the value-oriented stock pickers, now owns at least one technology stock. The technology stocks held by the fund include a wide range of types of companies such as mature companies like Intel and Oracle; Visa, the payments technology company; Accenture, which provides technology services; Google, the dominant player in web search and online advertising; Facebook, the social networking leader; Baidu, the largest search engine in China; Arrow, a global firm that sells IT hardware and systems solutions; and many others including some smaller companies.

Offsetting the increase in exposure to technology stocks was a reduction in the allocation to financials to 21.8% from 25.3%, and a reduction in industrials to 7.9% from 13.5%. Technology is the most overweighted sector at 10 percentage points. Consumer staples, with an allocation of 2.6% compared to 8.5% within the Russell 3000 Index, is the largest underweight.

•	The Equity Fund is also larger-cap than it was a year ago. Large-cap stocks make up 59.7% of the portfolio compared to 48.2% one year ago. Smaller and small-to-mid-cap companies (under $8.06 billion in market cap) make up 26.4% of the portfolio compared to 37.0% a year ago. It is interesting to note that every one of the fund’s sub-advisors held at least one company in the “smaller” category. This reflects the Masters flexibility to invest wherever compelling ideas can be found, so that even predominantly large-cap managers can own smaller companies if they are attractive enough. (The fund has several managers that are primarily large-cap in their focus but one, Dick Weiss is primarily smaller-cap in focus though he does own some larger companies.)

•	At 16% the fund’s allocation to non-U.S. stocks is almost unchanged from a year ago.

Fund Summary | 9

By Sector

	Sector Allocation
	Fund	Fund	Russell 3000
	as of	as of	as of
	12/31/13	12/31/12	12/31/13
Consumer Discretionary	14.8%	16.4%	13.4%
Consumer Staples	2.6%	0.6%	8.5%
Energy	7.0%	9.4%	9.3%
Finance	21.8%	25.3%	17.4%
Health Care & Pharmaceuticals	8.6%	7.1%	12.6%
Industrials	7.9%	13.5%	11.7%
Materials	3.0%	3.8%	3.8%
Technology	28.1%	18.5%	18.1%
Telecom	0.0%	2.0%	2.1%
Utilities	1.0%	0.0%	2.9%
Cash Equivalents & Other	5.3%	3.4%	0.0%
	100.0%	100.0%	100.0%

By Market Capitalization

Market Capitalization:

Micro-Cap < $748 million

Small-Cap $748 million - $3.3 billion

Small/Mid-Cap $3.3 billion - $8.06 billion

Mid-Cap $8.06 billion - $21.5 billion

Large-Cap > $21.5 billion

Totals may not add up to 100% due to rounding

By Domicile

10 | Litman Gregory Funds Trust

Sub-Advisor Changes

As we write this report we are anticipating removing Turner from the sub-advisor line-up as of the end of January, 2014. This move is being triggered by uncertainties we have around recent team departures. (We continue to have a high level of confidence in Frank Sustersic who runs the sleeve Turner is responsible for in The Litman Gregory Masters Smaller Companies Fund and we do not believe he will be meaningfully impacted by these departures.) Simultaneous to the removal of Turner, we will be adding Scott Moore of Nuance Investments. Moore will take over Turner’s 10% allocation.

Near the end of 2013 there was also a change at Davis Selected Advisors, where the firm and Ken Feinberg parted ways. Feinberg co-managed the firm’s Litman Gregory Masters portfolio with Chris Davis since 2002. We are in the process of fully assessing the impact of this change. We have had several discussions with Chris Davis about Feinberg’s departure and we plan to visit Davis’ offices in the first half of the year to meet with him and individual team members.

Background on Scott Moore and Nuance

We conducted due diligence on Moore and Nuance for many months including four days in their offices, a meeting in our office, and many additional hours of phone meetings. We had already decided to add Nuance to the fund prior to the Turner developments and we are extremely enthusiastic about the addition.

Moore is an all-cap investor who relies exclusively on fundamental research to identify best-in-class businesses within industry groups—those considered to have leading and sustainable market share positions, higher-than-average (and less volatile) returns on capital, reasonable capital spending habits, and above-average financial strength. Sustainable market-share positions are critical to Moore’s process, so a major focus is identifying potential competitive transitions, or shifts, within an industry that create significant threats to leadership positions. Moore studies companies’ financial statements to understand the cyclicality of leading businesses over time, with a focus on understanding the magnitudes and drivers of peaks and troughs within industry or company cycles. He then determines a business’s normalized levels of returns on capital, earnings, and free cash flow, which he ultimately uses to value businesses. At the heart of Moore’s valuation work is a focus on the normalized earnings power of a business. The goal of his analysis is to establish estimates of a company’s fair and trough values, resulting in upside and downside price targets used for portfolio construction. Moore typically looks for at least 15%-20% upside when he buys a stock and he will sell an investment when he believes the stock has surpassed the team’s estimate of intrinsic value, when a more attractive investment opportunity becomes available, or when the team believes they made a mistake in their original analysis.

Moore recognizes that winning in the investment business is difficult, and thus he has tried to put every possible wind at his back to increase the odds of success. His approach is not to swing for home runs, but instead to strive for a very high batting average with lots of singles and doubles. Thus he focuses on positive risk/reward outcomes, placing a high premium on maximizing certainty (i.e., a narrow range of potential outcomes), and avoiding situations that require multiple things to go right in order for the investment to pay off. He is focused on avoiding significant losses by being strict around issues that he feels can lead to value traps, even if it means passing on a potential winner. Our due diligence included the examination of the more than 80 stocks Moore has bought and sold since starting Nuance and we found that he has made very few mistakes. This high batting average is particularly encouraging given the Masters mandate not to hold more than 15 stocks. Moore is also committed to preserving portfolio flexibility (across market caps and industry exposures), and has structured his business for minimal investment distractions. He is committed to soft closing the strategy at $1 billion of assets under management.

We believe Moore’s edge is based on the sum of the parts. He is an experienced investor who has honed his investment approach, and has been subjected to (and learned from) the pressure points of the asset-management business. As a result, Moore has created a well-defined, disciplined framework for evaluating risk and reward, and he has thoughtfully structured Nuance to avoid the pitfalls that often undermine the sustainability of investment success. In an industry where catch phrases such as “a focus on quality” and “discipline” pervade marketing literature, we find Moore to be stricter than most. He does not pay lip service to his definition of quality, and his portfolio decisions affirm his discipline of investing with as high a degree of certainty as possible. We believe Moore and Nuance are ideally suited to run a portion of the Litman Gregory Masters Equity Fund portfolio.

Fund Summary | 11

Looking Forward

After a very strong year for stocks it makes sense for investors to scale back their expectations. As we look forward we believe a key for all investors is to recognize the importance of the long-term. Risks in the stock market can be significant and the worst bear markets can seriously damage returns over some lengthy time periods. However, time does typically heal investor returns. We can now look back on 10-year stock market returns that incorporate the horrific bear market of 2008, and we find that they are not bad. (The broad U.S. stock market’s average annual return was 7.9% over the last 10 years.) Unfortunately, investors have a tendency to outsmart themselves as greed and fear often drive asset allocation or fund selection decisions that sometimes result in being in the wrong place at the wrong time. It is our goal to run each of our funds in a way that instills confidence on the part of shareholders that Litman Gregory can sustain the ability to employ highly skilled sub-advisors; and also in the long-term sensibility of the multi-manager fund structure and focused approach. Of most importance, we hope that this confidence results in shareholders’ avoiding whipsaw and holding the funds through the inevitable ups and downs of the markets and occasional periods of temporary underperformance based on their expectation that the Litman Gregory Masters philosophy, approach, and execution will ultimately reward investors over the long run.

[i]	The managers and their respective benchmarks are: Christopher Davis and Ken Feinberg: S&P 500 Index; Clyde McGregor: Russell 3000 Value Index; Frank Sands Jr and Michael Sramek: Russell 1000 Growth Index; Bob Turner and Jason Schrotberger: Russell 1000 Growth Index; Dick Weiss: Russell 2000 Index; Pat English and Andrew Ramer: S&P 500 Index; Bill Nygren: Russell 3000 Value Index.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund

12 | Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Christopher Davis	Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend
Pat English Andrew Ramer	Fiduciary Management, Inc.	15%	All sizes	Blend
Bill Nygren	Harris Associates L.P.	15%	Mostly large- and mid-sized companies	Value
Clyde McGregor	Harris Associates L.P.	15%	All sizes but mostly large- and mid-sized companies	Value
Frank Sands, Jr. A. Michael Sramek	Sands Capital Management, LLC	17%	All sizes but mostly large- and mid-size companies	Growth
Robert Turner Jason Shrotberger	Turner Investment Partners, Inc.	10%	All sizes	Growth
Richard Weiss	Wells Capital Management, Inc.	13%	All sizes but mostly small-and mid-sized companies	Blend

Equity Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Equity Fund from December 31, 1996 to December 31, 2013 compared with the Russell 3000 Index, Lipper Multi-Cap Core Funds Index, Morningstar Large Blend Category, and Custom Equity Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Fund Summary | 13

Litman Gregory Masters Equity Fund Stock Highlights

American Express Co. – Christopher Davis

At Davis Advisors, our goal is to own good businesses (defined by such characteristics as return on equity, competitive advantages, and growth); run by capable, shareholder-oriented people (identified by past record, alignment of incentives, candor, and long-term focus); selling at a reasonable price (based on such factors as adjusted enterprise value, owner earnings, and incremental returns on equity). Permeating this entire process is a thorough consideration of the risks facing the business.

American Express Co. has been among our largest holdings for many years. In terms of business, American Express has a unique model that combines one of the strongest brands in financial services with ownership of the underlying payment network. The company’s brand, which stands for high-quality service, success, and prestige, attracts affluent cardholders who spent an average of $16,000 per primary card in 2013, about four times the industry average. American Express reinforces this higher spending with best-in -class customer service and its leading cardholder rewards program, creating a virtuous circle of customer satisfaction, higher share of wallet per customer, and lower customer turnover. In terms of competitive advantage, we expect charge and credit cards to continue gaining share from cash and checks due to their advantages in convenience, safety, and record keeping. In comparison to Visa and MasterCard, the company has several competitive advantages. First, its brand and the higher spending of its consumer, corporate, and small business cardholders drive merchants’ willingness to pay the company a higher fee. Secondly, customers use its cards primarily as a charge card, rather than a credit card, making it less reliant on consumer lending for revenue and profits than typical card issuers. If the company maintains its appeal and usefulness for consumers over time, per-card spending and transaction fees should increase with disposable income, as should market share gains from cash and checks. Finally, because its payment network is wholly owned, American Express largely avoids sharing its transaction fees with others. This closed loop allows the company to generate significantly greater revenue per transaction dollar than the networks of its competitors Visa and MasterCard, whose interchange fees are shared with issuing banks and other payment processors. Full control over the payment network should also lead to better customer insight over time, perhaps enhancing targeted customer offers and driving higher spending per card.

Turning to people, Ken Chenault (age 62) has been CEO for 12 years, having joined the company in 1981. We give him high marks. Together with his predecessor Harvey Golub, Mr. Chenault helped refocus the company on the core card business while spinning off other unrelated businesses, including financial advisors (Ameriprise). Since becoming CEO he has repeatedly lowered the cost structure of the business, with a goal of reinvesting at least half the savings in the card business. President Ed Gilligan (age 53), Mr. Chenault’s likely successor, also has had a distinguished career at the Company, having joined in 1980 and previously run the travel, international, and corporate services divisions.

In terms of price, American Express trades at approximately 14x our 2014 estimate of owner earnings, what an owner of the entire business could distribute or choose to reinvest on a discretionary basis. Put differently, purchased at today’s price, the company generates about a 7% earnings yield. The dividend yield is 1.1%. Return on equity has consistently been above 20%, and the company generates substantial discretionary free cash flow that can be returned to shareholders via share repurchases and dividends. Shares outstanding have declined 24% since 1993, a decrease of about 1.5% per year. More recently, shares outstanding at year-end 2012 were down 4.2% from year-end 2011. We expect the trend of higher share repurchases to continue.

Finally, we should discuss the major risks facing the business. Chief among these is the possibility of the company losing its consumer relevancy in terms of convenience, brand, service, or the value proposition (rewards). Although such a decline could happen, we are reassured that management continues to invest in marketing and rewards rather than “milk” the business for short-term earnings. A second risk lies in the possibility of a dramatic upheaval in the payments industry, likely enabled by Internet technology. A number of companies have attempted to break into the electronic payments industry, but so far PayPal is the only clear success story. Others, such as Square, have expanded the reach of the industry by allowing smaller merchants to accept cards. American Express has made a number of small acquisitions of new technologies, which we view as a kind of R&D expense. A third major risk is that the economics of American Express’s existing business could be slowly eroded as other card issuers pursue the same transaction-based (rather than lending-based) customers. JPMorgan Chase has been a determined competitor in the affluent segment. While these risks must be watched closely, we feel management is doing a good job meeting these challenges: since 1999 American Express has grown its share of U.S. credit card purchases from 20% to 26%. Next, we must always consider the actions of regulators. Retailers are not forced to accept credit or charge cards, but they often complain to regulators and legislators about the fees they pay. Although this is a more modest risk for American Express than Visa or MasterCard and also less likely today than a few years ago, it could become an issue again at some point.

Arrow Electronics, Inc. – FMI Team

Arrow Electronics, Inc. is the world’s second largest distributor of electronic components and enterprise computing solutions, with annual sales of over $20 billion. The company also offers a variety of value-added services including programming, system training and certification, solutions testing, and inventory and supply chain management. As a distributor of electronics and technology systems, Arrow benefits from the global growth in high technology without being exposed to the same obsolescence risk as technology manufacturers. Over the years, we have repeatedly observed how quickly the technology industry can change, and how seemingly durable franchises are displaced by companies that create newer, more advanced products. This can make it very challenging for long term investors to make safe technology investments and gain exposure to global technology growth. Arrow, however, gives us the ability to achieve just that, as the company has proven to be quite resilient to changes in the tech industry over time. Arrow gives our portfolio exposure to an important and growing global industry while also investing in a quality business.

14 | Litman Gregory Funds Trust

Arrow serves over 100,000 customers spanning 85 different countries. They have uniquely positioned themselves within the technology supply chain, providing necessary products while also adding value for both their suppliers and customers. Their scale, breadth of products, and value added services gives them a competitive advantage over smaller distributors in the industry, which should allow them to continue to take market share over time.

There’s no denying that software, storage, servers, semiconductors, and other products that Arrow sells are cyclical, and thus, so is Arrow. However, through a full cycle, Arrow has earned a respectable and above average return on invested capital that exceeds their cost of capital. Furthermore, over the long term, Arrow has grown both sales and earnings at an above average rate. Yet the company still trades for less than 10x forward earnings, which is a huge discount to the S&P 500 and Russell 2000. On both an absolute and relative basis, Arrow Electronics trades at an attractive valuation.

HSN, Inc. – Clyde McGregor

HSN, Inc. is the parent company of the Home Shopping Network and Cornerstone, an internet and catalogue retailer. We believe that HSN is a competitively advantaged retailer with the positive characteristics of an e-commerce company but a valuation comparable to traditional bricks & mortar peers. Although HSN’s profit margins have widened over the past few years, they still fall quite short of QVC, the company’s major competitor. We believe that this margin spread offers investment opportunity, especially since QVC’s parent, Liberty International, owns more than 35% of HSN.

When effectively managed, the television home shopping channel has meaningful competitive advantages. Although the classic home shopping stereotype suggests an unattractive customer set and inferior product, analysis shows the channel’s typical shopper to be a woman with highly sought after characteristics such as home ownership and above average family income. Home shopping continues to take market share in part because of its inherent flexibility as HSN can adjust its product airtime to meet demand. Perhaps most important is the unusual relationship with the consumer: TV shopping customers have learned that the first price is the best price and to buy quickly or risk a sellout. To this end, approximately 70% of the merchandise sold on HSN is exclusive.

CEO Mindy Grossman joined HSN in 2006 with a mandate to relaunch the brands and improve profit margins. Since 2008 corporate EBITDA margins have increased from 4.9% to 9.3%, with the HSN segment approaching 11%. SG&A leverage should contribute to future EBITDA margin growth as most costs below the gross profit line are largely fixed. For now, CEO Grossman has chosen to invest for the future by upgrading the company’s talent and infrastructure, and this has retarded earnings progress.

Despite several years of improvement, HSN still lags far behind the results that Liberty International has achieved domestically at QVC where EBITDA margins routinely exceed 20%. To us, this implies robust margin potential on a stand-alone basis and possible material synergies through the combination of HSN with QVC. Opportunities for cost savings include cable/satellite carriage agreements, leverage on call and distribution centers, vendor terms, and overhead expenses. Liberty has stated that it considers its HSN position to be strategic, but it should also be noted that early in 2013 Liberty sold bonds that are convertible into a portion of its HSN holding.

On its own, HSN’s capital allocation is investor-friendly. Successful interactive retailers generate significant free cash flow, and HSN is no exception. The company announced a share repurchase program in 2011 and subsequently repurchased roughly one- eighth of its 2011 share base. HSN also initiated a dividend in 2011 and has implemented several increases. The company’s balance sheet is conservative, and management has targeted a more aggressive leverage position, which we believe can be safely maintained. To that end, HSN’s current stock repurchase authorization would, if effected, reduce the 2012 share base by another 20%.

FedEx Corp. – Bill Nygren

Since inventing the air express business in the early 1970s, FedEx Corp. has been synonymous with airplanes. The company has changed significantly since then, but investors still seem to be focused on the air express business, generally ignoring the ground business that has grown to make up the majority of profits. We think this is a mistake – and our investment is predicated on the high value of this quickly-growing and high-return ground business that receives such little attention.

FedEx Ground delivers time-sensitive parcels to locations across the U.S. with a massive network and the fastest speed in the industry. The business has substantial barriers to entry, largely because of the cost savings that accompany scale and therefore make it difficult for small competitors to operate profitably. This dynamic has led to the stable duopoly that FedEx and UPS currently enjoy, despite a multi-year (and ultimately unsuccessful) attempt by DHL to break into the market. Over the last decade, FedEx Ground has morphed from a small piece of FedEx into the company’s most profitable segment, driven by the well-known growth in e- commerce and a near doubling in FedEx Ground market share to almost 30%. This rapid growth should continue for many more years as e-commerce continues to thrive and as FedEx’s quicker and more efficient ground network supports ongoing market share gains. Overall, this combination of high-returns and high-growth make FedEx Ground a very valuable business.

Meanwhile, FedEx is quickly improving profitability in their legacy Express segment which has struggled since the recession. Margins in Express fell to all-time lows in 2013 as slow growth in international trade left FedEx with an underutilized aircraft fleet. Management has since laid out plans to more than double Express earnings over the next few years, primarily through headcount reductions and the replacement of old aircraft. We believe FedEx management has both the ability and willingness to meet their targets, and profits from Express should increase considerably as a result.

These strong fundamentals are complimented by a management team that we are pleased to invest alongside. Most importantly, FedEx executives think and act like owners, thereby meeting our primary criteria for management. Fred Smith (who owns 5% of the company) recently demonstrated this alignment with shareholders by announcing plans to repurchase over 10% of FDX stock at what we believe is a bargain price. We are happy to see management capitalizing on the market’s misperception of FedEx – and we are doing the same.

Fund Summary | 15

priceline.com, Inc. – Sands Team

Many of the businesses Sands Capital invests in are innovators and disruptors that are often enabling and benefitting from powerful secular trends driving meaningful change. One such trend is the proliferation and rising importance of e-commerce, particularly in highly fragmented categories such as travel. This trend is a tailwind that has helped priceline.com, Inc. (PCLN) grow its earnings at above-average rates for the past several years, and we expect above-average growth to continue for the next 5+ years. The company is an online travel agent (OTA) that allows consumers around the globe to book travel services including hotel rooms, airline tickets, car rentals, vacation packages, and cruises through its three primary websites: Booking.com, priceline.com, and Agoda.com.

While Priceline is mostly known for its “name your own price” business in the U.S., the majority of the business actually consists of another business line called Booking.com. Booking. com is a fixed-price service whose strategic focus has historically been on Europe—the world’s largest hospitality market. Brand -name hotel chains have a limited presence outside of the U.S., and as a result independent/boutique hotels account for a significant share of Europe’s hotel market. This market fragmentation creates a vast opportunity for Booking.com. The website reduces online reservation friction by consolidating thousands of hotels onto a single website. Furthermore, it enhances a hotel’s online presence by providing travelers with valuable details and user reviews for each hotel. Today the website works with more than 330,000 hotels in over 180 countries and counts the U.S., Latin America, and Asia among its fastest growing regions. Despite its size, Booking. com continues to grow and partner with new properties at a rapid pace; year-over-year property growth was over 50 percent in Western Europe and over 30 percent in the U.S. and a number of Asian countries. A robust property selection is important because Booking.com benefits from strong and growing network effects that should drive growth–travelers seek out the large room selection, convenience, and value-adding content, and hotels want to be where the travelers are.

The company also operates priceline.com, which caters primarily to the U.S. travel market, and Agoda.com, which focuses on the Asian market. While Agoda.com is just a fraction of priceline’s current business, we expect it will continue to expand and contribute to growth as disposable incomes and Internet penetration rates rise in emerging markets.

In our opinion, the company’s business model is attractive, highly scalable, and boasts unusually high margins. Relative to traditional travel agents and tour operators, OTAs are often less expensive, for both hotels and consumers. In spite of this advantage, online bookings are still relatively underpenetrated, as is the case with many areas of e -commerce. We estimate fewer than 40 percent of European hotel rooms are booked online. We think OTA penetration will continue to increase, which should drive growth for each of priceline’s properties. As hotel reservations continue to shift online and priceline continues to expand into new geographies, we think the company is well positioned to drive above-average earnings growth over the next five years.

Linx S.A. – Turner Team

Linx S.A. is Brazilian- based company that develops and implements software solutions for the Brazilian retail sector. The company is a market leader in providing enterprise resource planning (ERP) and point of sale (POS) software for the Brazilian retail market focusing on areas such as apparel, gifts, building material, supermarkets, pharmacies, and electronics. The company offers its customers an integrated business management system that covers business automation software, inventory management, customer relationship management, financial management, management of products lifecycle, and supply management. The company currently serves approximately 13,000 Brazilian retailers and more than 65,000 POS terminals.

Linx is benefiting from strong underlying growth trends in the retail and technology sectors in Brazil supported by low unemployment, improving consumer confidence, and increasing wages. In 2011, the total addressable market for Brazilian retail management software was $7.4 billion in Brazilian real currency and the IDC projects annual growth of 18% through the year 2015. This projected growth is supported by an expanding middle class, increased access to credit, and the emergence of credit and debit cards. Linx is the market leader in retail management software in Brazil evidenced by its 29% market share, three times larger than its nearest competitor.

We believe that Linx will continue to be the beneficiary of a favorable environment in Brazil for retail companies. According to research firm Gartner, software spending as a percent of GDP in Brazil is expected to increase from 0.2% in 2012 to 12.4% through the year 2016. This uptick in growth is the result new shopping malls opening throughout Brazil. This move bodes well for Linx as the shift away from mom-and-pop stores toward chains and larger stores fits into the company’s cloud-based solution product for larger stores. Additionally, the Brazilian government has introduced initiatives which have aided the growth of Linx and other software companies in the form of favorable tax policy and easy to obtain credit. This backdrop along with a growing need for software technology for retail companies has placed Linx in an enviable position for future growth.

While we see a strong growth runway for Linx, we continuously monitor the investment risk associated with this company. Competition is gaining momentum as global software providers, such as SAP, IBM, and Microsoft, begin to move into emerging markets. However, we believe that Linx is well positioned to capture further market share aided by the company’s longevity, customer retention, potential for accretive M&A activity, and its ability to comply with the ever-changing sales tax laws and regulations in Brazil.

The growth for Linx is dependent on the revenues it generates from its subscriptions of new business. In 2012, 75% of gross revenues were generated from its subscriptions. In fact, renewal rates have exceeded 90% in each year of the past five years leading up to 2012. The next leg of growth for Linx is expected to come from its “omni-channel” platform, which is aimed at retailers who are looking to grow their business across Internet, mobile, and social networking. The omni platform will allow retailers to better analyze large volumes of data to understand customer behavior along with working with third party vendors in an effort to boost sales conversion rates.

16 | Litman Gregory Funds Trust

Linx is currently trading 18 times forward Enterprise Value/EBITDA (Earnings before interest, taxes, depreciation and amortization) with expectations that the stock will trade at 25x earnings in 2015, with an estimate of $2.00 cash earnings per share. At its current valuation, Linx trades at a healthy discount to other comparable global software companies with similar operating and financial characteristics. We expect annual cash earnings per share growth of 20% over the long-term.

Royal Gold, Inc. – Dick Weiss

Royal Gold, Inc. (RGLD), a royalty based small cap gold operator with a market cap of 3.2b, is in the business of acquiring and managing precious metal royalties. The company finances exploration/production operations in exchange for royalty interests on precious metal assets, primarily gold. The revenue mix as of Calendar Year Q3 2013 for the company is a follows; gold: 70%, copper: 11%, nickel: 8%, silver: 7%, other: 4%. The miners pay RGLD on the production from specific mines either as a cash royalty or in the commodity itself. If paid in the metal, RGLD will immediately sell it on the spot market by which it derives significant tax advantages. Royal Gold does not conduct mining operations and is strictly royalty based, thus having one of the lowest fixed-cost business models in the sector.

Gold has been a volatile commodity throughout 2013 as investors grappled with the implications from QE3, coupled with general macro weakness which drove down the price of the metal for much of the year. Many felt QE3 would be good for gold as an excess supply of money flowed into the system, with the thinking inflation would rise as a result. Historically, gold has been used as an inflationary hedge by investors given its historical role as a repository of monetary value. However, in 2013 inflation was held in check and gold has been under pressure for several quarters. We view this underperformance as opportunity.

The primary attraction of Royal Gold is its low cost business structure. RGLD pays operators up front for rights to their production streams. As of Calendar Year Q3 2013 end, RGLD had 15 production stage royalty interests and 3 development stage royalty interests. Importantly, RGLD is somewhat insulated from the pressure on industry ROIs resulting from cost over-runs at new mines. Numerous mining companies in the sector are facing rising cash costs just as metal prices have come under pressure over the past 12 months. As a result, margins and earnings power in the sector have come under pressure as of late. RLGD, with its return tied to the revenue of specific mines is an attractive way to gain exposure to the space, without the P&L headwinds facing many miners in the group.

A key-issue for the stock, is the development of one of the company’s largest royalty interests, Mt. Milligan. Mt. Milligan is a new copper mine operated by Thompson Creek in British Columbia, Canada. RGLD has the rights to 52.25% of payable gold from the mine with estimated reserves of 6.0m oz (Au) and a mine life of 22 years. Annual production is expected to ramp to 262K oz (Au)/yr. with commercial production slated to commence in C.Y. Q1 of 2014. As Mt. Milligan ramps, we expect an improved free cash flow profile which should allow the company to invest in future royalties and/or return cash to shareholders through dividend increases or buybacks. In our estimates, we assume by year end 2015 Mt. Milligan will contribute over $100m in royalty revenues, accounting for 30% of total company revenues. Consequently, free cash flow should grow nearly 20% in each of the next two years as the mine site ramps. The improving cash flow profile and capital return potential makes the stock an attractive investment opportunity as we move into 2014.

Holding true to our underlying investment process, which uses private market value (PMV) as the primary valuation vehicle, we utilized the same approach when analyzing RGLD. Most stocks tend to trade between 50%-80% of their PMV in the public sector market. The stock appears attractive on a PMV basis as its 40% price decline in the past year offset much of the negative impact of a falling gold price. With the stock selling at the low end of historical ranges on P/BV and P/Cash Flow and cash flow expected to grow substantially in 2014 and 2015 even with a flat gold price, we believe the stock has attractive risk/reward characteristics.

Fund Summary | 17

Litman Gregory Masters Equity Fund

Schedule Of Investments In Securities at December 31, 2013

Shares		Value
COMMON STOCKS: 94.8%

Consumer Discretionary: 14.8%
13,400	Amazon.com, Inc.*	$5,343,786
139,000	Chico’s FAS, Inc.	2,618,760
153,700	Comcast Corp. - Class A	7,666,556
80,500	DIRECTV*	5,561,745
154,500	General Motors Co.*	6,314,415
97,800	HSN, Inc.	6,092,940
150,000	Interpublic Group of Companies, Inc.	2,655,000
84,200	Lear Corp.	6,817,674
70,000	Lennar Corp. - Class A	2,769,200
145,000	Liberty Interactive Corp. - Class A*	4,255,750
280,500	Pirelli & C. SpA	4,862,008
4,800	priceline.com, Inc.*	5,579,520
49,000	Weight Watchers International, Inc.	1,613,570
		62,150,924
Consumer Staples: 2.6%
17,620	Costco Wholesale Corp.	2,096,956
38,700	CVS Caremark Corp.	2,769,759
57,000	Henkel AG & Co. KGaA	5,940,576
		10,807,291
Energy: 7.0%
61,900	Baker Hughes, Inc.	3,420,594
172,710	Canadian Natural Resources Ltd.	5,844,506
82,000	Devon Energy Corp.	5,073,340
40,400	National Oilwell Varco, Inc.	3,213,012
220,000	Newfield Exploration Co.*	5,418,600
72,700	Schlumberger Ltd.	6,550,997
		29,521,049
Finance: 21.8%
15,510	Alleghany Corp.*	6,203,380
139,240	American Express Co.	12,633,245
82,000	American International Group, Inc.	4,186,100
200,000	Atlas Mara Co-Nvest Ltd.*	2,415,000
266,000	Bank of America Corp.	4,141,620
504,420	Bank of New York Mellon Corp.	17,624,435
56	Berkshire Hathaway, Inc. - Class A*	9,962,400
34,000	Berkshire Hathaway, Inc. - Class B*	4,031,040
94,000	Blackstone Group L.P. (The)	2,961,000
55,000	Capital One Financial Corp.	4,213,550
222,000	CapitalSource, Inc.	3,190,140
13,000	Fairfax Financial Holdings Ltd.	5,200,780
69,000	JPMorgan Chase & Co.	4,035,120
105,400	Loews Corp.	5,084,496
114,050	Safeguard Scientifics, Inc.*	2,291,264
73,040	Wells Fargo & Co.	3,316,016
		91,489,586
Health Care, Pharmaceuticals & Biotechnology: 8.6%
25,900	Alexion Pharmaceuticals, Inc.*	3,446,254
26,500	athenahealth, Inc.*	3,564,250
51,490	Gilead Sciences, Inc.*	3,869,474
98,900	Health Net, Inc.*	2,934,363
67,500	Medtronic, Inc.	3,873,825
118,100	Myriad Genetics, Inc.*	2,477,738
84,170	NPS Pharmaceuticals, Inc.*	2,555,401
91,600	Omnicare, Inc.	5,528,976
89,000	Patterson Companies, Inc.	3,666,800
10,700	Regeneron Pharmaceuticals, Inc.*	2,945,068
39,040	Veeva Systems, Inc. - Class A*	1,253,184
		36,115,333
Industrials: 7.9%
40,500	3M Co.	5,680,125
55,000	Adecco S.A.	4,360,716
76,300	Atlas Air Worldwide Holdings, Inc.*	3,139,745
28,500	FedEx Corp.	4,097,445
185,500	Herman Miller, Inc.	5,475,960
123,600	Hertz Global Holdings, Inc.*	3,537,432
1,865,420	Louis XIII Holdings Ltd.	1,876,499
46,750	Snap-on, Inc.	5,120,060
		33,287,982
Materials: 3.0%
90,800	Freeport-McMoRan Copper & Gold, Inc.	3,426,792
175,500	Potash Corp. of Saskatchewan, Inc.	5,784,480
69,000	Royal Gold, Inc.	3,178,830
		12,390,102
Technology: 28.1%
61,000	Accenture Plc - Class A	5,015,420
55,000	Akamai Technologies, Inc.*	2,594,900
9,290	Apple, Inc.	5,212,712
149,700	ARM Holdings Plc - ADR	8,194,578
88,000	Arrow Electronics, Inc.*	4,774,000
31,500	ASML Holding N.V.	2,951,550
26,500	Baidu, Inc. - ADR*	4,713,820
79,450	Digimarc Corp.	1,530,207
157,990	Facebook, Inc. - Class A*	8,635,733
204,100	Global Eagle Entertainment, Inc.*	3,034,967
11,950	Google, Inc. - Class A*	13,392,485
154,000	Intel Corp.	3,997,840
113,262	Linx S.A.	2,300,045
36,000	MercadoLibre, Inc.	3,880,440
164,280	NeoPhotonics Corp.*	1,159,817
295,000	Oracle Corp.	11,286,700
250,700	Polycom, Inc.*	2,815,361
89,688	Salesforce.com, Inc.*	4,949,881
20,780	Stratasys Ltd.*	2,799,066
36,630	Tableau Software, Inc. - Class A*	2,524,906
77,000	TE Connectivity Ltd.	4,243,470
70,400	Teradata Corp.*	3,202,496
56,250	Visa, Inc. - Class A	12,525,750
30,410	Workday, Inc. - Class A*	2,528,896
		118,265,040
Utilities: 1.0%
220,000	Calpine Corp.*	4,292,200
TOTAL COMMON STOCKS
(cost $284,774,984)		398,319,507

The accompanying notes are an integral part of these financial statements.

18 | Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund

schedule of investments in securities at December 31, 2013

Shares		Value
RIGHTS/WARRANTS: 0.0%
	Atlas Mara Co-Nvest Ltd.*
200,000	12/17/2017	$128,000
RIGHTS/WARRANTS: 0.0%
(cost $2,000)		128,000

Principal
Amount
SHORT-TERM INVESTMENTS: 5.3%

REPURCHASE AGREEMENTS: 5.3%
$22,165,000	FICC, 0.000%, 12/31/2013, due 01/02/2014 [collateral: par value $20,975,000, U.S. Treasury Bill, 0.250%, due 01/09/2014; U.S. Treasury Note, 3.625%, due 02/15/2020; value $22,631,568] (proceeds $22,165,000)	22,165,000

TOTAL REPURCHASE AGREEMENTS
(cost $22,165,000)		22,165,000

TOTAL SHORT-TERM INVESTMENTS
(cost $22,165,000)		22,165,000

TOTAL INVESTMENTS IN SECURITIES
(cost $306,941,984): 100.1%		420,612,507

Liabilities in Excess of Other Assets: (0.1)%		(295,380)

Net Assets: 100.0%		$420,317,127

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 19

Litman Gregory Masters International Fund Review

Litman Gregory Masters International Fund returned 21.5% for 2013, well above the S&P Global (ex-U.S.) LargeMidCap Index, its primary benchmark, which returned 15.8%. The fund lagged the MSCI EAFE Index, which returned 23.3%. Over a longer horizon, which is what we focus on, the fund has outperformed both indices. Since its 12/1/1997 inception, the fund has delivered an average annualized return of 9.1%. This compares very favorably to the S&P Global (ex U.S.) LargeMidCap Index and the MSCI EAFE Index, which returned 6.6% and 5.9%, respectively. Another index that we use to gauge the performance of the Litman Gregory Masters International Fund is the Morningstar Foreign Large Blend Category Average, which returned 19.3% for the year and has returned 4.8% since the fund’s inception.

Litman Gregory Masters International Fund

Performance as of 12/31/2013

	Average Annual Total Returns
	One-	Three-	Five-	Ten-	Since
	Year	Year	Year	Year	Inception
Institutional Class	21.47%	6.87%	14.40%	8.47%	9.07%
S&P Global (ex U.S.)
LargeMidCap Index	15.83%	5.55%	13.42%	8.15%	6.59%
MSCI EAFE Index	23.29%	8.66%	12.95%	7.39%	5.89%
Morningstar Foreign
Large Blend Category	19.32%	6.71%	11.90%	6.41%	4.84%
Lipper International
Large-Cap Core
Funds Index	20.66%	7.39%	11.74%	6.36%	5.61%
Investor Class	21.12%	6.58%	n/a	n/a	14.23%
S&P Global (ex U.S.)
LargeMidCap Index	15.83%	5.55%	n/a	n/a	14.01%
MSCI EAFE Index	23.29%	8.66%	n/a	n/a	14.61%
Morningstar Foreign
Large Blend Category	19.32%	6.71%	n/a	n/a	13.72%
Lipper International
Large-Cap Core
Funds Index	20.66%	7.39%	n/a	n/a	13.80%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 5/1/2013, the gross and net expense ratios for the Institutional Class were 1.30% and 1.15%, respectively; and for the Investor Class were 1.55% and 1.40%, respectively. There are contractual fee waivers in effect through 4/30/2014. Through 4/30/2014, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. The inception date for the Institutional Class is 12/1/1997; for the Investor Class, 4/30/2009. See page 4 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters International Fund. All performance discussions in this report refer to the performance of the Institutional share class.

In terms of peer group ranking, Litman Gregory Masters International Fund (MSILX) was in the top 30 percent of the Morningstar Foreign Large Blend peer group for 2013. Taking a longer view, the fund has outperformed more than 80% of its peers over the five-, 10-, and 15-year periods. As of December 31 2013, Morningstar, Inc. ranked the fund in the top 30th, 54th, 13th, 19th, and 7th percentiles among 791, 700, 629, 323, and 177 Foreign Large Blend funds over the trailing one-, three-, five-, 10-, and 15-year periods, respectively, based on total return.

Taxable shareholders also benefited from the fund’s tax-loss carryforwards. This meant the fund did not have to distribute any taxable capital gains in a year of strong returns. Moreover, the fund continues to have a carryover equal to 14.1% of assets that can be used to offset future capital gains.i

Performance of Managers

In 2013 all five sub-advisors with sufficient history with the fund outperformed their respective benchmarks. (Two sub-advisors, Jean-Marc Berteaux and Mark Little, were added to the fund during 2013.) Each of the five managers generated strong absolute and relative performance, with outperformance ranging between 4.0 and 10.4 percentage points. While it was good to see such strong performance over a calendar year, it is the long-term performance we focus on, whether in assessing our sub-advisors’ performance or the overall fund’s performance. Looking at since-inception returns, each of the five managers with longer track records outperformed their respective benchmark. It is also worth noting that all the sub-advisors who have ever run a portion of the Litman Gregory Masters International Fund outperformed their respective benchmarks during their tenure with the fund—this includes fired managers and one who passed away early in the fund’s 16-year history. We believe this record reflects well on Litman Gregory’s manager selection over the years.ii

Key Performance Drivers

Sector and region/country allocations, a byproduct of sub-advisors’ stock selection, were not material drivers of overall performance. Of note, though, is the positive allocation effect stemming from the fund’s overweighting to the consumer discretionary sector and Europe during 2013 (both handily outperformed the aggregate index). The fund’s underweighting to Japan was a slight detractor, though it was more than made up by the positive contribution from Japanese stock selection.

Stock selection was the primary factor behind the fund’s relative outperformance during 2013. Valeo, owned by the fund’s new sub-advisor, Mark Little and team at Lazard, was up nearly 115% for the year. It is a global auto supply company listed in France. Following the financial crisis of 2008/09, a new management team rebuilt Valeo’s operating margins structure and its ROE rose to over 20%. Yet the stock started 2013 trading on a very low multiple of earnings. The market viewed the company’s profitability as unsustainable because of its historical susceptibility to Europe’s cyclical auto demand, and, in particular, relatively weak French automakers (Valeo’s customers) and French auto demand. According to Little, the global auto market now drives Valeo’s profitability, through key global customers such as BMW and Daimler, rather than

20 | Litman Gregory Funds Trust

the French car market. Moreover, since the crisis its products and technologies, such as automatic emission-reducing stop-start systems, have found greater usage in newer car models. Finally, as auto parts companies have consolidated in many markets, Valeo is now an oligopoly supplier and, as a result, has pricing power. As sentiment towards the global and European macroeconomic situation improved in 2013, Valeo’s stock rose. Valeo trades at 11x next year’s consensus earnings estimate. Little considers this a reasonable valuation for a cash-generative business which has grown organically at rates above the global market and with a 20%+ return on equity. Valeo remained a fund holding as of December 31, 2013.

Another strong performer for the year was Valeant, a Canadian pharmaceutical company that we have mentioned in prior shareholder reports. Valeant typically focuses on acquiring companies that are too small to interest larger pharmaceutical companies, such as Pfizer. The company has been able to grow faster than many of its peers, with less exposure to patent risk (it targets acquisitions to create a diversified drug lineup), and investors are now beginning to recognize these positive attributes. The stock, owned by the Thornburg team of Bill Fries and Vin Walden, remained a holding as of the end of the year.

The fund’s worst performer in 2013 was Canadian gold-mining company, Kinross Gold, down over 50% during the year. This position at the outset had a relatively low weighting in the portfolio, so it had only a minor impact on overall performance in absolute terms. The fall in Kinross’s stock price was emblematic of gold miners generally that were hurt by the worst year for physical gold performance since 1981, in part stemming from substantial selling by financial investors. Amit Wadhwaney of Third Avenue Management, the sub-advisor who purchased this stock, notes there continues to be interest in physical gold purchases, which should offer support to gold’s price. In addition, he believes Kinross will benefit from lower input prices as China’s demand for base metals, used in gold production, declines concurrent with its efforts to rebalance its economy away from infrastructure spending.

Gold prices could decline further from present levels, but Wadhwaney says that Kinross’ current stock price already discounts a gold price that is about 20% lower than present levels). Lower gold prices have triggered sizable write downs of carrying values of various gold-mining assets across gold miners, and Kinross is no exception in this regard. Given its relatively strong balance sheet though, Kinross, has not needed to issue equity at these arguably depressed prices, so equity shareholders were not diluted. The company is strongly capitalized with over $1.5 billion in cash and equivalents, and a similar amount available in undrawn credit facilities, and no risk of having to roll over debt until 2016. Kinross remained a fund holding as of the end of the year.

Litman Gregory Masters International Fund Contribution by Holding

For the Year Ended December 31, 2013

Top Contributors

Portfolio
Security	Contribution
Daimler AG	1.71%
Daiwa Securities Group, Inc.	1.70%
Valeant Pharmaceuticals International, Inc.	1.49%
Valeo S.A.	0.98%
Associated British Foods Plc	0.94%
Sampo Oyj - Class A	0.82%
Don Quijote Holdings Co. Ltd.	0.81%
AIA Group Ltd.	0.79%
Roche Holding AG	0.79%
Baidu, Inc. - ADR	0.76%

Bottom Contributors

Portfolio
Security	Contribution
Kinross Gold Corp.	-0.56%
BR Properties S.A.	-0.47%
Incitec Pivot Ltd.	-0.42%
Saipem SpA	-0.35%
Carpetright Plc	-0.34%
Outotec Oyj	-0.33%
LT Group, Inc.	-0.32%
AirAsia BHD	-0.30%
Dena Co. Ltd.	-0.28%
Canon, Inc.	-0.28%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Portfolio Mix: Please see page 22 for sector, regional, and market-cap allocations as of year-end.

As with all Litman Gregory Masters funds, the primary focus of The International Fund is to generate superior long-term returns relative to its benchmarks. We believe one explanation for the fund’s success over the years is the willingness of the fund’s stock pickers to hold the stocks they believe offer the most compelling risk/return potential over their investment horizon, without any consideration for whether or not a stock is in the benchmark. This philosophy results in a portfolio that looks quite different from its benchmark, as is apparent from the fund portfolio’s high active share of 89%. (Active share measures the portion of a portfolio that is positioned differently than its index benchmark portfolio.)

Noteworthy portfolio facts include:

•	The fund’s sector allocation, driven by each sub-advisor’s bottom-up stock selection, changed in 2013. The fund’s allocation to the consumer discretionary sector increased the most, while allocations to financial and technology sectors declined. The largest differences relative to the benchmark are the fund’s nearly 13 percentage point overweight to the consumer discretionary sector (23.6% versus 11.0%) and the fund’s six percentage point underweight to the financial sector (20.2% versus 26.5%).

Fund Summary | 21

•	There were no major changes to the fund’s regional allocations during 2013. Exposure to North America (mostly Canada) roughly doubled to 10% of the fund. This gain was offset by a reduction to Japan. Relative to the benchmark, the fund is overweight Europe (58.4% versus 47.3%) and underweight Japan (9.1% versus 16.5%). Exposure to emerging markets decreased from 16.0% to 12.3% during the year.

•	The fund’s market-cap allocation changed slightly during the year, with the large-cap exposure falling about seven percentage points and mid-caps increasing about five percentage points. As of December 31, 2013, the fund’s weighting to large-caps (market-cap greater than $10 billion), mid-caps ($2 billion to $10 billion), and small-caps ($2 billion and less) was 60.1%, 27.1%, and 8.4%, respectively.

•	The fund’s cash position increased nearly two percentage points to 4.4% of the portfolio. The historical average cash weighting in the fund is 6.7%.

By Sector

	Sector Allocation
			S&P Global
			(ex U.S.)
	Fund	Fund	LargeMidCap
	as of	as of	Index as
	12/31/13	12/31/12	of 12/31/13
Consumer Discretionary	23.6%	13.5%	11.0%
Consumer Staples	5.6%	5.1%	9.9%
Energy	3.4%	2.6%	9.2%
Finance	20.2%	28.2%	26.5%
Health Care & Pharmaceuticals	9.0%	6.9%	8.0%
Industrials	12.1%	16.6%	10.9%
Materials	7.9%	6.9%	8.4%
Technology	10.7%	15.7%	7.1%
Telecom	3.1%	2.0%	5.8%
Utilities	0.0%	0.0%	3.3%
Cash Equivalents & Other	4.4%	2.5%	0.0%
	100.0%	100.0%	100.0%

By Region

	Regional Allocation
			S&P Global
			(ex U.S.)
	Fund	Fund	LargeMidCap
	as of	as of	Index as
	12/31/13	12/31/12	of 12/31/13
Africa	0.4%	0.0%	1.7%
Australia/New Zealand	2.5%	0.0%	5.3%
Asia (ex Japan)	11.6%	13.1%	17.4%
Japan	9.1%	13.6%	16.5%
Western Europe & UK	58.4%	60.2%	47.3%
Latin America	3.7%	3.8%	3.9%
North America	9.8%	5.5%	7.1%
Middle East	0.0%	1.3%	0.8%
Cash Equivalents & Other	4.4%	2.5%	0.1%
	100.0%	100.0%	100.0%

By Asset Class	By Market Capitalization

Market Capitalization:	Market Capitalization:
Developed Markets Small-Cap < $2.0 billion	Small-Cap < $2.0 billion
Developed Markets Large and Mid-Cap > $2.0 billion	Mid-Cap $2.0 billion - $10 billion
Large-Cap > $10 billion
* Totals may not add up to 100% due to rounding

22 | Litman Gregory Funds Trust

Looking Forward

After a very strong year for stocks it makes sense for investors to scale back their expectations. As we look forward we believe a key for all investors is to recognize the importance of the long-term. Risks in the stock market can be significant and the worst bear markets can seriously damage returns over some lengthy time periods. However, time has the potential to heal investor returns. We can now look back on 10-year stock market returns that incorporate the horrific bear market of 2008, and we find they are not bad. (Over the last 10 years the fund’s international stock benchmark has an average annual return of 8.2%.) Unfortunately, investors have a tendency to outsmart themselves as greed and fear often drive asset allocation or fund selection decisions that sometimes result in being in the wrong place at the wrong time. It is our goal to run each of our funds in a way that instills confidence on the part of shareholders that Litman Gregory can sustain the ability to employ highly skilled sub-advisors, and also in the long-term sensibility of combining a multi-manager fund structure with a focused, best-ideas approach. Of most importance, we hope that this confidence will result in shareholders’ holding the funds through the ups and downs of the markets and occasional periods of temporary underperformance, based on their belief that the Litman Gregory Masters approach will ultimately reward investors over the long run. That is our intention, and we believe the Litman Gregory Masters International Fund has done a good job of delivering on this goal over the past 16 years. As fellow shareholders it is important to us to continue to build on this track record.

[i]	Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the fund nor any of its representatives may give legal or tax advice.

ii	The managers and their respective benchmarks are: Bill Fries and Vin Walden: MSCI All Countries World Free ex U.S. Index; Jim Gendelman: MSCI All Countries World Growth ex U.S. Index; David Herro: MSCI World ex U.S. Value Index; Northern Cross Team: S&P Global ex U.S. LargeMidCap Index; Amit Wadhwaney: MSCI All Countries World ex U.S. Value Index; Mark Little: S&P Global ex U.S. LargeMidCap Index; Jean-Marc Berteaux: MSCI All Countries World Growth ex U.S. Index.

Morningstar Rankings represent a fund’s total-return rank relative to all funds that have the same Morningstar Category.

The Morningstar percentile ranking is based on the fund’s total-return percentile rank relative to all funds that have the same category for the same time period. The highest (or most favorable) percentile rank is 1%, and the lowest (or least favorable) percentile rank is 100%. Morningstar total return includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

Morningstar Rankings are based on the MSILX class of shares. Rankings for other share classes will be different.

© 2014 Morningstar inc. All rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund Summary | 23

Litman Gregory Masters International Fund Managers

MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Bill Fries	Thornburg Investment	14-15%	All sizes	Eclectic, may invest
Vinson Walden	Management, Inc.			in traditional value
stocks or growth
stocks
James Gendelman	Marsico Capital	14-15%	All sizes, but mostly	Growth
	Management, LLC		large- and mid-sized
companies
David Herro	Harris Associates L.P.	14-15%	All sizes but mostly	Value
large- and mid-sized
companies
Amit Wadhwaney	Third Avenue	14-15%	All sizes	Value
Management, LLC
Howard Appleby	Northern Cross, LLC	14-15%	Mostly large- and mid-	Blend
Jean-Francois Ducrest			sized companies
Jim LaTorre
Ted Wendell
Mark Little	Lazard Asset Management LLC	14-15%	All sizes	Blend

Jean-Marc Berteaux	Wellington Management	14-15%	All sizes	Growth
Company LLP

International Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters International Fund from December 1, 1997 to December 31, 2013 compared with the S&P Global ex U.S. LargeMidCap Index, Morningstar Foreign Large Blend Category, and Lipper International Large-Cap Core Funds Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

24 | Litman Gregory Funds Trust

Litman Gregory Masters International Fund Stock Highlights

Numericable Group S.A. – Bill Fries / Vinson Walden

Numericable Group S.A. (NUM FP) owns and operates the largest broadband cable network in France. The company offers high-speed Internet, pay television, and telephony services to both commercial and residential customers in metropolitan areas. Prior to its initial public offering this past November, Numericable executed a roll-up of the French cable industry, strategically positioning itself as the owner of one of the nation’s two largest terrestrial broadband communication networks (the other is owned by the French telecom incumbent, Orange S.A.). In addition to providing the fastest Internet connection speeds in the country, Numericable offers the most comprehensive television content packages and the newest TV set-top box.

Numericable holds approximately 58% market share of the “high-speed broadband” market (commonly defined as data speeds above 30 megabits per second (Mbps)) in France. However, high-speed broadband only accounts for about seven percent of the total broadband access market so far. But the high-speed segment seems to have the potential to grow materially in the future: France’s adoption of high-speed broadband access (seven percent) seems low when compared to that of neighboring countries, including Belgium (54%), the Netherlands (48%), and Germany (11%). As mobile devices proliferate and media becomes increasingly Internet-based, data consumption rates are rising. Consumer behavior continuously challenges available data speeds and leads to growing demand for faster connections. As an example, the average realized Internet speed in a French household (5-6 Mbps) is insufficient to simultaneously stream video on two devices. Numericable, by comparison, offers connection speeds up to 200Mbps per household.

To meet the rising demand for high-speed connections, Numericable is actively upgrading and expanding its network. Currently, the company’s fastest cable technologies cover approximately 60% of its geographic footprint. By 2016, Numericable expects to have extended this technology across its entire network; we believe this represents a significantly faster and less costly investment than what its competitors face with their own terrestrial network investment plans. This network expansion will also benefit Numericable’s corporate business, known as Completel, which offers various telecom services to government and corporate clients. From 2007-2012, Completel’s market share in the corporate telecommunications market grew from three to seven percent, the largest share gain of anyone in that market segment.

Another attractive facet of Numericable is the potential for industry consolidation within France. Among the country’s five principal telecom services providers, only two own significant terrestrial network infrastructure. The other three players rent capacity on Orange’s terrestrial network at a relatively high price. For those companies, this rental cost alone presents meaningful impetus for consolidation, and Numericable could be an attractive partner.

As of January 2014, Numericable is valued in the market similarly to other broadband cable companies in Europe; however the company’s strategic position may allow it to outperform its peers.

Wirecard AG - James Gendelman

Wirecard AG (WDI) (“Wirecard” or “the Company”) is a global independent payment processor, merchant acquiring bank, and provider of other electronic payment solutions. The Company’s multi-channel platform bundles international payment acceptances with various fraud prevention solutions. Wirecard’s core business is primarily related to ecommerce payment verification and acceptance along with associated risk management solutions. Fee income from this business is proportionate to transaction volumes processed. In addition to principal membership with Visa and MasterCard, Wirecard has acquiring license agreements with many other global banks and payment providers, including American Express, Discover, PayPal, China UnionPay, Latin America-headquartered MercadoPago, and Alipay, a leading online payment service in China. Wirecard currently supports approximately 85 international payment and risk management systems and over 120 currencies.

While there are many established players in electronic payments in the United States, we find Europe’s online industry to be in earlier stages of growth. We believe Wirecard has first mover geographic advantage in Europe and Wirecard is poised to benefit from a built-out European network and relationships with over 14,000 merchants. The Company is able to provide prospective customers a ready list of references who can certify the quality of service, enhancing Wirecard’s network effect. We find this to be important because merchants want to ensure that the payment service provider can keep credit card data secure, ensure around-the-clock availability, and has the infrastructure to support increases in transaction volumes.

In 2012, the European ecommerce market grew by 19%, and Wirecard expects similar market growth in 2013. According to Ecommerce Europe, the European Internet economy was 3.5% of 2012 European gross domestic product, and the association expects the penetration to double by 2016 and triple by 2020. On top of the growing ecommerce market in Europe, online retailers are increasingly outsourcing their payment processes. Therefore, we believe there is a land grab in this burgeoning space of ecommerce payments, and Wirecard is well-positioned to capitalize. This opportunity has contributed to faster growth for Wirecard versus the overall European ecommerce market, and the Company’s customer attrition rate has been very low to date.

The Company has a growing footprint in Asia, having recently expanded its presence in countries such as China, Indonesia, and Singapore. We believe mobile payments will be an important contributor to Wirecard’s growth in Asia as more customers in the region use mobile devices for payments.

Wirecard also has a significant opportunity in its new mobile payments platform for users to pay their telecommunication bills. Vodafone, Telefonica Deutschland, France-based SFR, and Deutsche Telekom have recently adopted Wirecard’s mobile wallet platform, representing almost 300 million subscribers. The Company has four other deals in final stages (two European providers, two Asian), representing another 400 million subscribers.

Fund Summary | 25

We find Wirecard to be a compelling investment opportunity given the Company’s growth potential in ecommerce payments as more consumers migrate online (particularly mobile) for everything from basic needs to discretionary purchases. Wirecard generates mid-20s earnings before interest, taxes, depreciation, and amortization (“EBITDA”) margins, which we believe will continue to migrate higher as the Company leverages its fixed cost base. We also like Wirecard’s recurring revenue base and strong free cash flow generation.

Incitec Pivot Ltd. – David Herro

Australian-listed Incitec Pivot Ltd. is the second largest manufacturer and distributor of explosives for the mining industry globally, focused on Australia and North America. The company is also the largest distributor of fertilizers in Eastern Australia (with 50%+ market share) and manufactures phosphate and urea fertilizers in Australia.

Explosives is a high-quality business that is very different from most other areas of mining services. Volume in this business is tied to mining production, not capex. In addition, as ore grades decline globally, more of Incitec’s explosives are required to extract the same amount of metals, minerals, etc. Thus, long-term volume dynamics are attractive and even in today’s difficult mining environment, volumes can remain relatively stable. Due to capital intensity, regulation, and technology, the industry has a very attractive market structure. The above factors result in an ability to earn high and stable margins for a mining services business.

Incitec’s roots come from the fertilizer business and its manufacturing operations have commonality with explosives given the common nitrogen feedstock. Incitec controls the only phosphate mine and production in Australia, allowing it to price its production on an import-parity basis. The combination of weak fertilizer prices and a high Australian Dollar have challenged profitability recently, but we believe this is an attractive asset over the cycle. In addition, Incitec’s unmatched scale in distribution results in a reliable cash flow stream. We believe the fertilizer business is also being mispriced by the market, especially in light of recent industry transactions.

Incitec’s stock price was weak in 2013 due to the aforementioned fertilizer weakness and negative mining sentiment. However, Incitec also experienced manufacturing issues that squeezed profitability. Management recently replaced the head of manufacturing and overhauled the way in which their plants are maintained. We are confident that this issue has been addressed and that we will see improved results going forward.

Management agrees with us that explosives is a better business than fertilizers. Therefore, they take the considerable cash flow generated by fertilizers and reinvest it into explosives. The Moranbah explosives facility is complete and is currently ramping to full production in 2015. This investment significantly increases Incitec’s scale, is fully-contracted for 10 years with low-cost feedstock, and should result in a 15% ROI and much better cash generation. Incitec also recently began construction on a very compelling new ammonia plant in Louisiana to be completed in 2016, which will allow Incitec to take advantage of low-cost natural gas in the U.S.

Incitec Pivot is a good example of our long-term approach to investing. While it doesn’t look exceptionally cheap on near-term multiples, it looks quite inexpensive when taking into account all of the future cash flows of the business. Once the current issues have subsided and the projects above are complete, cash flow will be increasingly returned to investors and there is potential for the two businesses to be separated. We believe this is the right long-term strategy and that this will help to highlight the value in both businesses for Incitec’s shareholders.

Oberoi Realty Ltd. – Amit Wadhwaney

India-listed Oberoi Realty Limited (“Oberoi”) is a property developer that develops both residential and commercial properties; focusing primarily on high-end developments in and around Mumbai. The company has an established reputation for good construction quality, strong corporate governance, and opportunistic land purchases.

The company is unique amongst its competitors for several reasons. Firstly, unlike many of its heavily indebted peers, Oberoi maintains a very conservative balance sheet with no debt and a substantial cash position. Secondly, unlike its peers that primarily utilize a manufacturing model, developing thousands of units at a time in massive township developments in rural areas, Oberoi focuses on just a few urban residential projects in Mumbai and owns an investment property portfolio that generates strong and growing revenues. Lastly, in a country where corporate governance can be a challenge, Oberoi has a long track record of not wronging shareholders or its customers.

This unique business model significantly benefits Oberoi in that i) it achieves consistently higher margins than its peers; ii) it results in low land acquisition prices as Oberoi uses its strong financial position to opportunistically buy land in weak pricing environments; iii) the investment property portfolio generates recurring cash flow that provides capital for the rest of the business; and iv) the conservative business model and reputation provides comfort to residential property buyers, resulting in strong demand and driving premium pricing.

The company is managed by Vikas Oberoi, who is well respected in the market, has decades of experience developing property in Mumbai, and is aligned with shareholders through a majority ownership position in the company’s common stock. In a market as challenging as India, Oberoi stands out positively in management quality, due to its focus on long-term value creation, good corporate governance, a strong focus on construction quality, and management’s actions matching its words.

Because of a prolonged economic “slowdown” in India (“slowdown” is a relative term, as the country is still generating 4.8% GDP growth), slowing residential pre-sales resulting from short-term supply and regulatory issues, and a market sell-off and swift devaluation in the Rupee due to expectations around the Federal Reserve “tapering,” shares in Oberoi have recently traded at the lowest levels since listing in 2010.

26 | Litman Gregory Funds Trust

We acquired the common stock of Oberoi at levels approximating adjusted book value. Put differently, we paid market value for the investment property portfolio and the equivalent of cost for the residential development business. This seems like a very attractive valuation as the majority of the land bank was acquired between 2002 and 2007 and since that time land prices in Mumbai have more than doubled, implying substantial unrealized value in Oberoi’s land bank.

Going forward, long-term supply and demand dynamics in Mumbai should continue to allow Oberoi to generate attractive returns, but if property prices in India remain weak, the company is extremely well-positioned to put its conservative balance sheet to work buying land at bargain prices.

AXA S.A. – Jean-Francois Ducrest

AXA S.A. is a global insurance company based in France that also provides financial services. AXA employs 160,000 people worldwide and has a presence in 57 countries. Their three major lines of business are property & casualty insurance, life insurance and asset management. While based in France, AXA has a diverse geographic mix of revenue, with approximately 65% of its business derived in Europe, and a growing 35% spread across the United States, Asia Pacific, and Latin America.

We think the Property and Casualty insurance industry, in which AXA is a global leader, is shifting in a manner which will enhance the earnings power at AXA. Specifically, as long-term investment yields decline and regulations drive investments out of higher risk assets, we are seeing pricing in property and casualty tighten, given that smaller industry players cannot compensate for weak underwriting margins with excess returns on investment of the insurance premium float. In this environment, scale and brand equity matter, which is why we think AXA can produce solid profit margins in Europe, while also expanding its presence in growth markets, such as Asia.

All financial institutions face increasing regulatory oversight, but we think that insurance companies in general and AXA in particular have sufficient visibility regarding the implications of Solvency 2, the new insurance regulatory regime. In the financial sector we believe that insurance companies are much less prone to bad surprises than banks and thus see a potential for a further sector wide rerating. AXA has a very solid balance sheet (already compliant with coming regulatory requirements), and has a history of adequate provisioning, which leads us to believe that AXA’s current dividend yield of 4% is solid, with room for the company to increase its payout over time. From a valuation perspective, the stock remains attractively valued at 9x P/E and 0.9x price to book.

AXA has produced strong returns over the past 12 months, but we think most of this performance can be attributed to the reduction in tail risk associated with the Euro and the value of European government bonds within AXA’s investment portfolio as well as earnings upgrades. Over the next 2-3 years, we expect solid performance to continue, driven by strong pricing in property and casualty, with an added increase in earnings power if long-term bond yields start to increase which would drive investment returns from today’s depressed levels.

Estacio Participacoes S.A. – Mark Little

Estacio Participacoes S.A. is a Brazilian education company that provides private university-level courses to Brazil’s middle class who work in the daytime and study in the evening. With 340k students, Estacio has around a 4-5% share of post-secondary enrollments in the country which largely consists of the fragmented private sector.

We believe the structural attractions for owning Estacio are substantial. With access to public education limited and demand for skilled labour high in Brazil’s tight labour market, the returns to having a post secondary degree are substantial. The average salary for someone with a degree is 2.56x that of someone without, compared to 1.53x for the average OECD country (source: Hoper). In addition, the post secondary enrollment rate in Brazil is only 16.5% vs 72.6% for the U.S. and still below neighboring countries like Uruguay, 36.1%, and Chile, 37.5% (UNESCO).

Whilst about 85% of students study on campus in a more traditional format, distance learning is growing rapidly and Estacio is taking part in this trend. Unlike other larger peers, Estacio was the first to offer pure online courses with the students having to attend in person only once a semester to take a test. The online learning model enables attractive operating leverage and higher margins for shareholders whilst providing the students with greater flexibility in their learning.

Another big shift which is happening in the industry is the increased government support for post secondary learning which is encompassed in the government’s 2020 education goals to increase spending on education and grow enrollment rates. The most significant of the government’s schemes is FIES, a student loan program which dramatically increases the availability of funding for students and increases the incentive to enroll. This loan, which currently charges an interest rate below inflation and is paid back over four times the length of the course, is boosting intakes for the listed companies and, crucially, is reducing the very high dropout rates of around 50% which currently exist. As dropout rates fall, the size of the student base naturally grows, further improving the use of the assets (larger classes for longer) and increasing margins and returns for shareholders.

Whilst the industry is not without risks, we believe all of these factors are not fairly represented in Estacio’s share price. With an impressive & focused management team, net cash position, structural industry drivers and improving returns, the shares look like an excellent value on 10x 2015 EPS and many of the improvements in financial productivity are underestimated by the market.

Greatview Aseptic Packaging Co. Ltd. –
Jean-Marc Berteaux

Headquartered in China, Greatview Aseptic Packaging Co. Ltd. is an integrated provider of aseptic packaging material and related services globally. The company is one of a few suppliers of packaging that is completely free of bacteria, which is essential for milk and dairy packaging where demand is growing. Sweden-based Tetrapak is Greatview’s well-known competitor.

Fund Summary | 27

Greatview has three packaging facilities worldwide, two of which are located in China with the third and newest facility located in Germany. Given higher costs to start up the German facility, Jean-Marc recently visited the German plant to evaluate first-hand a number of items: 1) the competency of management at the German plant; 2) the ratio of local German to Chinese expatriate labor; and 3) the facility’s capacity utilization and client base.

The German plant is managed by a Singaporean with over two decades of experience starting up and managing facilities for Tetrapak. Having lived and worked in Germany and all over Asia, this manager’s experience equips him well to lead the start-up of the German facility. In addition, he understands both the Greatview and German culture. The opportunity to meet with him in person gave Jean-Marc confidence in the new plant’s manager.

Another potential concern was that Greatview may be importing Chinese labor to work at the German facility, a concern related to the long-term viability of the new plant and its acceptance among local Germans. Upon visiting the plant, however, Jean-Marc observed only four Chinese expatriates whose purpose there is to transfer skills and culture from the headquarters. Otherwise, plant workers were local Germans and working relationships appeared to be going well.

Greatview started its German facility to compete more directly with Tetrapak, whose dominant position in the marketplace and inflexibility with clients provided an opportunity for an alternative supplier. It was important, therefore, for Jean-Marc to observe that product from the German plant indeed was marked for shipment to clients in multiple countries. Greatview is in contract negotiations to add more. With additional capacity coming online in the 4th quarter of 2013 and current contracts in place, the facility’s production is estimated to increase 35% year-over-year in 2014. This is projected to raise capacity utilization from 65% to 85%, which improves margins and more capacity can be added, if needed. Further margin improvements are likely due to lower input costs driven by improved pricing contracts from several suppliers as well as favorable terms from the local electric utility.

Jean-Marc’s visit to Greatview’s German facility reaffirmed his investment thesis for holding the stock. His investment process scrutinizes costs to understand changes in trends in order to identify companies whose growth enhances profitability. By visiting Greatview’s plant, Jean-Marc was able to understand the concrete drivers of lower costs and ascertain that this new facility was generating healthy, profitable growth. With confidence that his investment thesis is intact, Jean-Marc added to the position on price weakness during the period.

28 | Litman Gregory Funds Trust

Litman Gregory Masters International Fund

schedule of investments in securities at December 31, 2013

Shares		Value
COMMON STOCKS: 95.6%

Australia: 2.5%
919,390	Ansell Ltd.	$16,967,535
10,433,585	Incitec Pivot Ltd.	24,965,878
		41,933,413
Belgium: 1.1%
165,136	Anheuser-Busch InBev N.V.	17,579,181
Brazil: 2.4%
2,138,042	Cyrela Brazil Realty S.A.
	Empreedimentos e Participacoes	13,049,827
2,212,800	Estacio Participacoes S.A.	19,143,053
4,789,547	GP Investments Ltd. - BDR*	8,729,491
		40,922,371
Canada: 7.2%
91,241	Canadian Pacific Railway Ltd.	13,780,076
405,027	IMAX Corp.*	11,940,196
1,967,590	Kinross Gold Corp.	8,601,385
238,010	Lululemon Athletica, Inc.*	14,049,730
562,340	Potash Corp. of Saskatchewan, Inc.	18,534,726
1,459,385	Trican Well Service Ltd.	17,808,421
310,588	Valeant Pharmaceuticals
	International, Inc.*	36,463,031
		121,177,565
China: 2.5%
133,904	Baidu, Inc. - ADR*	23,818,844
411,664	Qunar Cayman Islands Ltd. - ADR*	10,921,446
219,318	Youku Tudou, Inc. - ADR*	6,645,335
		41,385,625
Denmark: 1.3%
69,410	Carlsberg A/S - Class B	7,691,924
75,963	Novo Nordisk A/S - Class B	13,946,017
		21,637,941
Finland: 1.9%
654,290	Sampo Oyj - Class A	32,202,080

France: 8.5%
677,301	AXA S.A.	18,860,370
327,700	BNP Paribas S.A.	25,578,704
200,147	Essilor International S.A.	21,311,714
541,800	Numericable Group S.A.*	19,708,116
215,927	Schneider Electric S.A.	18,862,463
198,520	Valeo S.A.	22,000,093
583,133	Vivendi S.A.	15,390,473
		141,711,933
Germany: 9.5%
122,266	Bayerische Motoren Werke AG	14,356,528
502,858	Daimler AG	43,581,100
74,926	Linde AG	15,697,163
76,110	Muenchener Rueckversicherungs AG	16,794,646
217,132	SAP AG	18,641,625
1,463,188	Telefonica Deutschland Holding AG	12,096,328
842,876	Tom Tailor Holding AG*	19,162,396
479,631	Wirecard AG	18,976,593
		159,306,379
Greece: 0.3%
204,100	Titan Cement Co. S.A.	5,568,143

Hong Kong: 4.4%
7,959,120	AIA Group Ltd.	39,929,296
783,000	Cheung Kong Holdings Ltd.	12,370,147
35,512,430	Greatview Aseptic Packaging Co. Ltd.	20,976,010
		73,275,453
India: 1.2%
1,148,495	Oberoi Realty Ltd.	4,371,726
1,700,893	Piramal Enterprises Ltd.	15,049,693
		19,421,419
Italy: 3.0%
495,518	Exor SpA	19,738,298
7,021,260	Intesa Sanpaolo SpA	17,355,602
588,000	Saipem SpA	12,606,343
		49,700,243
Japan: 9.1%
755,800	Canon, Inc.	23,911,586
3,637,000	Daiwa Securities Group, Inc.	36,281,887
512,500	Don Quijote Holdings Co. Ltd.	31,016,341
102,300	FANUC Corp.	18,709,563
483,000	Mitsui Fudosan Co. Ltd.	17,368,819
472,700	Rakuten, Inc.	7,023,921
4,846,000	Taiheiyo Cement Corp.	18,600,389
		152,912,506
Malaysia: 0.8%
20,970,665	AirAsia BHD	14,085,014
Netherlands: 3.4%
178,641	ASML Holding N.V.	16,747,409
2,517,300	CNH Industrial N.V.*	28,736,222
3,499,277	Koninklijke KPN N.V.	11,296,731
		56,780,362
Panama: 1.3%
132,770	Copa Holdings S.A. - Class A	21,257,804
Philippines: 1.0%
19,406,600	Alliance Global Group, Inc.	11,281,254
16,433,010	LT Group, Inc.	5,716,796
		16,998,050
Poland: 0.8%
7,846,610	Netia S.A.	13,712,573
Russia: 0.8%
293,873	Yandex N.V. - Class A*	12,680,620
Singapore: 0.7%
13,452,000	Noble Group Ltd.	11,402,258
South Africa: 0.4%
948,210	Mediclinic International Ltd.	6,866,504
South Korea: 1.1%
294,864	LG Corp.	17,881,552

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 29

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2013

Shares		Value
Spain: 3.1%
319,240	Atresmedia Corp de Medios de
	Comunicaion S.A.	$5,287,178
1,701,107	Banco Bilbao Vizcaya Argentaria S.A.	20,972,963
1,365,858	Ferrovial S.A.	26,469,606
		52,729,747
Sweden: 1.3%
803,914	Electrolux AB - Class B	21,073,680
Switzerland: 7.2%
1,161,751	Credit Suisse Group AG	35,578,584
153,600	Kuehne & Nagel International AG	20,199,405
141,408	Roche Holdings AG	39,574,230
39,306	Swatch Group AG (The)	26,021,548
		121,373,767
United Kingdom: 16.2%
1,137,598	ARM Holdings Plc	20,719,902
879,150	Associated British Foods Plc	35,624,027
728,988	BG Group Plc	15,675,771
230,876	British American Tobacco Plc	12,389,586
915,518	Burberry Group Plc	23,002,088
1,729,400	Carpetright Plc	14,416,659
304,588	Delphi Automotive Plc	18,314,877
419,400	Diageo Plc	13,901,434
202,300	Ensco Plc - Class A	11,567,514
860,100	HSBC Holdings Plc	9,334,264
1,816,533	Informa Plc	17,265,450
2,176,546	Rexam Plc	19,136,143
4,053,852	Segro Plc	22,439,622
3,076,113	Telecity Group Plc	36,986,299
		270,773,636
United States: 2.6%
244,300	Liberty Global Plc - Class A*	21,740,257
260,004	Liberty Global Plc - Class C*	21,923,537
		43,663,794
TOTAL COMMON STOCKS
(cost $1,291,308,154)		1,600,013,613

Principal
Amount
PURCHASED OPTIONS: 0.1%

CURRENCY: 0.1%
	USD Call / EUR Put Option
$72,565,000	Exercise Price: $1.31,
(EUR)	Expiration Date: June 2014	457,159
	USD Call / JPY Put Option
29,000,000	Exercise Price: $107.94,
(JPY)	Expiration Date: June 2014	312,646
		769,805

TOTAL PURCHASED OPTIONS
(cost $897,156)		769,805

SHORT-TERM INVESTMENTS: 4.4%

REPURCHASE AGREEMENTS: 4.4%

$74,085,000	FICC, 0.000%, 12/31/2013, due 01/02/2014 [collateral: par value $70,070,000 U.S. Treasury Note, 0.750%, due 02/28/2018; U.S. Treasury Note, 3.625%, due 02/15/2020; value $75,588,200] (proceeds $74,085,000)	74,085,000

TOTAL REPURCHASE AGREEMENTS
(cost $74,085,000)		74,085,000

TOTAL SHORT-TERM INVESTMENTS
(cost $74,085,000)		74,085,000

TOTAL INVESTMENTS IN SECURITIES
(cost $1,366,290,310): 100.1%		1,674,868,418

Liabilities in Excess of Other Assets: (0.1)%		(1,232,465)

Net Assets: 100.0%		$1,673,635,953

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
BDR	Brazilian Depository Receipt.
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

30 | Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund Review

Litman Gregory Masters Smaller Companies Fund returned 36.9% in 2013, finishing the year roughly two percentage points behind its Russell 2000 Index benchmark, which gained 38.8%. Despite lagging in 2013, the fund’s performance has been exceptionally strong on a relative and absolute basis over the past five years with an average annual return of 24.6%, compared to 20.1% for the benchmark. The fund’s 8.9% average annual return over 10 years slightly trails the benchmark’s

9.1% return.

Litman Gregory Masters Smaller Companies Fund

Performance as of 12/31/2013

	Average Annual Total Returns
	One-	Three-	Five-	Ten-	Since
	Year	Year	Year	Year	Inception
Institutional Class	36.86%	17.68%	24.57%	8.93%	10.31%
Russell 2000 Index	38.82%	15.67%	20.08%	9.07%	10.95%
Morningstar Small Blend Category	37.55%	14.94%	20.30%	8.67%	10.50%
Lipper Small-Cap Core Funds Index	36.15%	14.94%	20.75%	9.33%	11.05%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 5/1/2013, the gross and net expense ratios for the Smaller Companies Fund were 1.58% and 1.49%, respectively. There are contractual fee waivers in effect through 4/30/2014. Through 4/30/2014, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. The inception date is 6/30/2003. See page 4 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Smaller Companies Fund.

Portfolio Commentary

Performance of managers: In 2013, two of the four managers finished ahead of their respective benchmarks. (These performance numbers take into account the fees the sub-advisors charge the fund.) Longer term, the two sub-advisors who have been with the fund since its inception in June 2003—Dick Weiss and FPA Capital—are well ahead of their benchmarks since that time. Cove Street Capital, who was added to the fund six and half years ago, is comfortably ahead of its benchmark over that time. The fourth manager, Frank Sustersic of Turner Investments, was added to the fund in December of 2012, and lagged his benchmark in his first year on the fund, though he delivered a strong absolute return. We view one year as too short a time frame to judge performance, and maintain a high level of confidence in Sustersic’s ability to outperform over time. As we have written in the past, we do not expect outperformance from every manager in every year. Our goal for each manager, and for the overall fund, is long-term outperformance relative to the appropriate benchmark.i

Sector and stock-picking impact: Though all the Litman Gregory Masters Funds are driven by bottom-up stock picking, the sector exposure that results from this may provide some insight into the fund’s relative performance. In 2013, the performance of the Smaller Companies fund was driven mainly by stock selection, while sector exposures, in aggregate, had little impact on performance. The largest contributor from a sector allocation perspective was a meaningful underweight to financials (8.5% vs. 22.9% for the benchmark), one of the poorer performing sectors in the 12-month period, relatively speaking. Utilities was another contributor, where having zero exposure to the weakest-performing sector in the period, benefitted performance. Detracting from performance was an underweight to the strong-performing health-care sector, which cost the fund nearly three-quarters of a percentage point.

But by far, the biggest detractor to performance in the period was the fund’s average cash position of nearly 19% in what was an exceptional year for small-cap stocks. This large average cash weighting cost the fund seven percentage points of performance relative to the benchmark. Though each manager had above-average cash levels in the period, the FPA team had by far the largest cash allocation, ending the year with a 31.5% cash position in their sleeve of the portfolio. FPA has held cash in prior years based on difficulty finding stocks that met their demanding criteria, but despite their cash holdings, they have delivered strong relative and absolute long-term performance.

Leaders and laggards: The following table lists the largest contributors to and detractors from performance for the year. As of December 31, seven of the top 10 contributors for the year remain in the portfolio as do five of the largest detractors.

At the stock-picking level, the most meaningful contributions came from stock picks in the consumer discretionary and industrial sectors. Strong stock picks in these two sectors combined to add over five percentage points of relative performance. Within consumer discretionary, electronics retailer Best Buy was the largest contributor to performance in the period. Manager Dick Weiss, who was the fund’s top-performing manager for the year, bought the stock in November of 2012 after the stock fell 75%. Weiss believed that a new CEO and CFO could execute significant operational improvements and realize meaningful cost savings. The stock has since gained over 250% in the one-year holding period, and Weiss sold the stock in November after it reached his estimate of fair value.

Within industrials, Delta Airlines gained 89% in the period and was a major contributor to performance. Weiss added the stock to the portfolio in mid-2011. His view was that the airline industry, after going through bankruptcies and subsequent consolidation, was entering a period of surprisingly robust earnings and return on equity growth. Weiss liked Delta in particular as it embarked on a strategy consisting of profitability-based capacity decisions with the emphasis on reducing capacity as fuel prices rise, developing new, large sources of non-ticket revenue (such as baggage fees) and strict non-fuel cost control. The company has been successful, and since being added to the portfolio the stock is up approximately 250%. Weiss has been trimming the position size as the stock has appreciated.

Fund Summary | 31

Another strong-performing industrial holding was SPX, a worldwide provider of specialized engineered solutions. After a sharp selloff due to an earnings disappointment in April of 2013, Jeff Bronchick of Cove Street Capital added the stock to the portfolio. In a short period of time the company has made asset sales, executed operational improvements, and committed to repurchasing stock. The stock was up approximately 36% in the nearly nine-month holding period. Bronchick has reduced the stock’s weighting in the portfolio.

Within health care, Align Technology was a top performer, gaining 52% in the period. Align designs, manufactures, and markets a system of clear dental alignment products used in orthodontics. Although the stock is up sharply, Frank Sustersic of Turner Investments believes the company has more upside through the introduction of innovative and profitable new products that expand the range of patients that can be addressed, while the company has also signed a distribution agreement with a premier distributor in the dental industry. Sustersic has modestly trimmed the position, but it remains one of his larger holdings.

Within information technology, Western Digital, a maker of hard-disk drives, gained 56% in the 12-month period, making it a top contributor. Dennis Bryan of FPA added the stock to the portfolio in June 2010 at $31 per share. At year-end, the stock traded at nearly $84 per share. Bryan says the company has benefitted from its acquisition of competitors’ hard-disk business, leading to substantial earnings and free cash flow growth. Bryan has trimmed the position as a result of the strong stock price appreciation. However, he still believes the stock can perform well in the year ahead. (For more detail, see the stock write-up on page 36.)

With respect to detractors, Approach Resources, an independent oil and gas exploration company, was the second largest detractor in the 12-month period. Bronchick has owned the stock since late 2011, and his thesis remains unchanged. He believes the company has a multi-year drilling opportunity ahead of it, where the economics should result in a $40 stock price. Meanwhile, Bronchick believes Approach is a viable takeout target, and notes that company management is properly incentivized to sell the company. Bronchick remains optimistic that the value will be realized in the stock price, providing a healthy compounded rate of return on his investment either through the drilling operations or an acquisition.

It is important to remember that whether a stock has made or lost money for the Litman Gregory Masters Smaller Companies Fund in a given period tells us nothing about how successful the holding has been or will ultimately become. The fund will hold many stocks for long periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during a shorter period, this information may be of limited value in assessing the ultimate success of these stock holdings.

Litman Gregory Masters Smaller Companies Fund Contribution by Holding

For the Year Ended December 31, 2013

Top Contributors

Portfolio
Security	Contribution
Best Buy Co., Inc.	2.12%
Taser International, Inc.	1.44%
Align Technology, Inc.	1.43%
Delta Air Lines, Inc.	1.24%
SPX Corp.	1.15%
Ocwen Financial Corp.	1.13%
Graham Holdings Co.	1.11%
Brocade Communications Systems, Inc.	1.11%
Greatbatch, Inc.	1.06%
Western Digital Corp.	1.06%

Bottom Contributors

Portfolio
Security	Contribution
Aegerion Pharmaceuticals, Inc.	-0.72%
Approach Resources, Inc.	-0.49%
InvenSense, Inc.	-0.41%
InterDigital, Inc.	-0.38%
Titan Machinery, Inc.	-0.35%
Central Garden & Pet Co. - Class A	-0.31%
Goodrich Petroleum Corp.	-0.22%
Deltic Timber Corp.	-0.19%
Barnes & Noble, Inc.	-0.19%
SunPower Corp.	-0.17%

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period.

Portfolio mix: The fund’s sector weights often vary widely from those of its benchmark and this is presently the case. The differences reflect the managers’ bottom-up, focused stock-selection process in which little or no consideration is given to how their sector weights or stock exposure compares to the index. The bottom-up stock focus is apparent in the fund’s very high active share of 98% as of the end of 2013. Over the long run, we view this as a potentially distinct advantage.

32 | Litman Gregory Funds Trust

During the year, the largest change in portfolio sector weightings occurred in the consumer staples exposure. At the end of 2012, the sector was 5.4% of assets, but declined to 0.6% at the end of 2013. The sole consumer staples stock in the portfolio is Roundy’s, a grocery store operator, held by Dick Weiss. Another notable shift in sector weightings was a 4.2% decline in technology exposure. The sector has gone from 20.5% (nearly a four percentage point overweight relative to the benchmark), to a modest underweight at 16.2%. (Note that the benchmark weight has increased from 16.6% to 17.8% during the year.)

A technology holding that was recently added to the portfolio is Ruckus Wireless, a $1.14 billion provider of Wi-Fi access points for enterprise, broadband, and mobile carrier customers. Dick Weiss, says the company’s Wi-Fi offerings help solve network capacity issues stemming from proliferation of wireless devices. At $13 per share, Weiss thinks Ruckus is attractively valued, and has a $21 price target for the stock. (For more details on Ruckus Wireless, see the accompanying stock write-up on page 37.) Other year-over-year shifts in sector weightings were relatively modest.

Relative to the benchmark, the largest sector underweighting was financials. At the end of the period, the portfolio’s financial weighting was 12.7% vs. 22.8% for the benchmark. One financial holding is Ocwen Financial, a provider of loan servicing, including resolution services, (primarily) to owners of subprime residential mortgages. Frank Sustersic has owned the stock in his sleeve of the portfolio since joining the fund in December of 2012. The stock is up 60% since then, but Sustersic believes additional opportunity for Ocwen remains, as banks continue to sell their mortgage-servicing rights (MSR) in order to increase their balance sheet strength, and because of increased capital requirements. Sustersic estimates that large and medium sized banks will continue to sell loans in the short to intermediate term, and that Ocwen will continue to benefit from this trend.

Energy is the other meaningful sector overweight, at 11.4% versus 5.5% for the benchmark. This overweight is similar to the above-benchmark exposure at the beginning of the year. Approach Resources, mentioned above, is the largest energy holding in the portfolio at 2.1% of assets.

Geographically, the fund currently has no exposure to non-U.S. domiciled companies. The fund has typically had 5% or less in foreign names.

With regard to company size, the fund’s weighted average market capitalization increased during the year from $3.0 billion to $3.6 billion. The portfolio’s median market cap also increased during the year rising from $2.2 billion to $3.2 billion. Exposure to micro-cap stocks has remained steady over the past year at 8% of the portfolio.

By Sector
	Sector Allocation
			Russell
	Fund	Fund	2000
	as of	as of	Index as of
	12/31/13	12/31/12	12/31/13
Consumer Discretionary	13.7%	13.6%	13.7%
Consumer Staples	0.6%	5.4%	3.8%
Energy	11.4%	13.1%	5.5%
Finance	12.7%	11.3%	22.8%
Health Care & Pharmaceuticals	9.9%	8.3%	13.2%
Industrials	10.4%	8.0%	14.5%
Materials	6.9%	9.4%	4.9%
Technology	16.2%	20.4%	17.8%
Telecom	0.0%	0.0%	0.8%
Utilities	0.0%	0.0%	3.0%
Exchange Traded Funds	2.2%	0.0%	0.0%
Cash Equivalents & Other	16.0%	10.4%	0.0%
	100.0%	100.0%	100.0%

Fund Summary | 33

By Market Capitalization	By Domicile

Market Capitalization:
Micro-Cap < $748 million
Small-Cap $748 million - $3.3 billion
Small/Mid-Cap $3.3 billion - $8.06 billion
Mid-Cap $8.06 billion - $21.5 billion
Large-Cap > $21.5 billion

Totals may not add up to 100% due to rounding

Looking Forward

After a very strong year for stocks it makes sense for investors to scale back their expectations. As we look forward we believe a key for all investors is to recognize the importance of the long term. Risks in the stock market can be significant and the worst bear markets can seriously damage returns over some lengthy time periods. However, time does typically heal investor returns. We can now look back on 10-year stock market returns that incorporate the horrific bear market of 2008, and we find that they are not bad (9% average annual return for small-cap stocks over this period). Unfortunately, investors have a tendency to outsmart themselves as greed and fear often drive asset allocation or fund selection decisions that sometimes result in being in the wrong place at the wrong time. It is our goal to run each of our funds in a way that instills confidence on the part of shareholders that Litman Gregory can sustain the ability to employ highly skilled sub-advisors; and also in the long-term sensibility of the multi-manager fund structure and focused approach. Of most importance, we hope that this confidence results in shareholders’ avoiding whipsaw and holding the funds through the inevitable ups and downs of the markets and occasional periods of temporary underperformance, based on their expectation that the Litman Gregory Masters philosophy, approach, and execution will ultimately reward investors over the long run.

[i]	The managers and their respective benchmarks are: Jeff Bronchick: Russell 2000 Value Index; Dennis Bryan: Russell 2000 Value Index; Frank Sustersic: Russell 2000 Growth Index; Dick Weiss: Russell 2000 Index.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

34 | Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		MANAGER	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Jeff Bronchick	Cove Street Capital, LLC	25%	Small- and mid-sized	Value
			companies

Dennis Bryan	First Pacific Advisors, LLC	25%	Small- and mid-sized	Value
			companies

Frank Sustersic	Turner Investments, Inc.	25%	Small- and mid-sized	Growth
			companies

Richard Weiss	Wells Capital Management, Inc.	25%	Small- and mid-sized	Blend
			companies

Smaller Companies Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Smaller Companies Fund from June 30, 2003 to December 31, 2013 compared with Russell 2000 Index, Morningstar Small Blend Category, and Lipper Small-Cap Core Funds Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Fund Summary | 35

Litman Gregory Masters Smaller Companies Fund Stock Highlights

Taminco Corp. – Jeff Bronchick

Taminco Corp. is a specialty chemical company with leading market share globally in Alkylamines and their derivatives. Their business is characterized by high margins, high returns on capital, strong free cash flow and unusual stability for the industry given the wide usage of Alkylamines in many consumer, industrial and agricultural products. Maintaining a 50% share in the U.S. and a 49% share in Europe, the company only competes against three other chemical producers in each of its main geographies. Reinforcing their strong cash returns, Taminco has over half of its output sold under cost plus contracts, which help stabilize margins in lean times.

TAM was buried in private equity for a decade since its spin-off from UCB and quietly went public in mid-2013. Its current valuation suffers under fears of illiquidity and the overhang from the 55% ownership of its private equity parent. Our research suggests that these temporary issues will subside as recognition of TAM’s excellent franchise, growth opportunities and free cash-flow generation will result in a higher multiple on higher cash flow in the years ahead.

Western Digital Corp. – Dennis Bryan

One of the best performers for the fund this year is Western Digital Corp. (WDC - $83.40), with a return of over 97%. Western Digital designs, develops, manufactures, and sells hard disk drives (HDD), and increasingly Solid State Drives (SSDs). The company’s hard disk drives are used in desktop and notebook computers, enterprise applications, and consumer electronic (CE) applications. Among the most profitable product areas for WDC is in the enterprise drive segments. Overall, WDC market share in the HDD industry is roughly 44%. During the last several years, the HDD industry has consolidated substantially and the top three companies now control 100% of the market. Furthermore, WDC’s vertically integrated business model allows it to be the lowest cost producer of disk drives.

We initially acquired our position in WDC several years ago at ~6x trailing-twelve-months earnings and when the stock was trading in the low-to-mid-twenties. The stock was cheap because investors feared a price war in the HDD industry, the global economic slowdown would negatively impact revenues, and the competitive threat from SSDs would destroy the profitability of the company. The first fear of a price war proved to be unfounded, thus far, as the consolidated industry has allowed WDC and the other two companies to operate in a very stable price environment. The second concern of a global economic slowdown has not impacted WDC’s revenues. While revenue growth has been sluggish for many companies over the past few years, WDC’s revenues are up over 50% since 2010. As for SSDs, Western Digital has embraced this new technology and added it to its arsenal of products it will sell to its global customers.

We expect WDC to earn close to $3.3 billion of EBITDA in fiscal 2014 (WDC’s fiscal year end is June), or roughly $14 per share, and have over $10 of net cash on the balance sheet at the end of its fiscal year. If we are correct in our assumptions, WDC is valued at just 5.2x EBITDA–even after rising nearly 100% in calendar 2013. This compares to Intel trading at 6.1x EBITDA, Seagate Technology at 6.6x EBITDA, and Microsoft at 7.9x EBITDA. These three companies are also considered PC-centric companies that are vulnerable to the dual threats of tablet computing devices and SSDs. Of course, many other technology companies are trading at valuations well above 10x EBITDA, and private equity companies generally try to buy companies at 7x EBITDA. However, given WDC’s steep appreciation this year, we have reduced the position in the fund by roughly 75%. Nonetheless, the fund still has a material position in WDC and we expect the company to perform well in 2014, especially if the Chinese regulators loosen some onerous operating restrictions on the company.

WDC has a large assembly operation in China and was unable to consolidate its selling, general, and administration functions with Hitachi Global Storage Technology’s (HGST) SG&A when WDC acquired HGST’s disk drive business a couple of years ago. This restriction did not make a lot of sense then and it makes less sense today, but the restrictions were necessary for WDC to get approval from China’s MOFCOM (Ministry of Commerce) to close the deal. While we are not counting on China’s MOFCOM to remove its restrictions on WDC, the upside to WDC’s earnings ranges from $1-$2 per share should MOFCOM remove its restrictions on the company. The removal of the restrictions would likely have a materially positive influence on the stock, in our opinion.

Lannett Company, Inc. – Frank Sustersic

Lannett Company, Inc. is a generic pharmaceutical company based in Philadelphia that develops and distributes generic versions of branded pharmaceutical products. The company’s multiple drug therapies range from treating thyroid disorders to patients with congestive heart failure, obesity issues, irritable bowel syndrome, epilepsy, glaucoma, and other serious disorders.

Traditionally, the generic industry has been very challenging for operators and investors. In the past, the bulk of profits for generic drugs would occur over the first six months after the branded drug lost its patent protection. After that period of time elapsed, depending on the number of generics available for the given drug, the drug would be priced at a 70 to 90 percent discount to the branded drug pricing. However, the industry has changed significantly over the past few years giving generic companies greater pricing power. First, regulatory oversight from the FDA has dramatically increased. There have been dozens of U.S. and Indian firms that have temporarily and permanently stopped production of given drugs after the FDA reviewed their manufacturing procedures and found significant shortcomings. Second, the industry has gone through significant consolidation leading to a handful of global generic companies now controlling significant market share. As a result, these companies have enjoyed greater pricing power. There are instances of dramatic price increases occurring in several different drug classes, quite often for generic drugs that have been on the market for decades.

36 | Litman Gregory Funds Trust

Lannett is benefiting from these trends. Among the dozens of drugs that have been developed by Lannett, the company is seeing strong results from two generic drugs, Levothyroxin and Digoxin. Lannett’s Levothyroxin drug treats patients with thyroid disorders as it aids in regulating the body’s metabolism. The company’s Digoxin drug treats patients with heart failure as it increases the strength and vigor of heart contractions. For both of these drugs, Lannett’s competitors have faced quality control and stability issues, leading those companies to withdraw their products. It is unclear when they will return and pricing for Lannett’s two drugs has increased significantly.

Another positive development for Lannett and the industry in general is the Generic Drug User Fees Amendments (GDUFA). The GDUFA regulatory pathway allows generic companies to supplement their ANDA (Abbreviated New Drug Application) with voluntary fees that compels the FDA to act on the application in a timely manner. While the typical timeline for a generic approval is 30 to 36 months, when applications are filed under GDUFA regulations, the timeline decreases down to 12 months. Lannett is particularly excited about two recent generic drug applications that have been filed earlier this year under GDUFA.

Lannett also is becoming more aggressive as it relates to corporate strategic policies. In the past, the Board has been extremely conservative, preventing the management team from expanding manufacturing capacity or from executing mergers or acquisitions. In the past year however, there has been an infusion of new skilled executives on the Board and many of the self-imposed limitations have been lifted. Given the lower level of visibility within the industry, many specialty pharmaceutical and generic manufacturers have made acquisitions in order to diversify their revenue and earnings streams. We have seen smart acquisitions transform several other companies in the generic drug industry, such as Mylan and Actavis, and we are hopeful that Lannett will follow the same path.

Lannett currently trades at 19x 2014 estimated earnings per share (EPS), and 12x 2014 estimated EBITDA (Earnings before interest, taxes, depreciation and amortization). These estimates do not include the impact of any additional generic approvals or the impact from any additional acquisitions. Therefore, we believe that current estimates are understated.

Ruckus Wireless, Inc. – Dick Weiss

Ruckus Wireless, Inc. (RKUS), a 1.14b small cap technology company, is a provider of Wi-Fi access points for enterprise, broadband and mobile carrier customers. The company’s Wi-Fi offerings help solve network capacity issues stemming from proliferation of wireless devices. Ruckus’ key technology differentiator is its smart Wi-Fi technology or beam-forming antenna, which adapts to its surroundings and offers superior Wi-Fi coverage vs. competitors. The company has over 30,000 enterprise customers which it reaches through a network of more than 6,000 channel partners and distributors. Their enterprise business accounts for roughly two thirds of revenue with service provider revenue contributing the remainder.

The key investment theme for Ruckus revolves around continued proliferation of wirelessly connected devices and mobile traffic growth. According to Signals Research Group, mobile traffic in the United States is expected to grow between 53x and 153x from 2010 to 2020. However, U.S. cellular network capacity is only expected to grow by roughly 25x over the same time period. As a result, mobile carriers need to increase capacity within their networks. A solution to the capacity issues facing service providers is Wi-Fi offload. Wi-Fi offload allows cellular networks to move traffic flow to Wi-Fi networks. The catalyst for this is the adoption of Hotspot 2.0. Devices with this software (most new smartphones) have the capability to automatically be diverted to Wi-Fi from the cellular network when using data. In addition, Hotspot 2.0 will allow a seamless handoff from one Wi-Fi network to the next, enabling mobility.

With the release of 2.0 there is some potential that providers may adopt a “Wi-Fi first” model in which the mobile device first attempts to connect to a Wi-Fi hotspot before going on to the cell network. While there are many advantages to this, it is at a very early stage and does have the mitigating factor of lessening the value of cellular spectrum. Thus, it may not be adopted by the larger providers. However, another trend which is rapidly developing is the massive use of Wi-Fi by cable TV providers. Companies such as Comcast are blanketing their franchises with thousands of hot spots. The goal is to deepen their customer relationships, promote CATV as the over the top provider and reduce churn (experience has shown churn reduction of up to 30%). These trends argue well for rapid service provider growth over a number of years.

As Wi-Fi adoption increases to accommodate wireless traffic, we feel RKUS is in a unique position to benefit from these trends as the only “pure play” model amongst the comp group. Further, the company could see top-line growth in excess of 25% in each of the next two years as new customers adopt their technology and deploy Wi-Fi within their networks. If growth materializes, operating margins should expand by 400-500 bps as higher sales leverage SG&A and fixed costs. Street estimates call for earnings growth of over 40% in each of the next two years. Interestingly, there could be upside to street numbers should service provider adoption play out in more earnest.

As to the stock, given its early stage life cycle and limited profitability, we value it on metrics such as price to sales and enterprise value to sales. With a private market value (PMV) in the low twenties, the stock offers good opportunity. If the company is able to sign some large service provider contracts and wireless traffic continues to grow at a robust pace, the PV may move higher and the stock’s discount to the PV would likely also narrow. For this reason, we believe the stock remains reasonably attractive in the 13s as we move into 2014.

Fund Summary | 37

Litman Gregory Masters Smaller Companies Fund

schedule of investments in securities at December 31, 2013

Shares		Value
COMMON STOCKS: 81.8%
Consumer Discretionary: 13.7%
18,000	Aaron’s, Inc.	$529,200
53,000	Apollo Education Group, Inc.*	1,447,960
30,300	DeVry Education Group, Inc.	1,075,650
50,992	E.W. Scripps Co. - Class A*	1,107,546
7,300	Foot Locker, Inc.	302,512
4,000	Graham Holdings Co. - Class B*	2,653,280
44,100	Multimedia Games Holding Company, Inc.*	1,382,976
2,050	Time Warner Cable, Inc.	277,775
23,868	Urban Outfitters, Inc.*	885,503
35,920	Vitamin Shoppe, Inc.*	1,868,199
		11,530,601
Consumer Staples: 0.6%
51,300	Roundy’s, Inc.	505,818
Energy: 11.4%
90,000	Approach Resources, Inc.*	1,736,100
15,800	Atwood Oceanics, Inc.*	843,562
450,000	Carbon Natural Gas Co.* #	382,500
14,600	Cimarex Energy Co.	1,531,686
78,500	Denbury Resources, Inc.*	1,289,755
6,200	Helmerich & Payne, Inc.	521,296
12,500	Newfield Exploration Co.*	307,875
25,000	Patterson-UTI Energy, Inc.	633,000
6,500	Rosetta Resources, Inc.*	312,260
17,500	Rosetta Resources, Inc.* (a)	840,700
34,600	Rowan Companies Plc - Class A*	1,223,456
		9,622,190
Financials: 12.7%
750,000	Chimera Investment Corp.	2,325,000
49,300	CNO Financial Group, Inc.	872,117
36,000	Fifth Third Bancorp	757,080
120,000	Forestar Group, Inc.*	2,552,400
39,710	Ocwen Financial Corp.*	2,201,919
37,458	Portfolio Recovery Associates, Inc.*	1,979,281
		10,687,797
Health Care: 9.9%
10,440	Aegerion Pharmaceuticals, Inc.*	740,823
23,192	Air Methods Corp.*	1,352,789
31,040	Align Technology, Inc.*	1,773,936
71,300	Globus Medical, Inc. - Class A*	1,438,834
28,500	Greatbatch, Inc.*	1,260,840
54,180	Lannett Company, Inc.*	1,793,358
		8,360,580
Industrials: 10.4%
38,500	Delta Air Lines, Inc.	1,057,595
108,000	Heritage-Crystal Clean, Inc.*	2,212,920
100,200	Signature Group Holdings, Inc.*	1,077,150
36,700	Southwest Airlines Co.	691,428
15,000	SPX Corp.	1,494,150
58,500	Steelcase, Inc. - Class A	927,810
82,500	Taser International, Inc.*	1,310,100
		8,771,153
Information Technology: 16.2%
37,800	Altera Corp.	1,229,634
54,000	ARRIS Group, Inc.*	1,315,710
29,500	Arrow Electronics, Inc.*	1,600,375
37,300	Avnet, Inc.	1,645,303
158,200	Brocade Communications Systems, Inc.*	1,403,234
28,000	InterDigital, Inc.	825,720
26,994	Jabil Circuit, Inc.	470,775
7,990	Manhattan Associates, Inc.*	938,665
20,000	NeuStar, Inc. - Class A*	997,200
87,000	Ruckus Wireless, Inc.*	1,235,400
38,040	SunPower Corp.*	1,133,973
10,700	Western Digital Corp.	897,730
		13,693,719
Materials: 6.9%
21,182	Rockwood Holdings, Inc.	1,523,410
130,000	Taminco Corp.*	2,627,300
14,030	Westlake Chemical Corp.	1,712,642
		5,863,352
TOTAL COMMON STOCKS
(cost $52,333,292)		69,035,210

EXCHANGE TRADED FUNDS: 2.2%
50,500	Market Vectors Gold Miners ETF	1,066,560
8,769	SPDR S&P Retail ETF	772,549
		1,839,109
TOTAL EXCHANGE TRADED FUNDS
(cost $1,953,832)		1,839,109

Principal
Amount
SHORT-TERM INVESTMENTS: 16.1%

REPURCHASE AGREEMENTS: 16.1%

$13,568,000	FICC, 0.000%, 12/31/2013, due 01/02/2014 [collateral: par value $12,670,000, U.S. Treasury Note, 0.750%, due 02/28/2018; U.S. Treasury Note, 3.625%, due 02/15/2020; value $13,858,206] (proceeds $13,568,000)	13,568,000

TOTAL REPURCHASE AGREEMENTS
(cost $13,568,000)		13,568,000

TOTAL SHORT-TERM INVESTMENTS
(cost $13,568,000)		13,568,000

TOTAL INVESTMENTS IN SECURITIES
(cost $67,855,124): 100.1%		84,442,319

Liabilities in Excess of Other Assets: (0.1)%		(38,310)

Net Assets: 100.0%		$84,404,009

Percentages are stated as a percent of net assets.

*	Non-Income Producing Security.

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. The security has been deemed liquid by the Trust’s Board of Trustees.

#	Illiquid securities at December 31, 2013, at which time the aggregate value of these illiquid securities are $382,500 or 0.5% of net assets.

The accompanying notes are an integral part of these financial statements.

38 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Review

The Litman Gregory Masters Alternative Strategies Fund gained 6.3% in 2013. This compares to a loss of 2.0% for the Barclay’s Aggregate Bond Index, and gains of 32.4% for the S&P 500, 0.3% for 3-Month LIBOR, and 2.8% for the Morningstar “Multialternative” peer group category. The fund’s performance for 2013 was in line with our internal longer-term absolute return and risk goals of LIBOR plus 400 to 800 basis points and 4% to 8% volatility (standard deviation), respectively.

Litman Gregory Masters Alternative Strategies Fund

Performance as of 12/31/2013

	Average Annual Total Returns
					Since
	One-	Three-	Five-	Ten-	Inception
	Year	Year	Year	Year	(9/30/2011)
Institutional Class	6.32%	n/a	n/a	n/a	8.56%
Investor Class	6.07%	n/a	n/a	n/a	8.32%
Barclay’s Aggregate Bond Index	-2.02%	n/a	n/a	n/a	1.44%
S&P 500	32.40%	n/a	n/a	n/a	27.17%
40/60 Blend of S&P 500 & Barclays Agg Bond Index	10.70%	n/a	n/a	n/a	11.26%
3-Month LIBOR	0.27%	n/a	n/a	n/a	0.38%
Morningstar Multialternative Category	3.38%	n/a	n/a	n/a	3.68%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the Alternative Strategies Fund, has contractually agreed to waive a portion of the advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through April 30, 2014 (unless otherwise sooner terminated) to ensure that the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement, exclusive of Dividend and Interest Expense, for the Investor Class and the Institutional Class will not exceed 1.74% and 1.49%, respectively. The inception date for both the Institutional Class and the Investor Class is 9/30/2011. See page 4 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Alternative Strategies Fund. All performance discussions in this report refer to the performance of the Institutional share class.

Since the fund’s inception on September 30, 2011, it has returned 8.6% annualized, with a standard deviation of 3.4%, a Sharpe ratio of 2.44 and a beta to the market S&P 500 of 0.26 as of 12/31/2013. We are pleased with this absolute performance. The fund also compares favorably to its Morningstar “Multialternative” peer group, outperforming the category average by nearly five percentage points since inception, with similar volatility and beta. Since inception through 12/31/2013, the Alternative Strategies Fund is the second-highest ranked fund out of 185 Multialternative category peers based on its Sharpe ratio (a measure of risk-adjusted return). Relative to the core bond index, the fund’s monthly volatility has been somewhat higher, but it has out-returned the index by over seven percentage points annualized since inception.

The “Risk/Return Statistics” table below presents some of the key performance and risk metrics we track for the fund and its benchmarks since inception.

Litman Gregory Masters Alternative Strategies Fund
Risk/Return Statistics
12/31/2013

				Morningstar
				Multi-
		Barclays	S&P	alternatives
	MASFX	Agg Bond	500	Category
Annualized Return	8.6%	1.4%	27.2%	3.7%
Total Cumulative Return	20.3%	3.3%	71.7%	8.4%
Annualized Std. Deviation	3.4%	2.7%	11.0%	3.4%
Sharp Ratio (Annualized)	2.44	0.52	2.26	1.10
Beta (to S&P 500)	0.26	-0.01	1.00	0.27
Correlation of MASFX to…	1.00	-0.14	0.75	0.79
Worst Drawdown	-2.3%	-4.5%	-9.6%	-3.8%
Worst 12-Month Return	5.6%	-2.5%	13.5%	0.5%
% Positive 12-Month Periods	100.0%	66.0%	100.0%	100.0%
Upside Capture (vs. S&P 500)	33.2%	4.6%	100.0%	21.2%
Downside Capture (vs. S&P 500)	31.2%	-0.3%	100.0%	48.0%

Notes:
Since inception (9/30/11)

Worst Drawdown based on weekly returns

Portfolio Commentary

The Alternative Strategies Fund differs from the Litman Gregory Masters concentrated equity funds in that the sub-advisors on this fund are running very different investment strategies from each other. (The low “pair-wise” correlations across the four strategies are an additional diversification benefit of the fund.) As such, the types of securities each manager owns may differ widely across their portfolio sleeves. Consequently, in this report, unlike for our other Litman Gregory Masters funds, we break out information on each individual sub- advisor portfolio. (As a reminder, each sub-advisor manages a distinct separate account portfolio for our funds.)

Fund Summary | 39

Performance of managers: For the year 2013, the four sub-advisor strategies generated the following returns (net of the management fee each sub-advisor charges to the fund):

-	the DoubleLine Opportunistic Income strategy gained 3.9%

-	the FPA Contrarian Opportunity strategy gained 18.5%

-	the Loomis Sayles Absolute-Return Fixed-Income strategy gained 1.5%

-	the Water Island Capital Arbitrage strategy gained 5.4%

The since-inception annualized returns for the four strategies range from 3.4% to 15.3%.

Key performance drivers by strategy:

•	The DoubleLine Opportunistic Income strategy, managed by Jeffrey Gundlach, outperformed the Barclays Aggregate Bond Index by 590 basis points (5.9 percentage points). The portfolio benefited from positive total return (price appreciation and interest income) from its non-agency residential mortgage-backed securities (RMBS) exposure, and in particular its large allocation to Alt-A securities. The portfolio’s exposure to longer-duration agency mortgage-backed securities (MBS) was a drag on performance as interest rates rose (and prices declined) over the year. At year-end, the portfolio continues to be focused in the mortgage sector. Its largest exposure (63% of assets) remains in non-agency RMBS, with a concentration in higher-quality (although still below-investment-grade) Alt-A and Prime mortgage pools with very little Subprime exposure. Agency MBS (guaranteed by Fannie Mae, Freddie Mac, or Ginnie Mae) comprised 22% of assets, with 3% in government bonds, and 12% in cash. The portfolio’s duration increased to 3.1 years by year-end. While a higher duration suggests the portfolio is now more sensitive to changes in Treasury yields – benefiting from price appreciation as interest rates decline and vice versa – the duration is still well below that of the core bond index. For additional details on DoubleLine’s portfolio positioning and outlook, please read their commentary on page 45.

•	The FPA Contrarian Opportunity strategy, managed by Steven Romick, Brian Selmo, and Mark Landecker, continues to hold a large net cash position (48% of assets). With the stock market up over 30% for the year the cash was a big drag, costing more than fifteen percentage points of relative performance versus the Russell 3000 index. (As a reminder, FPA’s objective is to generate long-term returns comparable to or better than the stock market, but with significantly lower risk. Cash is a residual of the team’s bottom-up, absolute-value investment process and an important element of their risk management.) But as has been the case since the fund’s inception, the FPA team’s stock picking was a positive contributor to relative performance. Excluding the cash drag the portfolio outperformed the Russell 3000 Index for the year, driven in particular by strong performance among the team’s technology and health care holdings. The top stock contributor was medical equipment supplier Thermo Fisher Scientific, which gained 75%. Microsoft, the portfolio’s largest holding, was the second-largest return contributor, gaining 43%. Rounding out the top five contributors were Aon, Omnicare, and Google, all up over 50% for the year. The biggest performance detractor in 2013 was Norway-based branded consumer goods company Orkla, which was down 5%. The portfolio’s position in Interdigital convertible bonds was also a negative for the year. Both of these holdings remained in the portfolio at year-end. Please see FPA’s commentary on page 46, for their views on the overall investment environment and portfolio outlook.

•	The Loomis Sayles Absolute-Return Fixed-Income strategy, managed by Matt Eagan, Kevin Kearns, and Todd Vandam, outperformed its 3-Month LIBOR benchmark by roughly 130 basis points for the year and outperformed the core bond index by roughly 360 basis points for the year. The key positive driver of performance was the portfolio’s credit exposure, specifically its positions in convertible bonds, bank loans, securitized credits, and investment grade and high-yield corporate bonds. Positions in dividend-paying stocks also were strong positive contributors. The fund also benefited from its duration management, specifically, shorting Treasury interest rate futures. The portfolio’s duration remains near zero, meaning it should not be particularly sensitive to changes in Treasury yields. Conversely, currency positioning detracted from performance for the year. Earlier in the year, the portfolio was positioned to benefit from a decline in the dollar relative to various higher-yielding currencies, but the Fed’s “taper talk” caused a dollar rally. Since then, the managers have scaled back their currency exposure in light of the more positive backdrop for the dollar (although they remain bullish on the Mexican peso). The sleeve’s emerging markets bond holdings also posted a negative return for the year as the asset class sold off. For more details, please read Loomis’ portfolio commentary and outlook on page 49.

•	The Water Island Capital Arbitrage strategy, managed by John Orrico, Todd Munn, Roger Foltynowicz, and Gregg Loprete, performed in line with the merger arbitrage benchmarks that we follow, such as the HFRI Merger Arbitrage Index. Over the course of the year, the fund’s allocation to merger arbitrage deals (both equity and debt) declined from roughly 80% of the portfolio to roughly 65%, while the allocations to equity and credit special situations increased. This is consistent with our expectations based on discussions with the Water Island team and reflects their assessment of and concentration in the most attractive event-driven opportunities while adhering to their conservative risk management principles. Over time, we think it is likely that the merger arbitrage piece continues to shrink relative to the two special situations sub-strategies. For more details on Water Island’s outlook, please read their commentary on page 50.

Tactical strategy allocations: As a reminder, our default allocation is to equally weight each of the four strategies in the fund. Based on our qualitative work as well as our analysis of each manager’s historical track record, we believe that an equal weighting will accomplish our risk, return, and diversification objectives for the fund. Therefore, it is likely that much of the time the managers will be equally weighted.

40 | Litman Gregory Funds Trust

However, we have the flexibility to tactically overweight or underweight a manager/strategy by plus or minus 10 percentage points— meaning the allocations to a manager can range from 15% to 35% of the fund’s assets. We will only overweight a manager if we have a strong conviction that their investment universe is significantly more attractive than the others, taking into account potential risks and returns. Litman Gregory has a long history of investing this way in our private client accounts where our core competency is valuation-based tactical asset allocation.

When we launched the Alternative Strategies Fund we overweighted the DoubleLine Opportunistic Income strategy by five percentage points (to 30% of the fund) because we believed their risk- integrated mortgage-focused portfolio was compelling relative to other investment opportunities. This tactical decision was a positive contributor to the fund’s returns as the DoubleLine strategy subsequently significantly outperformed the average return of the other three strategies. We unwound the DoubleLine strategy overweight in the third quarter and as of year-end all four strategies were equally weighted at 25%.

Current Target Strategy Allocations

Individual strategy portfolio allocations: Following are portfolio exposure summaries for each individual strategy as of December 31, 2013.

DoubleLine Opportunistic Income Strategy 12/31/13

Sector Exposures
Cash	11.6%
Government	3.1%
Agency Inverse Floaters	5.4%
Agency IO/Inverse IO	5.6%
Agency CMO	10.5%
Agency PO	0.4%
Non-Agency Residential MBS	63.4%
Total	100.0%

Non-Agency Residential MBS Breakdown

(% of Non-Agency RMBS)

Prime	31.4%
Alt-A	63.7%
Subprime	4.9%
Total	100.0%

Credit Quality Breakdown

Cash	11.6%
Government	3.1%
Agency	21.9%
Investment Grade	1.7%
Below Investment Grade	61.7%
Total	100.0%

FPA Opportunistic Value Strategy 12/31/13

Asset Class Exposures
U.S. Large Cap Stocks	32.6%
Foreign Stocks	12.8%
Bonds	3.2%
Other Asset Backed	2.4%
Limited Partnerships	0.3%
Short Sales	-1.9%
Cash	50.6%
Total	100.0%

Fund Summary | 41

Sector Exposures	FPA Strategy	Russell 3000 Index
Consumer Discretionary	2.3%	13.4%
Consumer Staples	3.5%	8.5%
Energy	1.8%	9.3%
Finance	9.0%	17.4%
Health Care	6.1%	12.6%
Industrials	2.4%	11.7%
Materials	3.1%	3.8%
Technology	14.7%	18.2%
Telecom	0.7%	2.1%
Utilities	0.0%	2.9%
Cash	50.6%	0.0%
Other	5.9%	0.0%

Loomis Sayles Absolute-Return Fixed-Income Strategy
12/31/13

	Net	Long	Short
Strategy Exposures (%)	Exposure	Total	Total
Securitized	17.4	17.4	0.0
Bank Loans	17.3	17.3	0.0
Inv-Grade Corporate	11.4	13.0	-1.6
High-Yield Corporate	8.5	8.8	-0.3
Currency	6.4	9.5	-3.1
Dividend Equity	4.8	9.3	-4.5
Convertibles	3.5	5.8	-2.3
Emerging Market	1.8	2.1	-0.3
Sovereign	0.8	0.8	0.0
Subtotal	71.7	83.8	-12.1

Cash & Equivalents	18.9	18.9	0.0
Duration Management	-18.0	0.0	-18.0
Overall Net	72.7	102.8	-30.1

	Net	Long	Short
Top 10 Country Exposure (%)	Exposure	Total	Total
United States	52.3	75.8	-23.5
Mexico	5.6	5.6	0.0
United Kingdom	3.3	3.3	0.0
Eurozone	-3.2	0.1	-3.2
Italy	2.8	2.8	0.0
France	2.6	2.6	0.0
Brazil	1.9	1.9	0.0
Canada	1.4	1.4	0.0
Luxembourg	1.0	1.0	0.0
Spain	0.8	0.8	0.0
Top 10 Subtotal	68.5	95.3	-26.7

Non-U.S. Dollar	Net		Currency
Currency Exposure (%)	Exposure	Physicals	Derivatives
Mexican Peso	3.7	5.6	-1.9
Euro	-3.2	2.5	-5.7
Japanese Yen	-1.8	0.2	-2.0
British Pound Sterling	1.0	0.0	1.0
Uruguay Peso	0.5	0.5	0.0
Swiss Franc	-0.1	0.0	-0.1
Brazilian Real	0.0	1.4	-1.3
New Zealand Dollar	0.0	0.5	-0.5
Chilean Peso	0.0	0.3	-0.3
Total	0.0	10.9	-10.9

Water Island Arbitrage Strategy 12/31/13

Sub-strategy Exposures
Merger Arb – Equity	59.7%
Merger Arb – Debt	5.6%
Special Situations - Equity	16.3%
Special Situations - Debt	10.6%
Total Long Exposure	92.2%
Total Short Exposure	26.4%

Geographic Exposure

North America	92.9%
Non-N.A.	7.1%

Equity Market Capitalization

Small Cap ($0 - $2 Billion)	14.4%
Mid cap ($2 - $5 Billion)	42.5%
Large Cap ($5 billion +)	43.3%

42 | Litman Gregory Funds Trust

Looking Ahead

The fund’s broad objective is to generate competitive long-term returns with lower risk and lower volatility than the stock market and with relatively low correlation to stock and bond market indexes. More specifically, in absolute terms over full market cycles the fund seeks to generate returns in the range of 3-month LIBOR plus four to eight percentage points with volatility in the 4% to 8% range. In relative terms, over full market cycles the fund seeks to outperform a 40/60 stock/bond blended benchmark, with lower risk than the blended benchmark (e.g., lower volatility, better down-market performance, fewer negative 12-month loss periods). Of course, there are no guarantees the fund will meet these risk and return goals.

While we believe there is a relatively low risk of loss over holding periods of at least one year, our sub-advisors do take risk (to varying degrees and depending on the opportunity set) in order to try to generate returns, so losses are certainly possible, particularly over shorter-term periods. You should not invest in this fund if you cannot handle a negative return over a 12-month or longer period. That said, in a bear market for stocks we believe that the fund’s losses would be materially lower than the stock market’s losses.

In our year-end 2012 report, we wrote that returns to traditional stock and bond market indexes over the next five years were likely to be subpar compared to their long-term historical averages, and that we also would not be surprised to see increased volatility in the financial markets after a relatively calm 2012. While that was clearly not the case for the U.S. stock market, which marched steadily higher in 2013, the bond market faced a major headwind from rising interest rates and experienced only its third down year in the past 35 years. Our fund’s lack of correlation to the bond market was beneficial, and should bode well for the fund should we be facing a longer-term cycle of rising rates.

Should the equity markets hit the inevitable speed bump, we are likewise confident in our managers ability to successfully navigate such an environment. While the fund’s history is still relatively short, its performance during the few sharp market downturns has reinforced our conviction in our managers portfolio and risk management skills. We also get excited thinking about the investment opportunities that would likely be created from a market shakeout. Each of our managers has the opportunistic mindset and, importantly, the flexibility within their investment mandates to take advantage of such opportunities to vary their risk exposures in response to changing market conditions and investment opportunities.

In sum, we remain very enthusiastic about the fund’s prospects and are excited to be investors alongside you. We appreciate your continued support and confidence.

Fund Summary | 43

Litman Gregory Masters Alternative Strategies Fund Managers

TARGET
INVESTMENT		MANAGER
MANAGER	FIRM	ALLOCATION	STRATEGY
Jeffrey Gundlach	DoubleLine Capital LP	15%-35%	Opportunistic Income

Steven Romick	First Pacific Advisors, LLC	15%-35%	Contrarian Opportunity
Brian Selmo
Mark Landecker

Matt Eagan	Loomis Sayles & Company, LP	15%-35%	Absolute Return Fixed Income
Kevin Kearns
Todd Vandam

John Orrico	Water Island Capital, LLP	15%-35%	Arbitrage
Todd Munn
Roger Foltynowicz
Gregg Loprete

Alternative Strategies Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the Litman Gregory Masters Alternative Strategies Fund from September 30, 2011 to December 31, 2013 compared with the Barclays Aggregate Bond Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

44 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Highlights

DoubleLine Capital, LP

Performance Attribution

In 2013, the Litman Gregory portfolio outperformed the Barclays U.S. Aggregate Index as interest rates rose. The 2-year U.S. Treasury (TSY) rate rose 13 basis points (bps) to 0.38% and the 10-year U.S. Treasury rose 127 bps to 3.03%. Given the rate rise, fixed income markets performed poorly with the Barclays Aggregate Index losing 2.0% for the year. The Litman Gregory portfolio outperformed the index by 590 basis points, with the non-agency mortgage-backed securities (MBS) portion of the portfolio driving the outperformance. These securities benefited from high interest income and price gains. The non-agency MBS market, in general, continues to benefit from improved housing conditions. While in aggregate, the non-agencies have benefited from strong interest income across the credit quality spectrum with the average coupon of the sector at 5% at year end, Alt-A bonds, specifically, outperformed Prime and Subprime mostly due to the higher coupon returns. The agency MBS and U.S. Treasury portion of the portfolio, not surprisingly, suffered price declines due to rising interest rates and were a drag on performance. This portion of the portfolio also has longer duration, particularly in fixed-rate agency CMOs and agency inverse floating-rate bonds which were the worst performers. However, these securities continue to provide some offsetting risk exposures to the other portions of the Alternative Strategies Fund.

Agency Mortgage-Backed Securities

For the calendar year 2013, the Barclays U.S. MBS Index had a return of -1.41%. This 12-month performance was better than the performances of both the U.S. Treasury and U.S. Investment Grade Corporate sectors according to the Barclays U.S. Aggregate Bond Index. This is an example of mortgages outperforming the other components of the Index when rates rise more than 100 bps.

One of the major reasons for mortgage outperformance in rising rate environments has historically been due to the shorter duration of the MBS sector relative to those of the TSY and Corporate sectors, according to the Barclays U.S. Aggregate Bond Index. During the rate rise of 2013, the duration of agency MBS extended from 3.18 years at the beginning of the year to 5.66 years at the end of the year. This is the longest duration ever reported for the sector. Should rates rise further, we would expect the duration of the MBS sector to extend further although we believe the majority of the extension has already occurred. If rates were to rise significantly, we would project the MBS duration to extend above 6, but not much more than that. If that scenario were to play out over the next 12 months, the MBS sector could outperform the TSY sector. How it performs relative to the Corporate sector will depend in large part on what happens to U.S. investment grade corporate spreads during that time period.

One of the major reasons why MBS experience duration extension during rising rate periods is the expectation of decreasing prepayment speeds on a going forward basis.

Prepayment speeds went up marginally for the month of December. This slight increase in speeds broke the string of six consecutive declining months of prepayment speeds.

Prepayment speeds decreased by 60% over 2013 and agency MBS experienced their slowest speeds since December 2008, which was in the middle of the subprime housing crisis. We are already in an environment where prepayment speeds are at a 5-year low.

Future prepayment speeds will depend partly on what happens to interest rates. A secondary factor could be a change in the government’s involvement in the mortgage process. Currently, the Home Affordable Refinance Program (HARP) 2.0 is the government program with one of the largest affects on prepayment speeds. HARP 2.0 is experiencing “burnout”, which is what happens as time passes and the borrowers who qualify have already acted, therefore leaving fewer eligible borrowers than there were in the past. The mortgage market is dealing with the confirmation of Mel Watt as the new director of Federal Housing Finance Agency (FHFA) as well, replacing Ed DeMarco. The market’s perception is that Watt may be more “friendly” towards borrowers than DeMarco, which could lead to policy decisions that could increase the prepayment speeds of certain mortgage securities. Thus far, Watt has indicated that he will postpone the previously announced increase in fees across both Fannie Mae and Freddie Mac. Watt officially takes the position on January 6, 2014, and many investment professionals are closely watching the decisions made by Watt and their ramifications on the fixed income markets.

On December 18, the Fed announced the tapering of $10 billion per month with half of the tapering being in MBS. This takes the total amount of Fed purchases to $75 billion per month, with $35 billion of that in MBS (this doesn’t include the reinvesting in MBS of paydowns on outstanding MBS, which can be as much as $15-20 billion per month). The MBS market seems to have priced in a 12-month tapering process which would mean no more QE program 12- months from now. Assuming this scenario plays out, we would not expect any widening of MBS. As in most markets, MBS performance will depend on both the supply and demand for securities. Currently, the Fed is the biggest player on the demand side and therefore its actions are very important; however, there are changes on the supply side of mortgages that have experienced even greater change than the Fed tapering. Last summer, gross issuance of agency MBS was approximately $150 billion per month. As rates have risen, this number has come down significantly. In fact, December’s number was $75 billion, so the gross issuance of agency MBS is down approximately $75 billion per month from where it was last summer.

Non-Agency Mortgage-Backed Securities

December trading volume experienced an uptick due to the liquidation of a large segment of ING’s portfolio late in the month. The ING list consisted largely of pay-option Adjustable-Rate Mortgage (ARM) bonds and thus, this sector of the market saw an almost three-fold increase from November. Despite the size of the list and time in the year, the list traded very well with bids coming from banks, investment managers, hedge funds, and insurance companies.

Fundamentally, December remittance reports showed mixed results. Prepay speeds on prime collateral increased 0.5 Conditional Prepayment Rate (CPR) while Alt-A and subprime speeds decreased a modest 0.5 CPR and 0.4 CPR, respectively.

Fund Summary | 45

Rising interest rates have been pressuring the fast prepay speeds seen during much of the second half of 2013. Liquidations slowed for all sectors with the exception of subprime. Average Conditional Default Rates (CDRs) decreased by 0.4 for prime and 0.9 CDR for Alt-A collateral while subprime, on average, saw liquidations increase by 0.2 CDR. Loan modifications slowed going into 2013 year-end with 1,947 loans modified in December; 56% of all modified loans were rate modifications, with the average mortgage rate being reduced by approximately 4%. With supply still relatively low, technicals continued to put pressure on yields and we saw a slight tightening across all sectors. Prime finished the year trading between 4-4.25%, Alt-A between 4.5-4.75%, and subprime between 5-5.5%.

On the political front, there was some concern on what changes would be implemented when Mel Watt takes over the Directorship of the FHFA. Settlements between mortgage issuers and investors were hotly debated throughout 2013. News of the record settlement by JP Morgan dominated the marketplace. Ocwen, the largest non-bank servicer, is the latest entity making the headlines in regards to mortgage litigation. Ocwen will provide $2.1 billion on foreclosure compensation and principal modification for homeowners who are behind on their payments. The settlement is based on regulator claims that Ocwen abused its handling of borrowers’ loans. We will continue to monitor these events closely.

Current Portfolio Outlook

The strategy of the portfolio, and thus its construct, has not materially changed in 2013. The portfolio continues to be invested generally in two main sectors, Government/agency MBS and the Non-agency MBS. Mortgages have extended in duration over the year with the DoubleLine sleeve of Alternative Strategies Fund having a duration of 3.1 years at year-end which is much shorter than that of the Barclays U.S. Aggregate Bond Index’s duration. The duration of MBS has materially extended over the last twelve months with the duration of the Barclays U.S. MBS Index closing the year close to all time highs. The expected yield-to-maturity (YTM) of the portfolio was 5.2% at year-end.

Prepayment speeds have continued to slow the last 6 months, and have slowed 60% since January. The decline in prepayment speeds is mainly due to the rise of mortgage rates since May. The slower speeds continue to benefit the agency MBS sleeve of the portfolio as the securities are priced at premiums. With the rise in interest rates, however, agency MBS within the Fund has fallen in price return. Over 60% of the portfolio is in non-agency MBS with most of the securities backed by Alt-A collateral. The Non-agency MBS market, in general, continues to benefit from improved housing conditions with Subprime benefiting the most. Homeowners’ equity in their homes has increased from just $6 trillion in 2011 to over $9 trillion in 2013. Liquidations slowed for all sectors; severity rates and prepayments were relatively unchanged. The pace of loan modifications slowed going into year-end. Roughly half of total modifications were interest rate modifications with the average rate reduction close to 4% at year-end. Supply fundamentals of the MBS market will be interesting to note going forward as tapering unfolds over the next year. While the Fed plans to slowdown its asset purchases, it is still purchasing a larger percentage of the market as MBS issuance has slowed. Gross issuance of MBS has declined meaningfully since the summer months from $150 billion to $75 billion in December.

First Pacific Advisors LLC

Forgive us if we bring you up to date this year, in part, through the lens of the distant past.

We can’t help but think that the creators of Greek tragedies, those of the ancient variety, not the ongoing, modern ones, would have relished watching the Fed and the stock market the past couple of years and envisioned all kinds of morals to the story.

For instance, it was another year of single-digit earnings growth but double-digit gains in multiples. What’s more, our oracles, we call them economists now, failed at the beginning of 2013 to accurately predict what would occur for that year: The U.S. economy grew more slowly than expected and S&P 500 earnings were lower than anticipated and yet the stock market rocketed to its best showing since 1997.

Overseas, things weren’t that different. Our increasingly global view includes the performance of foreign stock markets, which generally didn’t fare quite as well as the U.S., with the exception of Japan. The U.S. stock market’s relatively strong showing speaks to the Federal Reserve’s continued aggressively dovish policy stance and that our economy missed estimates by less than most other developed economies.

		Total	Total
		Return	Return
Country/Region	Index[1]	(Local)	(USD)
United States	S&P 500	32.04%	32.04%
Asia Pacific	MSCI AC Asia Pacific	21.97%	9.27%
Asia Pacific
ex Japan	MSCI AC Asia Pacific ex Japan	6.51%	0.46%
Japan	Nikkei	58.82%	56.72%
Europe	Euro Stoxx 600	21.12%	17.37%
BRIC	MSCI Brazil/Russia/India/China	-0.01%	-6.34%

Source: MSCI, Wsj.com and Bloomberg. Data as of December 31, 2013.

The FPA Contrarian Opportunity sleeve returned approximately 18.5% (net of fees) for the year, with just roughly 50% average exposure to equities.

Valuation multiples trumping earnings growth cannot continue ad infinitum. In most markets, 2013, like 2012 before it, benefited from the willingness of investors to pay a higher price per dollar of earnings. Earnings growth eventually must carry the day.

1 Please see end of commentary for complete index definitions.

46 | Litman Gregory Funds Trust

2013 Return Composition

Source: JP Morgan Market Insights. Data as of 12/31/13.

Economy

Chronicling the economy is always a challenge. We are, first and foremost, investors and we analyze businesses better than we understand the economy. That said, the economy can clearly have a huge impact on a business’s fortunes.

Surveying the economic landscape this year, we’re inclined to consider the power of myth to explain the inexplicable. The American author Joseph Campbell considered myths to be public dreams, and we see both public officials and private investors engaged in some serious flights of fancy. Perhaps believing in myths is the only means to cope with the actions of the few being taken for the many.

Zeus punished Sisyphus for his hubris by having him push a huge boulder up a hill, but before he could reach the top, it would always roll back down, forcing him to begin again. Our Federal Reserve seems engaged in a similarly unproductive task. The printing of money, the expansion of its balance sheet and the management of interest rates lower has only served to elevate risk assets rather than grow the economy. We cannot think of a single example in history where centralized planning dictated successful economies. New York Fed President William Dudley adds little comfort with his admission at a recent economics conference that, “We don’t understand fully how large-scale asset purchase programs work to ease financial market conditions. There’s still a lot of debate ...”2 We sincerely hope the Fed and the rest of us avoid Sisyphus’s consignment to an eternity of useless effort and perpetual frustration.

But our optimism erodes when considering the following charts. GDP3 has increased just ~$2.2 trillion since 2008, despite a $7.3 trillion increase in U.S. government debt since 2008, part of which funded a more than $3 trillion increase in the Fed’s balance sheet.

Federal Reserve Balance Sheet vs GDP

Source: Bloomberg and federalreserve.gov.

Total U.S. Debt vs GDP

Source: treasurydirect.gov and Bureau of Economic Analysis.

This poor return on investment isn’t new; it’s just getting worse.

Total Public Debt vs ∆GDP/ ∆Debt

Source: federalreserve.gov.

[2]	From a speech to the American Economic Association 2014 Annual Meeting, Philadelphia, January 4.
[3]	Gross Domestic Product

Fund Summary | 47

This begs the obvious question: Where would the stock market be without the Fed fuel?

S&P 500 vs Federal Reserve’s Balance Sheet

Source: federalreserve.gov and Bloomberg.

Investments

Like those mythological Greek characters, we live in a windy world but we’re in the habit of leaning into it. We tend to buy with the wind in our face, and sell with it at our backs. Right now, there’s more of the latter so, as you’d expect, our equity exposure declined during 2013. The favorable market allowed us to sell most of our long equity positions during the year at a substantial gain from cost. We initiated few new positions. We will let valuation and risk/reward guide our exposure, not the stock market. If the market gives us tomorrow’s prices today and the risk/reward becomes unattractive, then we are unsurprisingly net sellers.

Things aren’t cheap. Equity values, as a percentage of GDP, are near their peaks. The only time they were higher was at the apex of the dot com bubble.

Stock Market as Percent of GDP

Source: MacroMavens. October 17, 2013.

And, on a Price/Earnings ratio basis, public securities are far from on sale.

CAPE RATIO

P/E using 10-year average earnings

Source: Source: Shiller, Robert J. Online Data Robert Shiller, econ.yale.edu/~shiller/data.htm, and Bloomberg.

Data as of December 20, 2013.

We see ideas thrown at us every day but, like a baseball batter, we’re particular to the pace, movement, and location before we swing. Right now, we’re seeing too many ideas coming at us with a lot of speed and then curving high and outside. In other words, generally not priced to our satisfaction with some questions as to business quality. While we wait, though, we keep adding companies to our library that, at some point, we expect to check out, update, and invest in.

A number of positions from our library were checked out for the second time, benefiting 2013’s performance. One of our better performers was Renault. We discussed our Renault position – long Renault and short two of its publicly-traded investments – in our Q2 2012 letter, to which you should refer for more detail. This was the second time we profited from this trade, the first being in 2006. We initiated the position with negative capital, since the short positions in Nissan and Volvo Truck were larger than the Renault long position. We completed unwinding the investment in Q4. We were pleased that this investment added to the portfolio’s return in 2013, without having tied up any capital.

Conclusion

We have always sought to create a portfolio that should perform well over time, rather than for a moment in time since we have some idea as to the former and are quite clueless as to the latter. We don’t consider ourselves exceptional, just dogged in our continued pursuit to protect capital while achieving acceptable returns. Although we are not always right, and in synch with the markets even less frequently, we have confidence in our proven approach to achieve attractive risk-adjusted returns over time. We also respect that even if we thought we were one in a million, there are still 7,000 others like us. With so many investment options available, we appreciate that you share our principles and have entrusted us with your capital through Litman Gregory.

48 | Litman Gregory Funds Trust

Loomis Sayles & Company, LP

Market Conditions

12-month Return
1.76%
Benchmark: USD Libor 3 months	0.29%

After falling as low as 1.61% in the spring, the yield on the 10-year Treasury note surged past 3% at the end of 2013 to its highest level since mid-2011. Steady U.S. job gains and the Federal Reserve’s (the Fed’s) decision in December to begin paring back its monthly bond-buying program fueled this move. After its December policy meeting, the Fed announced it would trim its monthly asset purchases by $10 billion in January. The central bank also provided strong forward guidance, assuring markets the first federal funds rate hike would not take place until 2015 at the earliest.

As U.S. policymakers moved to tighten monetary policy, European Central Bank President Mario Draghi surprised investors in November by cutting the euro region’s main interest rate to a record-low 0.25%. Meanwhile, the Bank of Japan (BoJ) continued its stimulus efforts, buying more than ¥7 trillion ($66 billion) of bonds a month to reach its target 2% inflation rate in approximately two years. These efforts lifted stocks but also caused the yen to weaken significantly versus the U.S. dollar.

Portfolio Review

The fund’s positive performance primarily was due to credit exposures, namely convertible bonds, securitized credits, bank loans and investment grade and high-yield corporates. Our dividend-paying equities also boosted return, as did our duration (price sensitivity to interest rate changes) management tools. However, losses among emerging market holdings and in our non-U.S. currency holdings partially offset these gains.

The fund’s convertible securities generated a positive return, benefiting from a considerable rally in the stock market. Specifically, selected holdings in the technology and consumer non-cyclical industries performed well. The fund’s dividend-paying equities also proved beneficial, particularly due to a specific automotive name.

Meanwhile, our short positions in S&P 500 E-mini futures, a hedge for our convertible bond and equity positions, slightly weighed on performance.

Our highly diversified group of bank loans also boosted performance during the year. This asset class experienced substantial inflows, as investors were drawn to the relative safety of loans given their senior position in the capital structure and ample yield relative to other sectors.

The fund’s performance also benefited from our efforts to protect against rising interest rates. Specifically, the use of short interest rate futures to manage duration helped results.

Our securitized holdings, particularly non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), generated positive returns in 2013. Central bank policy and investors’ search for incremental yield drove CMBS performance, while improving housing market data pushed RMBS higher.

Strong equity markets, an accommodative Fed, and an improved U.S. growth outlook helped support our investment grade and high-yield corporate bond positions. Security selection proved critical in these spaces. Within our investment grade holdings, banking credits performed best, and within our high-yield corporate holdings, communications credits performed best.

The fund’s currency positioning detracted from performance. During the second quarter of 2013, we expected the U.S. dollar to decline relative to various higher-yielding currencies because of stronger global growth and the surge of liquidity from central banks around the world. However, the U.S. dollar rallied sharply, as the Fed indicated a possible moderation in the pace of its bond purchases sooner than generally expected. In addition, commodities sold off in response to China’s attempt to reform its lending policies. As a result of these two events, some of our long currency positions, including the Australian dollar, Brazilian real, Mexican peso, New Zealand dollar, and Canadian dollar, declined. We have since scaled back our currency exposure in light of the more positive backdrop for the U.S. dollar.

The fund’s emerging market holdings also posted a negative return. Slower-than-expected growth in many emerging market countries, combined with periodic concerns about a hard landing in China, led to a selloff in the asset class. Furthermore, rising inflation caused several emerging market central banks to begin raising rates, and the sharp rise in Treasury yields reduced investors’ appetite for risk.

Our use of investment grade and high-yield credit default indexes (CDX), which we used to protect capital, detracted from performance. We put these derivative positions in place for risk management purposes, and they performed as expected. We will accept losses in the name of risk management and capital protection.

Outlook

Our views on U.S. growth and inflation have moved in line with general market consensus. Even with interest rates rising, we believe credit spreads can tighten. But we recognize winding down unconventional policies, such as the Fed’s quantitative easing program, introduces the potential risk of wider spreads and a deteriorating environment for credit. Given the recent upturn in the U.S. and European economies, we have a negative bias on duration. U.S. Treasury yields have increased from their historic lows and likely will continue to rise.

Fed tapering should support a stronger U.S. dollar, which is also benefiting from improving domestic growth and employment. Given the BoJ’s aggressive monetary policy, the Japanese yen may depreciate further and any recovery in U.S. yields will likely augment this trend.

We remain bullish on Mexico’s economy due to the country’s recent credit-rating upgrade from Standard & Poor’s. The government’s move to open the state-run energy sector to private investment has inspired confidence in the economy and should energize investment and growth. The government also has introduced measures aimed at reaching greater transparency in its fiscal budget.

Fund Summary | 49

Looking ahead, credit valuations do not appear as compelling. We are closely monitoring profits and U.S. GDP growth, which are critical for credit metrics. Credit spreads have the potential to tighten further in 2014 if economic growth continues to improve and interest rate volatility remains subdued. But we remain cautious on valuations at these levels, and we may consider adding back liquid hedges.

Water Island Capital, LLP

The Water Island Capital arbitrage/event-driven sleeve turned in a positive performance for the year and returned 7.4% gross of fees. The contribution to the total return, based on the sub-advisor’s internal holdings-based calculations, broken out by each sub-strategy is as follows:

Merger Arbitrage	5.0%
Credit Opportunities	1.4%
Equity Special Situations	0.9%
TOTAL	7.4%

Equity Special Situations

While the 2013 environment for equity merger arbitrage remained subdued, other areas of event-driven investing proved interesting. As such, the portfolio’s allocation to Equity Special Situations more than doubled to 19% throughout the year as numerous corporate actions such as spin-offs provided attractive investment opportunities.

One of the top contributors in this category was Genworth Financial (GNW), which has been a portfolio investment since the end of 2012. The company provides insurance and investment products to U.S. retail and institutional customers; mortgage insurance in Canada, Australia, and Europe; and lifestyle protection products in Europe. Since our initial investment, GNW has effectively executed on several significant catalysts, such as the naming of a permanent CEO following the abrupt resignation of his predecessor, and the successful divestment of non-core businesses, including its wealth management and alternative investments businesses. A number of additional value-enhancing catalysts remain, including the initial public offering of GNW’s Australian mortgage insurance business, to which management remains committed once market conditions become more favorable. Despite the significant appreciation in GNW shares in 2013 (+106.8%), the stock price continues to reflect a substantial discount to book value relative to its U.S. peers, and we expect these catalysts to unlock this value over the next six to twelve months.

Looking ahead, we anticipate a growing number of investable opportunities in Equity Special Situations, although we balance that optimism with a cautious view of equity market volatility. Thus, we continue to adhere to our investment discipline by maintaining the appropriate market hedges within this sleeve.

Credit Opportunities

Against a backdrop of fixed income volatility and strong equity-related returns, our focus on catalyst-driven investments within our Credit Opportunities strategy did not waver. Throughout the fiscal year, corporate refinancings were the most prominent investment theme in the credit portfolio. These opportunities were first identified by the credit team for various reasons including managements seeking to rollover expensive debt, and/or extend looming bond maturities, and corporate actions such as spin-offs which required companies to retire debt prior to stated maturities or call dates. The conclusion of these investments (i.e., when our principal is paid off) was frequently facilitated by the record issuance of new high-yield or bank debt in the market.

In addition to refinancing opportunities, mergers and acquisitions was another prominent theme that the credit team expects will extend into 2014. Upon announcement of any public or private consolidating transaction, we will analyze the bonds and loans of the companies involved. These investments are typically characterized by shorter duration which may assist in positioning the portfolio for potentially rising interest rates.

Merger Arbitrage

In the overall deal-making environment, the largest trend we have observed throughout the year has been that of announced transactions providing an immediate, positive impact on the share prices of acquirers. In the present low-rate environment, shareholders are eager to see management put excess cash to work and finance expansion with cheap credit. Today, companies that make smart, focused acquisitions to enhance earnings and cash flow are being rewarded with higher share prices, a trend we have not typically witnessed in the past. More commonly, the share prices of acquirers drop or face slight selling pressure as investors question the benefits of a deal. The market’s very recent, and positive reaction, to these types of acquisitions gives us optimism going into 2014 that more CEOs will want to participate in M&A to similarly benefit their own stock prices.

Outlook

As we survey the opportunities across our three core strategies, we see continuing opportunities within the re-ratings (i.e. investment opportunities whereby a company’s valuation multiple “re-rates” as a result of a transformative corporate action) portion of Equity Special Situations given the vast number of spin-offs announced, and the continued appreciation of acquirer’s shares due to transformative mergers. In addition, “value-plus-catalyst” opportunities will remain a significant focus for the sleeve given the growing number of activist situations. The low volatility environment in the equity markets has been a boon for the strategy as of late, but we are also very cognizant of how quickly investor sentiment could change. As such, we continue to implement appropriate tail risk hedges where necessary.

In the credit markets, although we do not anticipate the sheer number of refinancing opportunities we saw in 2013, we enter 2014 believing there continues to be ample demand for new issuance not only in the high-yield and loan markets, but, for some companies, also in the convertible market. Typically, as rates rise and equity markets reach higher levels, corporate treasurers and CFOs become more amenable to issuing convertible debt. Convertible issuers benefit from coupon rates several hundred basis points lower than comparable high-yield market debt, and they can raise corporate proceeds by issuing convertibles at premiums 30-40% above their current stock prices. Consequently, this is a market that we will watch closely.

50 | Litman Gregory Funds Trust

At the same time, anticipated equity M&A deal flow for the start of 2014 looks to be more promising than what we saw at the beginning of 2013. Surveys of CEOs and CFOs of large companies include comments on their plans to increase activity in the mergers and acquisitions market, along with an increased willingness to engage in sizeable M&A transactions. In short, we believe deal flow in 2014 has the potential to be strong, particularly in the technology, health care, energy, and financial services sectors.

Regardless of what the new year brings, we will seek to capitalize on the areas offering the best risk vs. reward profile by dynamically positioning capital within our three main event-driven strategies. In doing so we intend to stay true to our investment discipline and resist the temptation to reach for risk.

Thank you for your continued support and trust, and we look forward to helping you realize a profitable 2014.

Fund Summary | 51

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2013

Shares		Value
COMMON STOCKS: 30.5%

Consumer Discretionary: 2.1%
43,222	Aeropostale, Inc. *	$392,888
4,527	Charter Communications,
	Inc. - Class A *	619,113
32,506	Costa, Inc. - Class A *	706,355
44,140	General Motors Co.	1,804,001
115,700	Interpublic Group of Companies,
	Inc. (The)	2,047,890
118,244	Mac-Gray Corp.	2,510,320
156,522	Office Depot, Inc. *	828,001
22,884	Outerwall, Inc. *	1,539,407
4,100	Regis Corp.	59,491
9,755	Time Warner Cable, Inc.	1,321,803
5,154	Toyota Motor Corp. - ADR	628,376
3,380	TRW Automotive Holdings Corp. *	251,438
89,900	WPP Plc	2,056,080
		14,765,163
Consumer Staples: 3.4%
3,448	Altria Group, Inc.	132,369
3,100	Anheuser-Busch InBev N.V. - ADR	330,026
14,727	Atrium Innovations, Inc. *	336,435
1,505	British American Tobacco Plc - ADR	161,667
24,195	CVS Caremark Corp. (b)	1,731,636
124,968	Harris Teeter Supermarkets, Inc. (b)	6,167,171
6,100	Henkel AG & Co. KGaA	635,746
266,400	Orkla ASA	2,077,292
1,844	Philip Morris International, Inc.	160,668
158,624	Shoppers Drug Mart Corp.	8,677,570
275,800	Tesco Plc	1,528,258
8,100	Unilever N.V. - ADR	326,726
17,000	Walgreen Co.	976,480
14,621	Wal-Mart Stores, Inc.	1,150,526
		24,392,570
Energy: 2.2%
42,700	Canadian Natural Resources Ltd.	1,444,968
2,050	Chevron Corp.	256,066
134,304	Coastal Energy Co. *	2,381,286
24,397	CONSOL Energy, Inc.	928,062
2,511	Exxon Mobil Corp.	254,113
71,617	Gulf Coast Ultra Deep Royalty Trust *	148,963
122,704	Ithaca Energy, Inc. *	308,000
18,711	Noble Corp. Plc	701,101
40,400	Occidental Petroleum Corp. (b)	3,842,040
10,707	Oil States International, Inc. *	1,089,117
20,037	Peabody Energy Corp.	391,323
2,486	Pioneer Natural Resources Co.	457,598
3,716	Royal Dutch Shell Plc - ADR	264,839
7,010	Statoil ASA - ADR	169,151
109,889	Talisman Energy, Inc.	1,275,857
58,610	TORC Oil & Gas Ltd. *	581,857
5,494	Total S.A. - ADR	336,617
171,336	Yancoal Australia Ltd. *	452,813
		15,283,771
Financials: 5.1%
1,612	Alleghany Corp. *	644,736
46,200	American International Group,
	Inc. (b)	2,358,510
54,100	AON Plc (b)	4,538,449
70,786	Assured Guaranty Ltd.	1,669,842
29,300	Bank of America Corp.	456,201
39,800	Bank of New York Mellon
	Corp. (The)	1,390,612
477,803	CapitalSource, Inc. (b)	6,866,029
20,200	CIT Group, Inc.	1,053,026
13,600	Citigroup, Inc.	708,696
56,939	Cole Real Estate Investment, Inc.	799,424
1,273,831	Commonwealth Property
	Office Fund	1,415,988
107,036	Genworth Financial, Inc. -
	Class A *	1,662,269
27,200	Groupe Bruxelles Lambert S.A.	2,500,876
3,019	HSBC Holdings Plc - ADR	166,437
669,680	Hudson City Bancorp, Inc. (b)	6,315,082
177,900	Oslo Bors VPS Holding ASA	1,788,234
21,700	Schroders Plc	725,022
38,730	Sterling Financial Corp.	1,319,918
		36,379,351
Health Care: 6.9%
9,600	Actavis Plc *	1,612,800
3,486	Bayer AG - ADR	495,012
39,800	CareFusion Corp. *	1,584,836
17,224	Celesio AG	545,838
30,800	Covidien Plc (b)	2,097,480
8,303	Eli Lilly & Co.	423,453
66,206	Given Imaging Ltd. *	1,991,476
3,112	GlaxoSmithKline Plc - ADR	166,150
18,396	Johnson & Johnson	1,684,890
167,769	Life Technologies Corp. * (b)	12,716,891
4,595	McKesson Corp.	741,633
64,372	Paladin Labs, Inc. *	7,169,456
32,019	Patient Safety Technologies, Inc. *	70,442
36,761	Perrigo Co. Plc	5,641,343
7,966	Pfizer, Inc.	243,999
3,600	Roche Holding AG - ADR	252,720
6,752	Sanofi - ADR	362,110
37,300	Thermo Fisher Scientific, Inc. (b)	4,153,355
245,666	Trius Therapeutics, Inc. * #	36,481
101,197	ViroPharma, Inc. *	5,044,670
18,200	WellPoint, Inc.	1,681,498
		48,716,533
Industrials: 1.5%
7,497	Allegion PLC *	331,292
42,309	American Airlines Group, Inc. *	1,068,302
34,900	Clarkson Plc	1,157,374
9,594	Ingersoll-Rand Plc	590,990
338,396	Invensys Plc *	2,851,789
3,000	Jardine Matheson Holdings Ltd.	156,930
2,000	Jardine Strategic Holdings Ltd.	63,500
14,100	Joy Global, Inc.	824,709
2,576	MAN SE	316,779
80,243	Manitowoc Company, Inc.	1,871,267

The accompanying notes are an integral part of these financial statements.

52 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2013

Shares		Value
COMMON STOCKS (CONTINUED)

Industrials (continued)
12,324	Mitsubishi Corp. - ADR	$472,478
1,730	Mitsui & Co. Ltd. - ADR	484,504
17,500	Sound Holding FP Luxembourg * #	142,143
1,301	Siemens - AG - ADR	180,202
81,434	Vitran Corp, Inc. *	527,692
		11,039,951
Information Technology: 6.2%
3,721	Activision Blizzard, Inc.	66,345
27,800	Analog Devices, Inc.	1,415,854
96,236	Anaren, Inc. *	2,693,646
79,000	ARRIS Group, Inc. *	1,924,835
1,584	Canon, Inc. - ADR	50,688
28,700	Check Point Software
	Technologies Ltd. *	1,851,724
98,900	Cisco Systems, Inc. (b)	2,220,305
50,310	Corning, Inc.	896,524
10,605	EMC Corp.	266,716
2,325	Google, Inc. - Class A * (b)	2,605,651
63,200	Intel Corp. (b)	1,640,672
2,346	KLA-Tencor Corp.	151,223
209,130	Lender Processing Services, Inc. (b)	7,817,279
257,657	LSI Corp.	2,839,380
173,100	Microsoft Corp. (b)	6,479,134
154,200	Oracle Corp. (b)	5,899,693
23,400	QUALCOMM, Inc.	1,737,450
9,400	TE Connectivity Ltd.	518,034
4,092	Texas Instruments, Inc.	179,680
6,813	TIBCO Software, Inc. *	153,156
51,841	Tokyo Electron Ltd.	2,836,959
		44,244,948
Materials: 1.5%
220,500	Alcoa, Inc.	2,343,915
305,977	AZ Electronic Materials S.A.	2,003,028
14,248	Dow Chemical Co. (The)	632,611
11,391	Louisiana-Pacific Corp. *	210,847
307,200	Norsk Hydro ASA	1,379,328
48,307	Owens-Illinois, Inc. *	1,728,424
3,822	Rockwood Holdings, Inc.	274,878
85,064	Stillwater Mining Co. *	1,049,690
7,825	Tronox Ltd. - Class A	180,523
26,993	Walter Energy, Inc.	448,894
		10,252,138
Telecommunication Services: 1.0%
6,883	AT&T, Inc.	242,006
86,013	Leap Wireless International, Inc. *	1,496,626
49,498	Verizon Communications, Inc.	2,432,332
71,220	Vodafone Group Plc - ADR (b)	2,799,658
		6,970,622
Utilities: 0.6%
711,836	Envestra Ltd.	724,542
107,464	NRG Energy, Inc.	3,086,366
15,135	Tokyo Gas Co. Ltd. - ADR	299,824
		4,110,732
TOTAL COMMON STOCKS
(cost $184,570,801)		216,155,779
RIGHTS/WARRANTS: 0.0%
	Cubist Pharmaceuticals, Inc.
261,021	11/30/2020	352,378
RIGHTS/WARRANTS: 0.0%
(cost $577,017)		352,378
PREFERRED STOCKS: 1.1%
Energy: 0.0%
	Chesapeake Energy Corp. (a)
215	5.750%	249,669
Financials: 0.6%
	Ally Financial, Inc. (a)
879	7.000%	843,922
	Bank of America Corp.
202	7.250%	214,322
	Capital One Financial Corp.
21,430	6.000%	465,888
	iStar Financial, Inc.
8,656	4.500%	541,234
	SunTrust Banks, Inc.
35,696	5.875%	745,386
	Wells Fargo & Co.
320	7.500%	353,600
	Weyerhaeuser Co.
24,945	6.375%	1,397,918
		4,562,270
Information Technology: 0.2%
	Lucent Technologies Capital Trust I
1,735	7.750%	1,743,675
Materials: 0.1%
	ArcelorMittal
16,838	6.000%	438,313
	Cliffs Natural Resources, Inc.
9,253	7.000%	212,449
		650,762
Telecommunication Services: 0.1%
	Crown Castle International Corp.
1,756	4.500%	175,670
Utilities: 0.1%
	Dominion Resources, Inc.
3,899	6.000%	211,365
	Dominion Resources, Inc.
3,410	6.125%	184,549
		395,914
TOTAL PREFERRED STOCKS
(cost $7,575,956)		7,777,960
EXCHANGE TRADED FUNDS: 0.6%
157	SPDR S&P 500 ETF Trust	28,993
78,998	WisdomTree Japan Hedged
	Equity Fund	4,016,258
		4,045,251
TOTAL EXCHANGE TRADED FUNDS
(cost $3,873,595)		4,045,251

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 53

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2013

Principal
Amount^		Value
ASSET BACKED SECURITIES: 2.9%
	American Express Credit Account
	Master Trust
$345,000	Series 2013-1-A
	0.580%, 02/16/2021	$346,183
250,000	Series 2013-3-A
	0.980%, 05/15/2019	249,451
	Americredit Automobile
	Receivables Trust
252,000	Series 2013-4-D
	3.310%, 10/08/2019	255,770
	Capital One Multi-Asset
	Execution Trust
425,000	Series 2013-A3-A3
	0.960%, 09/16/2019	423,169
	Chase Issuance Trust
850,000	Series 2013-A8-A8
	1.010%, 10/15/2018	849,454
	Citibank Credit Card Issuance Trust
430,000	Series 2013-A6-A6
	1.320%, 09/07/2018	433,192
425,000	Series 2013-A7-A7
	0.591%, 09/10/2020	426,245
850,000	Series 2013-A10-A10
	0.730%, 02/07/2018	849,661
	CSAB Mortgage-Backed Trust
1,857,684	Series 2006-2-A6B
	5.700%, 09/25/2036	667,614
	Ford Credit Auto Owner Trust
605,000	Series 2013-C-A2
	0.550%, 04/15/2016	605,302
	GSAA Home Equity Trust
958,027	Series 2006-10-AF5
	6.448%, 06/25/2036	564,511
	Honda Auto Receivables
	Owner Trust
715,000	Series 2013-4-A3
	0.690%, 09/18/2017	715,872
	JP Morgan Mortgage
	Acquisition Trust
1,000,000	Series 2007-CH1-AF5
	5.338%, 11/25/2036	974,208
	Lehman XS Trust
3,000,000	Series 2005-6-3A3A
	5.760%, 11/25/2035	1,806,999
2,566,393	Series 2006-8-3A3
	5.392%, 06/25/2036	2,098,668
	Long Beach Mortgage Loan Trust
374,186	Series 2005-WL2-M1
	0.635%, 08/25/2035	363,792
	Nissan Auto Receivables
	Owner Trust
470,000	Series 2013-B-A2
	0.520%, 04/15/2016	470,433
630,000	Series 2013-C-A3
	0.670%, 08/15/2018	628,635
	Residential Asset Mortgage
	Products, Inc.
383,158	Series 2006-RS5-A3	364,060
	0.335%, 09/25/2036
	Residential Asset Securities Corp.
699,727	Series 2006-EMX2-A2
	0.365%, 02/25/2036	685,141
2,300,081	Series 2006-EMX6-A3
	0.315%, 07/25/2036	1,984,119
878,007	Series 2007-KS4-A2
	0.345%, 05/25/2037	849,101
	Sierra Timeshare Receivables
	Funding LLC
66,477	Series 2012-1A-A
	2.840%, 11/20/2028 (a)	67,723
314,076	Series 2013-1A-A
	1.590%, 11/20/2029 (a)	312,684
478,985	Series 2013-3A-A
	2.200%, 10/20/2030 (a)	476,510
	TAL Advantage V LLC
495,833	Series 2013-2A-A
	3.550%, 11/20/2038 (a)	493,304
	Terwin Mortgage Trust
2,511,252	Series 2006-3-3A2
	0.375%, 04/25/2037 (a)	1,934,503
	USAA Auto Owner Trust
205,000	Series 2012-1-A4
	0.570%, 08/15/2017	205,093
	VOLT NPL X LLC
378,065	Series 2013-NPL4-A1
	3.960%, 11/25/2053 (a)	378,183
TOTAL ASSET BACKED SECURITIES
(cost $18,862,265)		20,479,580

BANK LOANS: 4.8%
	Acosta, Inc.
94,763	4.250%, 03/02/2018 (2)	95,544
	Activision Blizzard, Inc.
149,625	3.250%, 10/11/2020 (2)	150,859
	Affinion Group, Inc.
169,560	6.750%, 10/09/2016 (2)	167,489
175,000	Akorn, Inc. (1)	176,203
1,076,922	Alcatel-Lucent USA, Inc. (1)	1,092,402
	Alcatel-Lucent USA, Inc.
1,074,209	5.750%, 01/30/2019 (2)	1,072,044
	Allflex Holdings III, Inc.
114,713	4.250%, 07/18/2020 (2)	115,401
	American Beacon Advisors, Inc.
325,000	4.750%, 11/22/2019 (2)	326,723
	American Builders & Contractors
	Supply Co., Inc.
224,438	3.500%, 04/16/2020 (2)	225,216
	Ameriforge Group, Inc.
208,868	5.000%, 12/19/2019 (2)	210,521
	Amneal Pharmaceuticals LLC
294,262	5.750%, 11/01/2019 (2)	296,469

The accompanying notes are an integral part of these financial statements.

54 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2013

Principal
Amount^		Value
BANK LOANS (CONTINUED)
	AmWINS Group, Inc.
$158,479	5.000%, 09/06/2019 (2)	$159,701
	Apex Tool Group LLC
153,838	4.500%, 02/01/2020 (2)	154,828
	Applied Systems, Inc.
45,000	8.250%, 06/08/2017 (2)	45,281
	Apria Healthcare Group, Inc.
303,475	6.750%, 04/05/2020 (2)	304,992
	Ardagh Packaging Finance Plc
85,000	4.250%, 12/17/2019 (2)	85,638
	Arysta Lifescience SPC LLC
189,050	4.500%, 05/30/2020 (2)	190,498
	Ascend Performance
	Materials LLC
378,557	6.750%, 04/10/2018 (2)	363,887
	Asurion LLC
374,012	4.500%, 05/24/2019 (2)	374,610
109,450	3.500%, 07/08/2020 (2)	107,671
	Bennu Oil & Gas LLC
1,749,000	10.250%, 11/01/2018 (2)	1,766,490
	Berlin Packaging LLC
213,925	4.750%, 04/03/2019 (2)	215,932
	Blackboard, Inc.
295,477	4.750%, 10/04/2018 (2)	299,971
	BMC Software Finance, Inc.
171,532	5.000%, 09/10/2020 (2)	172,561
343,638	5.000%, 09/10/2020 (2)	346,055
	Boyd Gaming Corp.
149,625	4.000%, 08/14/2020 (2)	150,303
	Brand Energy & Infrastructure
	Services, Inc.
420,000	4.750%, 11/26/2020 (2)	423,118
	Brasa Holdings, Inc.
64,286	9.747%, 01/13/2020 (2)	64,929
150,000	Brickman Group Holdings, Inc. (1)	150,911
	Calpine Construction Finance
	Co. LP
223,875	3.000%, 05/03/2020 (2)	222,440
	Calpine Corp.
88,875	4.000%, 10/09/2019 (2)	89,638
180,000	4.000%, 10/30/2020 (2)	181,495
	Catalina Marketing Corp.
314,213	5.250%, 10/11/2020 (2)	319,025
	CeramTec Acquisition Corp.
13,011	4.250%, 08/30/2020 (2)	13,071
42,777	4.250%, 08/30/2020 (2)	42,973
4,212	4.250%, 08/30/2020 (2)	4,231
	Charter Communications
	Operating LLC
243,775	3.000%, 07/01/2020 (2)	242,633
159,200	3.000%, 01/04/2021 (2)	158,280
	Chemtura Corp.
81,846	3.500%, 08/27/2016 (2)	82,409
477,557	Chrysler Group LLC (1)	481,635
	Cincinnati Bell, Inc.
169,575	4.000%, 09/10/2020 (2)	170,197
	Cooper Gay Swett & Crawford Ltd.
334,160	5.000%, 04/16/2020 (2)	327,200
130,000	8.250%, 10/16/2020 (2)	126,100
	Crosby U.S. Acquisition Corp.
300,000	4.000%, 11/18/2020 (2)	301,031
	Crown Castle Operating Co.
378,097	3.250%, 01/31/2019 (2)	379,416
80,000	CSC Holdings LLC (1)	79,500
	CSC Holdings LLC
337,250	2.669%, 04/17/2020 (2)	334,361
	Cumulus Media Holdings, Inc.
130,000	4.250%, 12/12/2020 (2)	130,975
150,000	Del Monte Foods Co. (1)	151,031
	Del Monte Foods Co.
720,000	4.000%, 03/08/2018 (2)	723,595
	Dell, Inc.
355,000	4.500%, 04/29/2020 (2)	356,649
	Deltek, Inc.
64,350	5.000%, 10/10/2018 (2)	64,698
	Doncasters Finance U.S. LLC
148,875	5.500%, 04/05/2020 (2)	150,705
	Drew Marine Partners LP
20,807	4.500%, 11/19/2020 (2)	20,911
	DS Waters of America, Inc.
319,200	5.250%, 08/30/2020 (2)	324,387
	Duff & Phelps Investment
	Management Co.
144,275	4.500%, 04/23/2020 (2)	144,456
	Edwards Cayman Islands II Ltd.
237,214	5.500%, 03/26/2020 (2)	237,844
	Energy Transfer Equity LP
250,000	3.2500%, 12/02/2019 (2)	249,563
	Fieldwood Energy LLC
149,625	3.875%, 09/30/2018 (2)	150,882
	Filtration Group Corp.
120,000	4.500%, 11/21/2020 (2)	121,426
	Flying Fortress, Inc.
145,000	3.500%, 06/30/2017 (2)	145,499
	FMG America Finance, Inc.
404,885	4.250%, 06/30/2019 (2)	410,705
	FPC Holdings, Inc.
103,736	5.250%, 11/19/2019 (2)	102,894
	Garda World Security Corp.
148,907	4.000%, 11/08/2020 (2)	149,466
38,093	0.500%, 11/08/2020 (2)	38,235
	Gardner Denver, Inc.
329,175	4.250%, 07/30/2020 (2)	329,896
	Generac Power Systems, Inc.
334,163	3.500%, 05/31/2020 (2)	335,207
	Getty Images, Inc.
168,300	4.750%, 10/18/2019 (2)	157,436
	Grosvenor Capital Management
165,000	Holdings, LLP (1)	165,206
	H.J. Heinz Co.
328,350	3.500%, 06/05/2020 (2)	331,354
	Harbor Freight Tools USA, Inc.
74,813	4.750%, 07/26/2019 (2)	75,813

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 55

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2013

Principal
Amount^		Value
BANK LOANS (CONTINUED)
	HarbourVest Partners LLC
$94,047	4.750%, 11/21/2017 (2)	$94,517
	Harland Clarke Holdings Corp.
251,367	5.497%, 06/30/2017 (2)	254,038
	Hilton Worldwide Finance LLC
331,399	3.750%, 10/26/2020 (2)	334,773
	Hostess Brands, Inc.
210,000	6.750%, 04/09/2020 (2)	217,875
	Hub International Ltd.
86,783	4.750%, 10/02/2020 (2)	87,976
	Hudson’s Bay Co.
205,000	4.750%, 11/04/2020 (2)	208,626
350,000	Huntsman International, LLC (1)	350,963
436,244	Infor (U.S.), Inc. (1)	436,335
	Integra Telecom, Inc.
54,588	5.250%, 02/22/2019 (2)	55,406
	Jarden Corp.
129,675	2.919%, 09/30/2020 (2)	129,853
	Kasima, LLC
230,000	3.250%, 05/17/2021 (2)	229,425
364,295	Las Vegas Sands LLC (1)	364,599
	Level 3 Financing, Inc.
60,581	4.000%, 08/01/2019 (2)	61,029
263,721	4.000%, 01/15/2020 (2)	266,139
	Light Tower Fiber LLC
208,950	4.500%, 04/11/2020 (2)	210,159
	MacDermid, Inc.
139,300	4.000%, 06/07/2020 (2)	140,562
	Metal Services LLC
193,161	6.000%, 06/30/2017 (2)	195,044
	Microsemi Corp.
284,288	3.500%, 02/19/2020 (2)	286,243
	Mirror BidCo Corp.
79,200	5.250%, 12/27/2019 (2)	79,794
	Murray Energy Corp.
222,662	5.250%, 11/21/2019 (2)	225,342
	Navistar International Corp.
145,000	5.750%, 08/17/2017 (2)	147,447
	Neiman Marcus Group Ltd., Inc.
360,000	5.000%, 10/25/2020 (2)	365,026
87,993	Nexeo Solutions LLC (1)	88,103
	Nexeo Solutions LLC
332,835	5.000%, 09/08/2017 (2)	333,251
	NRG Energy, Inc.
337,450	2.750%, 07/02/2018 (2)	337,126
	Nuance Communications, Inc.
124,687	2.920%, 08/07/2019 (2)	123,985
	NXP B.V.
199,500	3.250%, 01/11/2020 (2)	200,273
	Oberthur Technologies
	Holding S.A.S.
135,000	5.750%, 10/18/2019 (2)	136,543
	OCI Beaumont LLC
81,959	6.250%, 08/20/2019 (2)	83,086
255,000	Open Text Corp. (1)	255,638
	Pacific Drilling S.A.
169,150	4.500%, 06/04/2018 (2)	171,160
	Pacific Industrial Services, Inc.
244,388	5.000%, 10/02/2018 (2)	248,410
	Peabody Energy Corp.
279,300	4.250%, 09/24/2020 (2)	281,665
	Pinnacle Holdco S.A.R.L.
75,000	10.500%, 07/24/2020 (2)	75,727
	Pinnacle Operating Corp.
123,442	4.750%, 11/15/2018 (2)	124,214
	Power Buyer, LLC
54,725	4.250%, 05/06/2020 (2)	54,132
5,000	3.250%, 05/06/2020 (2)	4,946
	Quikrete Co., Inc.
134,663	4.000%, 09/26/2020 (2)	135,516
	Quintiles Transnational Corp.
344,648	2.747%, 06/08/2018 (2)	344,948
	Reddy Ice Corp.
169,573	6.750%, 05/01/2019 (2)	169,467
	Renaissance Learning, Inc.
399,000	5.000%, 10/16/2020 (2)	401,993
	Rocket Software, Inc.
120,000	10.250%, 02/08/2019 (2)	120,800
214,583	Salix Pharmaceuticals Ltd. (1)	216,997
	Seminole Hard Rock
	Entertainment, Inc.
64,675	3.500%, 05/14/2020 (2)	64,810
	Sensus USA, Inc.
55,000	8.500%, 05/09/2018 (2)	55,000
	Sequa Corp.
94,050	5.250%, 06/19/2017 (2)	92,118
	Serta Simmons Holdings LLC
80,845	4.250%, 10/01/2019 (2)	81,431
	Silver II U.S. Holdings LLC
705,582	4.000%, 12/13/2019 (2)	707,860
	Sinclair Broadcast Group, Inc.
423,934	3.000%, 04/09/2020 (2)	421,815
	Spin Holdco, Inc.
74,813	4.250%, 11/14/2019 (2)	75,327
	Springer Science & Business
	Media Deutschland GmbH
329,175	5.000%, 08/14/2020 (2)	331,129
	Sprouts Farmers Markets
	Holdings LLC
122,079	4.000%, 04/23/2020 (2)	122,715
	SRAM LLC
284,123	4.000%, 04/10/2020 (2)	284,596
	SS&C Technologies, Inc.
198,784	3.250%, 06/08/2019 (2)	199,436
20,564	3.250%, 06/08/2019 (2)	20,631
	Stallion Oilfield Services, Inc.
74,625	8.000%, 06/19/2018 (2)	76,304
	SunGard Data Systems, Inc.
64,350	4.500%, 01/31/2020 (2)	64,806
124,063	4.000%, 03/08/2020 (2)	125,071
	SUPERVALUE, Inc.
395,045	5.000%, 03/21/2019 (2)	399,365
	Taminco Global Chemical Corp.
173,250	4.250%, 02/15/2019 (2)	174,380
	Tata Chemicals North America, Inc.
79,600	3.750%, 08/07/2020 (2)	79,849

The accompanying notes are an integral part of these financial statements.

56 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2013

Principal
Amount^		Value
BANK LOANS (CONTINUED)
	Tempur-Pedic International, Inc.
$336,732	3.500%, 03/18/2020 (2)	$336,913
	TI Group Automotive Systems LLC
322,563	5.500%, 03/28/2019 (2)	327,095
	TMS International Corp.
425,000	4.500%, 10/16/2020 (2)	429,071
	TNT Crane & Rigging, Inc.
337,456	5.500%, 11/27/2020 (2)	335,769
	TransDigm, Inc.
79,598	3.750%, 02/28/2020 (2)	79,915
	Transtar Holding Co.
34,563	5.500%, 10/09/2018 (2)	34,044
370,000	Tribune Co. (1)	368,555
	TriZetto Group, Inc.
186,676	4.750%, 05/02/2018 (2)	184,810
40,000	8.500%, 03/28/2019 (2)	38,400
	United Surgical Partners
	International, Inc.
59,252	4.750%, 04/03/2019 (2)	59,668
	Univar, Inc.
363,132	5.000%, 06/30/2017 (2)	360,887
	U.S. Foods, Inc.
338,300	4.500%, 03/29/2019 (2)	342,035
	Virgin Media Investment
	Holdings Ltd.
340,000	3.500%, 06/07/2020 (2)	341,190
	WESCO Distribution, Inc.
12,482	3.750%, 12/12/2019 (2)	12,568
	Wilsonart International
	Holding LLC
332,159	4.000%, 10/31/2019 (2)	330,344
	WMG Acquisition Corp.
103,790	3.750%, 07/01/2020 (2)	103,972
	ZAYO Group LLC
118,497	4.000%, 07/02/2019 (2)	118,773
TOTAL BANK LOANS
(cost $33,455,152)		33,760,518
CONVERTIBLE BONDS: 1.8%
Consumer Discretionary: 0.6%
	Ford Motor Co.
420,000	4.250%, 11/15/2016	777,000
	priceline.com, Inc.
181,000	1.000%, 03/15/2018	250,459
511,000	0.350%, 06/15/2020 (a)	584,775
	Stewart Enterprises, Inc.
2,005,000	3.375%, 07/15/2016 (b)	2,638,901
	YPG Financing, Inc.
43,402 (CAD)	8.000%, 11/30/2022	46,721
		4,297,856
Energy: 0.1%
	Chesapeake Energy Corp.
45,000	2.750%, 11/15/2035	47,278
223,000	2.500%, 05/15/2037	227,460
	Hornbeck Offshore Services, Inc.
285,000	1.500%, 09/01/2019	338,616
	Peabody Energy Corp.
285,000	4.750%, 12/15/2041	226,753
		840,107
Health Care: 0.2%
	BioMarin Pharmaceutical, Inc.
57,000	0.750%, 10/15/2018	60,669
79,000	1.500%, 10/15/2020	84,876
	Gilead Sciences, Inc.
260,000	1.625%, 05/01/2016	858,001
	Hologic, Inc.
415,000	2.000%, 03/01/2042	424,856
	Mylan, Inc.
105,000	3.750%, 09/15/2015	344,794
		1,773,196
Industrials: 0.1%
	Navistar International Corp.
735,000	3.000%, 10/15/2014	755,213
Information Technology: 0.6%
	Ciena Corp.
230,000	3.750%, 10/15/2018 (a)	332,494
	InterDigital, Inc.
1,566,000	2.500%, 03/15/2016	1,600,256
	Micron Technology, Inc.
120,000	3.125%, 05/01/2032	273,825
85,000	2.375%, 05/01/2032	197,041
	Nortel Networks Corp.
770,000	2.125%, 04/15/2014	766,631
	Nuance Communications, Inc.
245,000	2.750%, 11/01/2031	240,559
	SanDisk Corp.
225,000	1.500%, 08/15/2017	332,719
	Xilinx, Inc.
145,000	2.625%, 06/15/2017	232,000
		3,975,525
Materials: 0.2%
	United States Steel Corp.
1,060,000	4.000%, 05/15/2014	1,136,850
239,000	2.750%, 04/01/2019	317,571
		1,454,421
TOTAL CONVERTIBLE BONDS
(cost $11,799,142)		13,096,318

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 57

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2013

Principal
Amount^		Value
CORPORATE BONDS: 9.4%
Consumer Discretionary: 1.6%
	Allbritton Communications Co.
$2,191,000	8.000%, 05/15/2018 (b)	$2,327,937
	Ardagh Packaging Finance Plc
390,000	9.125%, 10/15/2020 (a)	429,000
	Beverage Packaging Holdings
	Luxembourg II S.A.
125,000	6.000%, 06/15/2017 (a)	126,875
	Daimler Finance North
	America LLC
720,000	0.922%, 08/01/2016 (a)	721,940
	Desarrolladora Homex SAB de C.V.
240,000	9.750%, 03/25/2020 (a)	29,400
	Foot Locker, Inc.
295,000	8.500%, 01/15/2022	325,518
	Ford Motor Credit Co. LLC
595,000	1.018%, 01/17/2017	597,761
	General Motors Co.
425,000	4.875%, 10/02/2023 (a)	432,438
	KB Home
575,000	7.000%, 12/15/2021	600,875
	Local TV Finance LLC
1,871,000	9.250%, 06/15/2015 (a) (b)	1,887,371
	NBCUniversal Enterprise, Inc.
520,000	5.250%, 12/31/2049 (a)	517,400
	Nissan Motor Acceptance Corp.
810,000	0.946%, 09/26/2016 (a)	814,858
	Reader’s Digest Association,
	Inc. (The)
605,000	9.500%, 02/15/2017 #	235,950
	Volkswagen International
	Finance N.V.
430,000	0.676%, 11/18/2016 (a)	431,283
	YPG Financing, Inc.
2,197,902 (CAD)	9.250%, 11/30/2018 (a)	2,148,931
		11,627,537
Consumer Staples: 0.3%
	BRF - Brasil Foods S.A.
1,200,000 (BRL)	7.750%, 05/22/2018 (a)	423,694
	Coca Cola Co. (The)
950,000	0.342%, 11/01/2016	951,467
	Cosan Luxembourg S.A.
300,000 (BRL)	9.500%, 03/14/2018 (a)	110,628
	Crestview DS Merger Sub II, Inc.
262,000	10.000%, 09/01/2021 (a)	282,305
	KeHE Distributors LLC / KeHE
	Finance Corp.
90,000	7.625%, 08/15/2021 (a)	95,569
	Procter & Gamble Co. (The)
430,000	0.322%, 11/04/2016	430,301
		2,293,964
Energy: 2.3%
	ATP Oil & Gas Corp.
1,119,000	11.875%, 05/01/2015	6,294
	BP Capital Markets Plc
365,000	0.658%, 11/07/2016	366,800
	Continental Resources, Inc.
835,000	5.000%, 09/15/2022	868,400
	First Wind Capital LLC
2,009,000	10.250%, 06/01/2018 (a)	2,209,899
	Forest Oil Corp.
1,667,000	7.250%, 06/15/2019	1,631,576
	Halcon Resources Corp.
175,000	9.750%, 07/15/2020	183,313
	Hercules Offshore, Inc.
340,000	8.750%, 07/15/2021 (a)	380,800
445,000	7.500%, 10/01/2021 (a)	473,925
	Midwest Generation LLC
1,697,209	8.560%, 01/02/2016	1,943,304
	Newfield Exploration Co.
2,445,000	7.125%, 05/15/2018	2,545,246
	OGX Austria GmBH
1,000,000	8.500%, 06/01/2018 (a)	85,000
600,000	8.375%, 04/01/2022 (a)	51,000
	Ottawa Holdings Pte Ltd.
820,000	5.875%, 05/16/2018 (a)	639,600
	Pacific Rubiales Energy Corp.
875,000	5.375%, 01/26/2019 (a)	883,750
	Petroleos de Venezuela S.A.
2,365,000	5.500%, 04/12/2037	1,223,888
	Petroleos Mexicanos
4,100,000 (MXN)	7.650%, 11/24/2021 (a)	322,691
	Shell International Finance B.V.
435,000	0.451%, 11/15/2016	435,679
	Talisman Energy, Inc.
1,510,000	3.750%, 02/01/2021	1,464,159
	Whiting Petroleum Corp.
350,000	5.000%, 03/15/2020	359,625
		16,074,949
Financials: 2.2%
	450 Hayes
12,232	9.000%, 12/19/2015 #	12,232
	Assicurazioni Generali SpA
1,000,000 (EUR)	7.750%, 12/12/2042	1,587,973
	AXA S.A.
455,000	6.379%, 12/31/2049 (a)	447,038
	Banco Santander Brasil S.A.
1,820,000 (BRL)	8.000%, 03/18/2016 (a)	721,288
	Banco Santander-Chile
250,000,000 (CLP)	6.500%, 09/22/2020 (a)	478,637
	Bank of America Corp.
420,000	1.279%, 01/15/2019	423,798
	Causeway Square
588,000	9.000%, 10/22/2015 #	588,000
	College Terrace
87,623	9.000%, 06/30/2016 #	87,623
	CPG Merger Sub LLC
314,000	8.000%, 10/01/2021 (a)	328,130
	General Electric Capital Corp.
700,000	7.125%, 12/31/2049	783,511
	GLP Capital LP / GLP
	Financing II, Inc.
330,000	4.375%, 11/01/2018 (a)	338,250

The accompanying notes are an integral part of these financial statements.

58 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2013

Principal
Amount^		Value
CORPORATE BONDS (CONTINUED)
Financials (continued)
	Host Hotels & Resorts LP
$245,000	5.250%, 03/15/2022	$255,818
	Icahn Enterprises Finance Corp.
2,418,000	7.750%, 01/15/2016 (b)	2,469,382
	JPMorgan Chase & Co.
1,140,000 (NZD)	4.250%, 11/02/2018	887,874
	Metlife Capital Trust IV
450,000	7.875%, 12/15/2037 (a)	518,625
	Outlets at the Border
122,514	12.000%, 04/17/2016 #	122,514
	Rialto Holdings LLC / Rialto Corp.
844,000	7.000%, 12/01/2018 (a)	854,023
	RIM V
280,629	9.750%, 06/20/2015 #	280,629
	Royal Bank of Scotland Plc
1,325,000	6.125%, 12/15/2022	1,358,798
	Schahin II Finanance Co.
	SPV Ltd.
479,000	5.875%, 09/25/2022 (a)	458,643
	SLM Corp.
370,000	8.000%, 03/25/2020	420,412
	Springleaf Finance Corp.
287,000	5.750%, 09/15/2016	304,938
	Textron Financial Corp.
725,000	6.000%, 02/15/2067 (a)	652,500
	UniCredit SpA
915,000 (EUR)	6.950%, 10/31/2022	1,378,073
		15,758,709
Health Care: 0.7%
	Baxter International, Inc.
1,300,000	0.413%, 12/11/2014	1,301,947
	Health Management
	Associates, Inc.
1,416,000	6.125%, 04/15/2016	1,575,300
	Johnson & Johnson
415,000	0.311%, 11/28/2016	415,535
	Mallinckrodt International
	Finance S.A.
1,135,000	4.750%, 04/15/2023 (a)	1,049,454
	Salix Pharmaceuticals Ltd.
101,000	6.000%, 01/15/2021 (a)	103,777
	WellCare Health Plans, Inc.
355,000	5.750%, 11/15/2020	364,762
		4,810,775
Industrials: 1.1%
	American Airlines 2013-2 Class B
	Pass Through Trust
840,000	5.600%, 07/15/2020 (a)	848,400
	American Airlines 2013-2 Class C
	Pass Through Trust
345,000	6.000%, 01/15/2017 (a)	351,983
	Aviation Capital Group Corp.
235,000	4.625%, 01/31/2018 (a)	243,502
290,000	6.750%, 04/06/2021 (a)	317,893
	British Airways 2013-1 Class A
	Pass Through Trust
338,000	4.625%, 06/20/2024 (a)	345,605
	Canadian National Railway Co.
590,000	0.438%, 11/06/2015	590,700
	International Lease Finance Corp.
225,000	6.750%, 09/01/2016 (a)	252,000
	Maxim Crane Works LP / Maxim
	Finance Corp.
2,021,000	12.250%, 04/15/2015 (a)	2,086,581
	Meccanica Holdings USA, Inc.
901,000	6.250%, 01/15/2040 (a)	764,752
	Odebrecht Finance Ltd.
300,000 (BRL)	8.250%, 04/25/2018 (a)	105,860
465,000	4.375%, 04/25/2025 (a)	406,875
	OSX 3 Leasing B.V.
1,178,000	9.250%, 03/20/2015 (a)	1,024,859
	Rockwell Collins, Inc.
115,000	0.593%, 12/15/2016	115,083
	USG Corp.
120,000	5.875%, 11/01/2021 (a)	124,950
	Virgin Australia 2013-1B Trust
350,000	6.000%, 04/23/2020 (a)	356,087
		7,935,130
Information Technology: 0.5%
	Alcatel-Lucent USA, Inc.
1,095,000	6.750%, 11/15/2020 (a)	1,140,169
	Amkor Technology, Inc.
70,000	6.625%, 06/01/2021	72,975
80,000	6.375%, 10/01/2022	82,600
	Blackboard, Inc.
645,000	7.750%, 11/15/2019 (a)	643,388
	Jabil Circuit, Inc.
585,000	4.700%, 09/15/2022	564,525
	Level 3 Financing, Inc.
236,000	6.125%, 01/15/2021 (a)	238,950
	Nortel Networks Ltd.
812,000	10.750%, 07/15/2016	954,100
		3,696,707
Materials: 0.1%
	Ashland, Inc.
180,000	6.500%, 06/30/2029	158,400
	Monsanto Co.
410,000	0.438%, 11/07/2016	410,519
	Newcrest Finance Property Ltd.
340,000	4.200%, 10/01/2022 (a)	272,132
		841,051
Telecommunication Services: 0.2%
	Oi S.A.
605,000 (BRL)	9.750%, 09/15/2016 (a)	232,076
	Sprint Nextel Corp.
667,000	9.250%, 04/15/2022	798,733

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 59

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2013

Principal
Amount^		Value
CORPORATE BONDS (CONTINUED)
Telecommunication Services (continued)
	Telecom Italia Capital S.A.
$65,000	6.375%, 11/15/2033	$59,150
245,000	6.000%, 09/30/2034	213,456
90,000	7.200%, 07/18/2036	87,075
290,000	7.721%, 06/04/2038	291,451
		1,681,941
Utilities: 0.4%
	Cia de Eletricidade do Estado
	da Bahia
500,000 (BRL)	11.750%, 04/27/2016 (a)	204,514
	Copano Energy LLC / Copano
	Energy Finance Corp.
1,330,000	7.125%, 04/01/2021	1,533,439
	Enel SpA
385,000	8.750%, 09/24/2073 (a)	420,080
	Southern California Edison Co.
432,000	0.297%, 10/01/2014	432,081
		2,590,114
TOTAL CORPORATE BONDS
(cost $69,443,707)		67,310,877
GOVERNMENT SECURITIES & AGENCY ISSUE: 2.5%
	Autonomous Community of
	Madrid Spain
1,010,000 (EUR)	4.300%, 09/15/2026	1,312,517
	Brazilian Government
	International Bond
1,480,000 (BRL)	8.500%, 01/05/2024	552,040
	Mexican Bonos
6,850,000 (MXN)	7.250%, 12/15/2016	563,814
11,500,000 (MXN)	7.750%, 12/14/2017	964,508
20,300,000 (MXN)	8.500%, 12/13/2018	1,753,713
64,250,000 (MXN)	6.500%, 06/10/2021	5,056,552
15,000,000 (MXN)	6.500%, 06/09/2022	1,160,421
		9,499,008
	United States Treasury Bond
6,000,000	1.625%, 11/15/2022	5,416,637
	Uruguay Government
	International Bond
6,190,000 (UYU)	4.250%, 04/05/2027	494,687
6,900,000 (UYU)	4.375%, 12/15/2028	390,851
		6,302,175
TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE
(cost $18,278,754)		17,665,740
LIMITED PARTNERSHIPS: 0.1%
0.30% Partnership	U.S. Farming Realty Trust II, LP #	578,294
Interest
TOTAL LIMITED PARTNERSHIPS
(cost $563,716)		578,294
MORTGAGE BACKED SECURITIES: 22.8%
	Adjustable Rate Mortgage Trust
150,709	Series 2004-4-3A1,
	2.666%, 03/25/2035	143,302
176,381	Series 2004-5-5A1,
	2.557%, 04/25/2035	170,099
329,861	Series 2004-5-6A1,
	2.608%, 04/25/2035	322,756
3,000,000	Series 2005-2-6M2,
	1.145%, 06/25/2035	2,626,545
829,973	Series 2006-1-2A1,
	3.056%, 03/25/2036	631,156
	Banc of America Alternative
	Loan Trust
216,242	Series 2003-10-1A1,
	5.500%, 12/25/2033	220,057
293,180	Series 2003-10-3A1,
	5.500%, 12/25/2033	297,240
1,229,429	Series 2006-7-A4,
	5.998%, 10/25/2036	916,490
	Banc of America Funding Corp.
278,021	Series 2004-B-4A2,
	2.583%, 11/20/2034	262,008
136,948	Series 2005-5-1A1,
	5.500%, 09/25/2035	140,517
241,615	Series 2005-7-3A1,
	5.750%, 11/25/2035	242,745
1,153,744	Series 2006-A-4A1,
	2.797%, 02/20/2036	948,342
1,483,572	Series 2006-B-7A1,
	5.578%, 03/20/2036	1,389,422
630,364	Series 2006-6-1A2,
	6.250%, 08/25/2036	615,666
2,514,870	Series 2006-7-T2A3,
	5.695%, 10/25/2036	1,919,469
122,631	Series 2008-R4-1A4,
	0.615%, 07/25/2037 (a)	76,032
1,762,974	Series 2010-R9-3A3,
	5.500%, 12/26/2035 (a)	1,423,256
	Banc of America Mortgage Trust
86,810	Series 2005-A-2A1,
	2.944%, 02/25/2035	86,295
70,199	Series 2006-B-4A1,
	6.099%, 11/20/2046	61,934
	BCAP LLC Trust
3,369,000	Series 2010-RR12-1A7,
	2.193%, 06/26/2037 (a)	3,201,026
740,612	Series 2010-RR6-6A2,
	5.750%, 07/26/2037 (a)	690,980
4,178,948	Series 2011-R11-2A4,
	5.500%, 12/26/2035 (a)	2,481,700
	Bear Stearns Adjustable Rate
	Mortgage Trust
205,327	Series 2004-9-12A3,
	2.858%, 11/25/2034	200,602
7,702	Series 2004-10-11A1,
	2.686%, 01/25/2035	7,502
203,808	Series 2005-12-11A1,
	2.571%, 02/25/2036	162,378

The accompanying notes are an integral part of these financial statements.

60 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2013

Principal
Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
	Bear Stearns Asset Backed
	Securities Trust
$996,605	Series 2006-AC1-1A1,
	5.750%, 02/25/2036	$793,127
	Bear Stearns Commercial
	Mortgage Securities
110,000	Series 2003-PWR2-E,
	6.541%, 05/11/2039 (a)	113,762
	Bella Vista Mortgage Trust
126,403	Series 2005-1-2A,
	0.705%, 02/22/2035	109,126
	Chase Mortgage Finance Trust
89,071	Series 2007-A1-3A1,
	2.730%, 02/25/2037	88,873
3,624,414	Series 2007-S3-1A15,
	6.000%, 05/25/2037	3,276,052
	ChaseFlex Trust
2,854,983	Series 2007-3-2A1,
	0.465%, 07/25/2037	2,110,243
	Citicorp Mortgage Securities, Inc.
125,737	Series 2006-4-1A2,
	6.000%, 08/25/2036	127,600
	Citigroup Commercial
	Mortgage Trust
320,000	Series 2013-375P-D,
	3.518%, 05/10/2035 (a)	280,196
	Citigroup Mortgage Loan
	Trust, Inc.
604,482	Series 2005-5-2A2,
	5.750%, 08/25/2035	485,919
58,646	Series 2005-11-A2A,
	2.510%, 10/25/2035	57,484
1,600,000	Series 2009-6-8A2,
	6.000%, 08/25/2022 (a)	1,604,921
	Citimortgage Alternative
	Loan Trust
78,565	Series 2006-A3-1A7,
	6.000%, 07/25/2036	68,925
406,522	Series 2006-A4-1A1,
	6.000%, 09/25/2036	348,618
793,025	Series 2006-A5-1A13,
	0.615%, 10/25/2036	507,265
780,413	Series 2006-A5-1A2,
	6.385%, 10/25/2036	167,291
697,410	Series 2007-A4-1A6,
	5.750%, 04/25/2037	591,827
1,362,045	Series 2007-A4-1A13,
	5.750%, 04/25/2037	1,155,829
190,437	Series 2007-A6-1A3,
	6.000%, 06/25/2037	158,522
271,750	Series 2007-A6-1A11,
	6.000%, 06/25/2037	226,207
267,757	Series 2007-A8-A1,
	6.000%, 10/25/2037	228,427
	Countrywide Alternative Loan Trust
319,136	Series 2003-4CB-1A1,
	5.750%, 04/25/2033	329,661
137,547	Series 2003-9T1-A7,
	5.500%, 07/25/2033	138,551
160,077	Series 2003-20CB-2A1,
	5.750%, 10/25/2033	167,168
149,129	Series 2004-J3-1A1,
	5.500%, 04/25/2034	152,750
1,894,490	Series 2004-13CB-A4,
	0.010%, 07/25/2034	1,495,078
158,403	Series 2004-14T2-A11,
	5.500%, 08/25/2034	161,390
574,294	Series 2004-27CB-A1,
	6.000%, 12/25/2034	555,508
104,785	Series 2005-14-2A1,
	0.375%, 05/25/2035	88,459
554,554	Series 2006-J1-2A1,
	7.000%, 02/25/2036	257,390
139,186	Series 2006-4CB-2A2,
	5.500%, 04/25/2036	126,063
128,990	Series 2006-J4-1A3,
	6.250%, 07/25/2036	86,374
968,109	Series 2006-31CB-A7,
	6.000%, 11/25/2036	783,008
136,861	Series 2007-4CB-1A7,
	5.750%, 04/25/2037	121,372
482,735	Series 2007-16CB-2A1,
	0.615%, 08/25/2037	275,156
934,867	Series 2007-19-1A34,
	6.000%, 08/25/2037	771,226
139,788	Series 2007-16CB-2A2,
	53.212%, 08/25/2037	320,751
748,370	Series 2007-22-2A16,
	6.500%, 09/25/2037	583,282
2,529,392	Series 2007-20-A12,
	6.250%, 08/25/2047	2,132,242
1,363,459	Series 2008-2R-2A1,
	6.000%, 08/25/2037	1,044,566
	Countrywide Home Loan
	Mortgage Pass-Through Trust
204,494	Series 2003-57-A11,
	5.500%, 01/25/2034	211,316
36,641	Series 2004-HYB4-2A1,
	2.503%, 09/20/2034	35,225
164,756	Series 2004-HYB8-4A1,
	3.437%, 01/20/2035	163,930
179,102	Series 2005-11-4A1,
	0.435%, 04/25/2035	147,432
44,804	Series 2005-13-A3,
	5.500%, 06/25/2035	44,772
2,126,627	Series 2005-23-A1,
	5.500%, 11/25/2035	1,973,980
1,357,454	Series 2005-HYB8-4A1,
	4.437%, 12/20/2035	1,166,648
361,149	Series 2006-20-1A35,
	6.000%, 02/25/2037	327,381
529,446	Series 2007-10-A5,
	6.000%, 07/25/2037	472,533
2,833,792	Series 2007-13-A5,
	6.000%, 08/25/2037	2,547,273
	Credit Suisse First Boston
	Mortgage Securities Corp.
147,628	Series 2003-AR26-7A1,
	2.653%, 11/25/2033	140,849

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 61

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2013

Principal
Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
$112,389	Series 2003-AR28-4A1,
	2.602%, 12/25/2033	$107,459
360,977	Series 2004-AR4-3A1,
	2.572%, 05/25/2034	346,260
71,605	Series 2005-1-3A4,
	5.250%, 05/25/2028	73,034
202,014	Series 2005-10-5A4,
	5.500%, 11/25/2035	176,548
4,297,371	Series 2005-10-10A3,
	6.000%, 11/25/2035	2,905,022
	Credit Suisse Mortgage
	Backed Trust
1,951,966	Series 2006-6-1A10,
	6.000%, 07/25/2036	1,517,811
102,042	Series 2006-8-4A1,
	6.500%, 10/25/2021	86,119
1,529,088	Series 2007-1-4A1,
	6.500%, 02/25/2022	1,240,685
350,339	Series 2007-2-2A5,
	5.000%, 03/25/2037	336,664
1,342,856	Series 2010-7R-4A17,
	6.971%, 04/26/2037 (a)	1,204,010
	CW Capital Cobalt Ltd.
300,000	Series 2006-C1-AM,
	5.254%, 08/15/2048	309,047
	Del Coronado Trust
200,000	Series 2013-HDMZ-M,
	5.160%, 03/15/2018 (a)	200,700
	Deutsche Alt-A Securities, Inc.
235,132	Series 2005-3-4A4,
	5.250%, 06/25/2035	235,078
188,446	Series 2005-5-1A4,
	5.500%, 11/25/2035	172,491
	Deutsche Mortgage
	Securities, Inc.
508,759	Series 2006-PR1-3A1,
	11.900%, 04/15/2036 (a)	602,758
	Extended Stay America Trust
721,000	Series 2013-ESH7-D7,
	5.053%, 12/05/2031 (a)	727,620
	FDIC Trust
297,761	Series 2013-N1-A,
	4.500%, 10/25/2018 (a)	301,801
	Federal Home Loan
	Mortgage Corp.
2,176,543	Series 3118-SD,
	6.540%, 02/15/2036	378,458
1,084,208	Series 3301-MS,
	5.940%, 04/15/2037	132,902
1,489,227	Series 3303-SE,
	5.920%, 04/15/2037	178,315
967,998	Series 3303-SG,
	5.940%, 04/15/2037	126,113
930,522	Series 3382-SB,
	5.840%, 11/15/2037	88,521
1,430,682	Series 3382-SW,
	6.140%, 11/15/2037	189,301
1,027,270	Series 3384-SG,
	6.150%, 08/15/2036	120,450
840,077	Series 3384-S,
	6.230%, 11/15/2037	117,056
935,815	Series 3417-SX,
	6.02%, 02/15/2038	95,509
722,273	Series 3423-GS,
	5.490%, 03/15/2038	74,117
7,276,217	Series 3423-TG,
	0.350%, 03/15/2038	64,675
604,377	Series 3445-ES,
	5.840%, 05/15/2038	61,171
1,608,609	Series 3523-SM,
	5.840%, 04/15/2039	182,449
803,443	Series 3560-KS,
	6.240%, 11/15/2036	123,713
1,244,735	Series 3598-SA,
	6.190%, 11/15/2039	138,481
3,891,036	Series 3630-AI,
	1.931%, 03/15/2017	157,571
606,779	Series 3641-TB,
	4.500%, 03/15/2040	631,888
1,005,972	Series 3646-AI,
	4.500%, 06/15/2024	69,885
3,028,550	Series 3728-SV,
	4.290%, 09/15/2040	297,538
1,100,634	Series 3758-S,
	5.870%, 11/15/2040	141,770
7,291,377	Series 3770-SP,
	6.340%, 11/15/2040	953,550
1,264,456	Series 3815-ST,
	5.690%, 02/15/2041	183,478
1,969,754	Series 3859-SI,
	6.440%, 05/15/2041	328,523
1,209,978	Series 3872-SL,
	5.790%, 06/15/2041	145,448
828,756	Series 3900-SB,
	5.810%, 07/15/2041	103,583
176,382	Series 3946-SM,
	14.220%, 10/15/2041	189,892
1,613,290	Series 3957-DZ,
	3.500%, 11/15/2041	1,486,331
1,608,598	Series 3972-AZ,
	3.500%, 12/15/2041	1,460,093
	Federal National Home
	Mortgage Association
704,544	Series 2003-84-PZ,
	5.000%, 09/25/2033	754,456
627,585	Series 2005-104-SI,
	6.535%, 12/25/2033	59,047
5,872,861	Series 2005-42-SA,
	6.635%, 05/25/2035	810,852
725,573	Series 2007-57-SX,
	6.455%, 10/25/2036	104,335
1,954,981	Series 2007-39-AI,
	5.955%, 05/25/2037	302,315
690,986	Series 2007-68-SA,
	6.485%, 07/25/2037	106,542
407,512	Series 2008-1-CI,
	6.135%, 02/25/2038	52,676
632,924	Series 2008-56-SB,
	5.895%, 07/25/2038	78,425

The accompanying notes are an integral part of these financial statements.

62 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2013

Principal
Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
$1,343,275	Series 2009-86-CI,
	5.635%, 09/25/2036	$151,070
760,267	Series 2009-90-IB,
	5.555%, 04/25/2037	88,444
588,242	Series 2009-111-SE 10/40 VAR,
	6.085%, 01/25/2040	64,991
904,629	Series 2009-87-SA,
	5.835%, 11/25/2049	108,654
4,854,427	Series 2010-134-SE,
	6.485%, 12/25/2025	832,992
474,092	Series 2010-115-SD,
	6.435%, 11/25/2039	77,731
1,048,509	Series 2010-11-SC,
	4.635%, 02/25/2040	90,750
1,051,235	Series 2010-15-SL,
	4.785%, 03/25/2040	101,350
1,137,047	Series 2010-9-GS,
	4.585%, 02/25/2040	110,494
1,104,987	Series 2011-63-ZE,
	4.000%, 08/25/2038	1,166,519
978,317	Series 2011-5-PS,
	6.235%, 11/25/2040	146,701
2,442,961	Series 2011-63-AS,
	5.755%, 07/25/2041	316,125
6,420	Series 2011-110-LS,
	9.760%, 11/25/2041	6,365
1,090,376	Series 2011-111-VZ,
	4.000%, 11/25/2041	1,085,645
1,624,697	Series 2011-141-PZ,
	4.000%, 01/25/2042	1,606,010
337,587	Series 2012-55-SC,
	6.700%, 05/25/2042	317,830
5,441,367	Series 2012-106-SA,
	5.995%, 10/25/2042	800,160
2,856,783	Series 2013-15-SC,
	5.256%, 03/25/2033	2,418,331
5,787,725	Series 2013-51-HS,
	5.202%, 04/25/2043	4,101,130
7,123,423	Series 2013-53-ZC,
	3.000%, 06/25/2043	5,275,913
5,075,470	Series 2013-74-HZ,
	3.000%, 07/25/2043	3,875,489
2,494,440	Series 2013-115-NS,
	11.561%, 11/25/2043	2,390,632
	First Horizon Alternative
	Mortgage Securities Trust
2,147,611	Series 2006-FA6-1A4,
	6.250%, 11/25/2036	1,837,597
780,877	Series 2007-FA4-1A7,
	6.000%, 08/25/2037	638,259
	First Horizon Mortgage Pass-
	Through Trust Certificates
757,402	Series 2006-1-1A10,
	6.000%, 05/25/2036	740,324
	GMAC Mortgage
	Corporation Loan Trust
32,581	Series 2003-J7-A7,
	5.000%, 11/25/2033	33,261
147,064	Series 2005-AR4-3A1,
	3.102%, 07/19/2035	135,333
	Government National
	Mortgage Association
1,952,204	Series 2007-21-S,
	6.041%, 04/16/2037	311,991
937,064	Series 2008-69-SB,
	7.463%, 08/20/2038	158,102
1,124,597	Series 2009-104-SD,
	6.191%, 11/16/2039	142,276
668,094	Series 2010-98-IA,
	5.921%, 03/20/2039	81,012
4,346,345	Series 2010-83-IO,
	0.520%, 07/16/2050	144,829
1,131,471	Series 2011-45-GZ,
	4.500%, 03/20/2041	1,172,805
829,110	Series 2011-69-OC,
	0.001%, 05/20/2041	686,045
2,357,738	Series 2011-89-SA,
	5.283%, 06/20/2041	317,685
1,688,807	Series 2012-78-IO,
	1.059%, 06/16/2052	121,387
9,290,618	Series 2012-135-IO,
	1.045%, 01/16/2053	757,237
	GS Mortgage Securities Trust
200,000	Series 2007-GG10-AM,
	5.806%, 08/10/2045	204,150
	GSR Mortgage Loan Trust
255,959	Series 2004-14-5A1,
	2.742%, 12/25/2034	253,573
739,184	Series 2005-AR4-6A1,
	5.221%, 07/25/2035	732,805
350,000	Series 2005-AR6-4A5,
	2.676%, 09/25/2035	343,672
2,589,906	Series 2005-9F-2A1,
	6.000%, 01/25/2036	2,301,993
802,575	Series 2006-7F-3A4,
	6.250%, 08/25/2036	683,918
4,162,510	Series 2006-8F-2A1,
	6.000%, 09/25/2036	3,836,201
254,290	Series 2006-8F-4A17,
	6.000%, 09/25/2036	213,966
	Harborview Mortgage Loan Trust
489,170	Series 2003-2-1A,
	0.527%, 10/19/2033	457,320
	Hilton USA Trust
265,000	Series 2013-HLT-CFX,
	3.714%, 11/05/2030 (a)	265,511
180,000	Series 2013-HLT-DFX,
	4.407%, 11/05/2030 (a)	180,909
200,000	Series 2013-HLT-EFX,
	4.453%, 11/05/2030 (a)	202,228
	Impac Secured Assets Trust
3,303,840	Series 2007-3-A1A,
	0.275%, 09/25/2037	2,148,834
	Indymac INDA Mortgage
	Loan Trust
835,958	Series 2006-AR3-1A1,
	2.606%, 12/25/2036	720,367
	Indymac INDX Mortgage
	Loan Trust
334,675	Series 2005-16IP-A1,
	0.805%, 07/25/2045	316,229

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 63

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2013

Principal
Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
	JP Morgan Alternative Loan Trust
$36,429	Series 2006-A1-5A1,
	4.650%, 03/25/2036	$29,176
	JP Morgan Chase Commercial
	Mortgage Securities Trust
118,687	Series 2013-JWMZ-M,
	6.160%, 04/15/2018 (a)	120,099
210,000	Series 2007-LDPX-AM,
	5.464%, 01/15/2049	217,701
	JP Morgan Mortgage Trust
341,501	Series 2005-A2-3A2,
	2.545%, 04/25/2035	337,546
151,568	Series 2005-A5-1A2,
	2.867%, 08/25/2035	150,981
336,559	Series 2005-S3-1A9,
	6.000%, 01/25/2036	294,076
392,984	Series 2005-S3-1A11,
	6.000%, 01/25/2036	343,376
464,187	Series 2006-A7-2A4,
	2.530%, 01/25/2037	407,864
720,276	Series 2007-S1-1A2,
	5.500%, 03/25/2022	717,591
386,119	Series 2007-A1-4A2,
	2.737%, 07/25/2035	388,697
378,370	Series 2007-S1-2A22,
	5.750%, 03/25/2037	330,170
2,056,251	Series 2007-S3-1A97,
	6.000%, 08/25/2037	1,823,956
1,776,904	Series 2008-R2-2A,
	5.500%, 12/27/2035 (a)	1,578,901
	Lehman Mortgage Trust
56,546	Series 2006-1-3A5,
	5.500%, 02/25/2036	55,852
	Lehman XS Trust
101	Series 2006-12N-A2A1,
	0.315%, 08/25/2046	101
	MASTR Adjustable Rate
	Mortgages Trust
344,525	Series 2006-2-3A1,
	2.652%, 01/25/2036	328,494
304,984	Series 2006-2-1A1,
	2.736%, 04/25/2036	287,957
	MASTR Alternative Loans Trust
125,099	Series 2003-9-4A1,
	5.250%, 11/25/2033	130,802
135,820	Series 2004-5-1A1,
	5.500%, 06/25/2034	139,363
151,389	Series 2004-5-2A1,
	6.000%, 06/25/2034	157,009
334,823	Series 2004-8-2A1,
	6.000%, 09/25/2034	335,584
	Merrill Lynch Alternative
	Note Asset Trust
299,135	Series 2007-F1-2A7,
	6.000%, 03/25/2037	225,765
196,676	Series 2007-F1-2A8,
	6.000%, 03/25/2037	148,436
2,332,702	Series 2007-AF1-1AF2,
	5.750%, 05/25/2037	2,151,811
	Merrill Lynch Mortgage
	Investors Trust
65,754	Series 2006-2-2A,
	2.118%, 05/25/2036	65,149
113,473	Series 2007-1-3A,
	2.572%, 01/25/2037	106,968
	Morgan Stanley Capital I Trust
446,000	Series 2007-HQ12-AM,
	5.601%, 04/12/2049	487,662
	Morgan Stanley Mortgage
	Loan Trust
973,092	Series 2006-7-3A,
	5.462%, 06/25/2036	824,481
175,797	Series 2006-11-3A2,
	6.000%, 08/25/2036	150,482
519,150	Series 2007-13-6A1,
	6.000%, 10/25/2037	401,630
	Morgan Stanley Re-Remic Trust
1,253,854	Series 2010-R9-3C,
	6.698%, 11/26/2036 (a)	1,031,553
	Motel 6 Trust
100,000	Series 2012-MTL6-D,
	3.781%, 10/05/2025 (a)	99,387
	Prime Mortgage Trust
2,457,187	Series 2006-DR1-2A1,
	5.500%, 05/25/2035 (a)	2,368,779
	Residential Accredit Loans, Inc.
1,359,176	Series 2006-QS2-1A4,
	5.500%, 02/25/2036	1,088,590
1,623,872	Series 2006-QS7-A3,
	6.000%, 06/25/2036	1,282,242
602,351	Series 2006-QS10-A9,
	6.500%, 08/25/2036	489,461
1,651,100	Series 2006-QS14-A18,
	6.250%, 11/25/2036	1,293,039
1,387,949	Series 2006-QS17-A5,
	6.000%, 12/25/2036	1,074,305
1,595,791	Series 2007-QS1-2A10,
	6.000%, 01/25/2037	1,240,774
2,388,496	Series 2007-QS3-A1,
	6.500%, 02/25/2037	1,925,049
1,301,317	Series 2007-QS8-A8,
	6.000%, 06/25/2037	982,273
	Residential Asset
	Securitization Trust
399,683	Series 2005-A8CB-A9,
	5.375%, 07/25/2035	336,894
707,074	Series 2006-A8-1A1,
	6.000%, 08/25/2036	611,767
190,714	Series 2006-A2-A11,
	6.000%, 01/25/2046	146,344
1,990,313	Series 2007-A2-1A2,
	6.000%, 04/25/2037	1,762,894
1,780,086	Series 2007-A5-2A5,
	6.000%, 05/25/2037	1,564,409
190,795	Series 2007-A6-1A3,
	6.000%, 06/25/2037	166,414
	Residential Funding Mortgage
	Securities I, Inc.
155,837	Series 2006-S1-1A3,
	5.750%, 01/25/2036	157,010

The accompanying notes are an integral part of these financial statements.

64 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2013

Principal
Amount^		Value
MORTGAGE BACKED SECURITIES (CONTINUED)
$2,210,726	Series 2006-S4-A5,
	6.000%, 04/25/2036	$2,053,358
	Stanwich Mortgage Loan
	Trust - Class A
453,344	Series 2011-5-A,
	7.248%, 09/15/2037 (a) #	202,642
2,211,542	Series 2012-2-A,
	0.000%, 03/15/2047 (a) #	928,848
379,290	Series 2012-5-A,
	0.000%, 03/15/2051 (a) #	220,848
	Structured Adjustable Rate
	Mortgate Loan Trust
455,621	Series 2004-16-2A,
	2.424%, 11/25/2034	443,057
103,798	Series 2005-14-A1,
	0.475%, 07/25/2035	88,467
936,759	Series 2005-15-1A1,
	1.652%, 07/25/2035	774,834
2,381,466	Series 2005-22-3A1,
	2.617%, 12/25/2035	1,862,371
	Structured Asset Securities
	Corp. Mortgage Pass-Through
	Certificates
246,628	Series 2004-20-8A7,
	5.750%, 11/25/2034	262,230
	Washington Mutual Mortgage
	Pass-Through Certificates
98,404	Series 2004-CB2-2A,
	5.500%, 07/25/2034	101,925
287,701	Series 2004-AR14-A1,
	2.406%, 01/25/2035	286,835
1,349,071	Series 2005-1-5A1,
	6.000%, 03/25/2035	1,326,617
207,345	Series 2006-2-1A9,
	6.000%, 03/25/2036	179,466
761,667	Series 2006-8-A6,
	5.117%, 10/25/2036	530,228
385,238	Series 2006-AR19-2A,
	2.213%, 01/25/2047	363,161
	Wells Fargo Alternative Loan Trust
692,058	Series 2007-PA2-3A1,
	0.515%, 06/25/2037	444,942
1,019,509	Series 2007-PA2-3A2,
	6.485%, 06/25/2037	202,873
	Wells Fargo Mortgage Backed
	Securities Trust
58,961	Series 2003-J-1A9,
	2.612%, 10/25/2033	59,386
200,303	Series 2004-A-A1,
	3.305%, 02/25/2034	201,852
76,624	Series 2005-11-2A3,
	5.500%, 11/25/2035	78,636
107,979	Series 2005-12-1A2,
	5.500%, 11/25/2035	109,084
1,064,366	Series 2005-12-1A5,
	5.500%, 11/25/2035	1,074,650
355,000	Series 2005-16-A18,
	6.000%, 01/25/2036	352,327
273,188	Series 2005-17-1A1,
	5.500%, 01/25/2036	274,629
1,971,825	Series 2006-AR2-2A5,
	2.628%, 03/25/2036	1,896,461
517,539	Series 2006-AR19-A1,
	5.375%, 12/25/2036	509,680
1,810,411	Series 2007-3-1A4,
	6.000%, 04/25/2037	1,739,564
TOTAL MORTGAGE BACKED SECURITIES
(cost $150,381,727)		161,792,583

Contracts
PURCHASED OPTIONS: 0.1%
	Actavis Plc Put Option
39	Exercise Price $145.00
	Expiration Date: January 2014	624
97	Exercise Price $145.00
	Expiration Date: February 2014	13,580
	Activision Blizzard, Inc. Put Option
190	Exercise Price $15.00
	Expiration Date: January 2014	562
	Aeropostale, Inc. Put Option
448	Exercise Price $7.00
	Expiration Date: February 2014	5,600
	Applied Materials, Inc. Put Option
30	Exercise Price $16.00
	Expiration Date: January 2014	150
	Blackberry Ltd. Put Option
1,236	Exercise Price $5.00
	Expiration Date: January 2014	3,708
464	Exercise Price $6.00
	Expiration Date: January 2014	1,856
892	Exercise Price $3.00
	Expiration Date: January 2014	892
	Charter Communications, Inc.
	Put Option
45	Exercise Price $110.00
	Expiration Date: February 2014	2,700
	Corning, Inc. Put Option
502	Exercise Price $15.00
	Expiration Date: February 2014	6,024
	Ingersoll-Rand Plc Put Option
98	Exercise Price $55.00
	Expiration Date: February 2014	4,165
	Mako Surgical Corp. Put Option
657	Exercise Price $20.00
	Expiration Date: January 2014	3,285
	McKesson Corp. Put Option
46	Exercise Price $145.00
	Expiration Date: February 2014	6,486
	Noble Corp. Plc Put Option
187	Exercise Price $33.00
	Expiration Date: February 2014	7,480
	Office Depot, Inc. Put Option
180	Exercise Price $12.00
	Expiration Date: January 2014	16,947
273	Exercise Price $11.00
	Expiration Date: January 2014	11,016

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 65

Litman Gregory Masters Alternative Strategies Fund

schedule of investments in securities at December 31, 2013

Contracts		Value
PURCHASED OPTIONS (CONTINUED)
	Oil States International, Inc.
	Put Option
106	Exercise Price $90.00
	Expiration Date: February 2014	$9,540
	Outerwall, Inc. Put Option
237	Exercise Price $60.00
	Expiration Date: January 2014	10,665
	Time Warner Cable, Inc.
	Put Option
97	Exercise Price $120.00
	Expiration Date: February 2014	13,483
	Verizon Communications, Inc.
	Put Option
413	Exercise Price $46.00
	Expiration Date: February 2014	20,650
	ViroPharma, Inc. Put Option
166	Exercise Price $40.00
	Expiration Date: January 2014	830
TOTAL PURCHASED OPTIONS
(cost $267,281)		140,243

Principal
Amount^
SHORT-TERM INVESTMENTS: 26.4%

TREASURY BILLS: 1.7%
	United States Treasury Bills
$10,800,000	0.010%, 08/21/2014	10,792,658
1,100,000	0.010%, 02/27/2014 (b)	1,099,964
		11,892,622
TOTAL TREASURY BILLS
(cost $11,892,622)		11,892,622

REPURCHASE AGREEMENTS: 24.7%
175,307,000	FICC, 0.000%, 12/31/2013, due
	01/02/2014 [collateral: par value
	$171,030,000, U.S. Treasury
	Note, 1.000%, due 05/31/2018;
	U.S. Treasury Note, 3.625%, due
	02/15/2020; Fannie Mae, 5.125%,
	01/02/2014; value $178,824,825]
	(proceeds $175,307,000)	175,307,000

TOTAL REPURCHASE AGREEMENTS
(cost $175,307,000)		175,307,000

TOTAL SHORT-TERM INVESTMENTS
(cost $187,199,622)		187,199,622

TOTAL INVESTMENTS IN SECURITIES
(cost $686,848,735): 103.0%		730,355,143

Liabilities in Excess of Other Assets: (3.0)%		(21,147,396)

Net Assets: 100.0%		$709,207,747

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.

*	Non-Income Producing Security.

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933.
(b)	Securities with an aggregate fair value of $68,166,239 have been pledged as collateral for options, total return swaps, credit default swaps, securities sold short and futures positions.

^	The principal amount is stated in U.S. Dollars unless otherwise indicated.

#	Illiquid securities at December 31, 2013, at which time the aggregate value of these illiquid securities are $3,436,204 or 0.5% of net assets.

(1)	Unsettled bank loan as of December 31, 2013, therefore, no rate or maturity date is available.

(2)	Floating Interest Rate.

The accompanying notes are an integral part of these financial statements.

66 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

schedule of securities sold short at December 31, 2013

Shares		Value
COMMON STOCKS
99,353	Ainsworth Lumber Co. Ltd. *	$389,491
52,935	Alpha Natural Resources, Inc. *	377,956
9,100	American Airlines Group, Inc. *	229,775
52,154	American Realty Capital Properties, Inc.	670,700
6,048	AmerisourceBergen Corp.	425,235
136,601	APA Group	731,785
175,159	Applied Materials, Inc.	3,098,563
5,803	Assa Abloy AB - ADR	153,489
43,946	AT&T, Inc.	1,545,141
1,941	Atwood Oceanics, Inc. *	103,630
800	Baytex Energy Corp.	31,317
5,400	ConocoPhillips	381,510
4,100	CONSOL Energy, Inc.	155,964
1,100	Crescent Point Energy Corp.	42,658
12,879	Delta Air Lines, Inc.	353,786
256,617	Dexus Property Group	230,266
1,699	Diamond Offshore Drilling, Inc.	96,707
105,126	Endo Health Solutions, Inc. *	7,091,800
1,072	Ensco Plc - Class A	61,297
890	Ensco Plc - ADR	50,890
60,128	Fidelity National Financial, Inc. - Class A	1,951,154
43,693	Ford Motor Co.	674,183
18,300	Genworth Financial, Inc. - Class A *	284,199
119,786	GPT Group	363,633
23,698	Hercules Offshore, Inc *	154,748
1,726	Lennox International, Inc.	146,814
94,573	Loblaw Co. Ltd.	3,767,983
56,279	M&T Bank Corp.	6,552,001
32,200	Manitowoc Co., Inc. (The)	750,904
39,400	NRG Energy, Inc.	1,131,568
135,561	PacWest Bancorp.	5,723,385
	Pennsylvania Real Estate
6,400	Investment Trust	121,472
36,761	Perrigo Co. Plc	5,641,343
2,447	Pioneer Natural Resources Co.	450,419
2,400	Pitney Bowes, Inc.	55,920
64,372	Paladin Labs, Inc. (1)	133,138
2,885	Rowan Co. Plc - Class A *	102,014
8,784	Schneider Electric S.A.	767,333
2,309	Seadrill Ltd.	94,854
1,746	Stanley Black & Decker, Inc.	140,885
64,672	Umpqua Holdings Corp.	1,237,822
9,627	United Continental Holdings, Inc.	364,189
9,300	United States Steel Corp.	274,350
1,085	United Technologies Corp.	123,473
25,400	Verizon Communications, Inc.	1,248,156
1,440	Watsco, Inc.	138,326
TOTAL COMMON STOCKS
(Proceeds $46,165,614)		48,616,226
EXCHANGE TRADED FUNDS
13,400	Energy Select Sector SPDR Fund	1,186,034
15,115	Health Care Select Sector SPDR Fund	837,976
2,625	Industrial Select Sector SPDR Fund	137,182
5,422	iShares S&P/TSX Capped Energy Fund	87,470
20,038	Market Vectors Coal ETF	389,539
19,355	Market Vectors Oil Service ETF	930,395
5,100	SPDR Barclays High Yield Bond ETF	206,856
16,527	SPDR S&P 500 ETF Trust	3,052,041
9,056	SPDR S&P Insurance ETF	571,343
	SPDR S&P Oil & Gas Exploration &
5,900	Production ETF	404,327
7,952	SPDR S&P Retail ETF	700,571
TOTAL EXCHANGE TRADED FUNDS
(Proceeds $8,130,799)		8,503,734

Principal
Amount^
CORPORATE BONDS
	Kinder Morgan Energy Partners LP
$818,000	3.950%, 09/01/2022	798,554
	Softbank Corp.
978,000	4.500%, 04/15/2020 (a)	958,440
TOTAL CORPORATE BONDS
(cost $1,829,165)		1,756,994
TOTAL SECURITIES SOLD SHORT
(Proceeds $56,125,578)		$58,876,954

ADR	American Depository Receipt.
*	Non-Income Producing Security.
(1)	When Issued Security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 67

Litman Gregory Masters Alternative Strategies Fund

schedule of financial futures contracts at December 31, 2013

				Unrealized
	Number of Contracts			Appreciation
Description	Purchased / (Sold)	Notional Value	Expiration Date	(Depreciation)	Counterparty
10YR U.S. Treasury Note Futures	(233)	$(28,669,922)	03/2014	$495,902	J.P. Morgan
Euro Stoxx 50 Index Futures	(33)	(1,413,179)	03/2014	(37,303)	J.P. Morgan
S&P 500 E Mini Index Futures	(69)	(6,351,795)	03/2014	(235,111)	J.P. Morgan
U.S. Long Bond Futures	(6)	(769,875)	03/2014	13,208	J.P. Morgan
U.S. Ultra Long Bond Futures	(16)	(2,180,000)	03/2014	33,846	J.P. Morgan
	(357)	(39,384,771)	—	270,542

SCHEDULE OF SWAPS at December 31, 2013

				Implied
				Credit				Upfront
				Spread at				Premiums	Unrealized
	Maturity		Fixed Deal	December 31,		Notional		Paid	Appreciation /
Description	Date	Counterparty	(Pay) Rate	2013		Amount	Fair Value	(Received)	(Depreciation)
Credit Default Swaps
CDX 21 HY 500 12/20/2018(1)	12/20/2018	Citigroup Global Markets, Inc.	5.000%	3.037	%(2)	$425,000 (3)	$36,151	$30,680	$5,471
(Sell Protection)
Chubb Corp.	6/20/2018	Bank of America N.A.	(1.000%)	0.360%		(1,100,000)	(36,835)	(36,093)	(742)
(Buy Protection)
Anadarko Petroleum Corp.	6/20/2018	Citigroup Global Markets, Inc.	1.000%	1.080%		1,100,000	9,131	(4,373)	13,504
(Sell Protection)
ACE INA Holdings, Inc.	6/20/2018	Bank of America N.A.	(1.000%)	0.350%		(1,100,000)	(36,457)	(36,673)	216
(Buy Protection)
Freeport-McMoRan		Citigroup Global
Copper and Gold, Inc.	6/20/2018	Markets, Inc.	1.000%	1.560%		1,100,000	(25)	(29,986)	29,961
(Sell Protection)
Republic of Venezuela	12/20/2018	Bank of America N.A.	(5.000%)	1.030%		(500,000)	112,670	97,384	15,286
(Buy Protection)
ITRX EUR XOVER
Series 18 500		Bank of America
12/20/2017	12/20/2017	N.A.	(5.000%)	5.490%		(382,200)	(58,434)	9,953	(68,387)
(Buy Protection)
Republic of Venezuela	12/20/2018	Bank of America N.A.	(5.000%)	0.990%		(225,000)	50,702	40,811	9,891
(Buy Protection)
Frontier Communications Corp.	3/20/2019	Morgan Stanley	(5.000%)	0.325%		(425,000)	(36,151)	(33,532)	(2,619)
(Buy Protection)
EFIH Finance, Inc.	6/20/2015	Credit Suisse Securities LLC	5.000%	1.100%		650,000	(214,100)	(68,250)	(145,850)
(Sell Protection)
							$(173,348)	$(30,079)	$(143,269)

The accompanying notes are an integral part of these financial statements.

68 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

schedule of swaps at December 31, 2013 (continued)

							Upfront
							Premiums	Unrealized
	Maturity		Fixed	Floating Rate	Notional		Paid	Appreciation /
Description	Date	Counterparty	Rate	Index	Amount	Fair Value	(Received)	(Depreciation)

Total Return Swaps
Commonwealth Property				1-Month
Office (AUD)*	1/31/2018	UBS	1.183%	AUD-LIBOR	$473,541	$—	$—	$—
		Goldman Sachs		1-Month
Delcam Plc (GBP)*	11/12/2014	International	20.650%	GBP-LIBOR-BBA	324,412	—	—	—
				1-Month
Yancoal Australia Ltd. (AUD)*	1/31/2018	UBS	1.288%	AUD-LIBOR	67,708	—	—	—
		Goldman Sachs		1-Month
Yancoal Australia Ltd. (AUD)*	1/31/2018	International	0.610%	AUD-LIBOR	39,550	—	—	—
				1-Month
Yancoal Australia Ltd. (AUD)*	1/31/2018	UBS	2.392%	AUD-LIBOR	446,649	—	—	—
		Goldman Sachs		1-Month
Yancoal Australia Ltd. (AUD)*	1/31/2018	International	2.610%	AUD-LIBOR	138,964	—	—	—
				1-Month
		Goldman Sachs		HKD-HIBOR-
Yanzhou Coal Mining Co. (HKD)*	5/23/2014	International	(8.420%)	HKAB	(42,169)	—	—	—
						—	—	—

(1)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)	For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)	For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX 21 High Yield 500 Index.

*	Total Return Swap is reset at December 31, 2013.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | 69

Litman Gregory Masters Alternative Strategies Fund

schedule of options written at December 31, 2013

Contracts		Value
	Alpha Natural Resources, Inc. Put Option
59	Exercise Price $6.00,	$413
	Expiration Date: January 2014
	Applied Materials, Inc. Call Option
86	Exercise Price $16.00,	14,362
	Expiration Date: January 2014
86	Exercise Price $17.00	6,880
	Expiration Date: January 2014
86	Exercise Price $18.00	1,720
	Expiration Date: January 2014
	Assured Guaranty Ltd. Call Option
230	Exercise Price $24.00,	11,270
	Expiration Date: January 2014
48	Exercise Price $23.00,	4,968
	Expiration Date: January 2014
85	Exercise Price $25.00,	1,785
	Expiration Date: January 2014
	Blackberry Ltd. Put Option
1,784	Exercise Price $4.00,	2,676
	Expiration Date: January 2014
	Consol Energy, Inc. Call Option
16	Exercise Price $38.00,	1,472
	Expiration Date: January 2014
37	Exercise Price $39.00,	1,591
	Expiration Date: January 2014
37	Exercise Price $40.00,	740
	Expiration Date: January 2014
	Genworth Financial, Inc. Call Option
40	Exercise Price $16.00,	400
	Expiration Date: January 2014
148	Exercise Price $16.00,	2,516
	Expiration Date: January 2014
	Genworth Financial, Inc. Put Option
40	Exercise Price $15.00,	360
	Expiration Date: January 2014
101	Exercise Price $14.00,	505
	Expiration Date: January 2014
148	Exercise Price $15.00,	2,368
	Expiration Date: January 2014
	Given Imaging Ltd. Call Option
24	Exercise Price $30.00,	300
	Expiration Date: January 2014
5	Exercise Price $30.00,	100
	Expiration Date: February 2014
90	Exercise Price $30.00,	1,350
	Expiration Date: May 2014
	Mako Surgical Corp. Call Option
101	Exercise Price $30.00,	404
	Expiration Date: January 2014
181	Exercise Price $30.00,	1,810
	Expiration Date: February 2014
	Manitowoc Co., Inc. Call Option
150	Exercise Price $22.00,	22,650
	Expiration Date: January 2014
168	Exercise Price $23.00,	11,760
	Expiration Date: January 2014
114	Exercise Price $24.00,	2,850
	Expiration Date: January 2014
	Manitowoc Co., Inc. Put Option
123	Exercise Price $21.00,	1,230
	Expiration Date: January 2014
50	Exercise Price $22.00,	800
	Expiration Date: January 2014
	NRG Energy, Inc. Call Option
288	Exercise Price $28.00,	30,240
	Expiration Date: January 2014
288	Exercise Price $29.00,	12,960
	Expiration Date: January 2014
263	Exercise Price $30.00,	3,945
	Expiration Date: January 2014
	Office Depot, Inc. Call Option
118	Exercise Price $5.50,	590
	Expiration Date: January 2014
	Stillwater Mining Co. Call Option
242	Exercise Price $12.00,	13,794
	Expiration Date: January 2014
	Talisman Energy, Inc. Call Option
336	Exercise Price $12.00,	3,696
	Expiration Date: January 2014
Total Options Written
(Premiums received $181,123)		$162,505

The accompanying notes are an integral part of these financial statements.

70 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemptions fees, for the Investor Class only; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

			Expenses Paid	Expense Ratio
	Beginning	Ending	During Period*	During Period*
	Account Value	Account Value	(07/01/13 to	(07/01/13 to
	(07/01/13)	(12/31/13)	12/31/13)	12/31/13)
Litman Gregory Masters Equity Fund – Institutional Actual	$1,000.00	$1,225.10	$6.79	1.21%
Litman Gregory Masters Equity Fund – Investor Actual	$1,000.00	$1,227.60	$8.20	1.46%
Litman Gregory Masters Equity Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.11	$6.16	1.21%
Litman Gregory Masters Equity Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,017.85	$7.43	1.46%
Litman Gregory Masters International Fund – Institutional Actual	$1,000.00	$1,159.10	$5.93	1.09%
Litman Gregory Masters International Fund – Investor Actual	$1,000.00	$1,156.90	$7.29	1.34%
Litman Gregory Masters International Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Litman Gregory Masters International Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,018.45	$6.82	1.34%
Litman Gregory Masters Smaller Companies Fund – Institutional Actual	$1,000.00	$1,171.80	$7.94	1.45%
Litman Gregory Masters Smaller Companies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,017.90	$7.37	1.45%
Litman Gregory Masters Alternative Strategies Fund – Institutional Actual	$1,000.00	$1,034.10	$8.56	1.67%
Litman Gregory Masters Alternative Strategies Fund – Investor Actual	$1,000.00	$1,032.80	$9.84	1.92%
Litman Gregory Masters Alternative Strategies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,016.79	$8.49	1.67%
Litman Gregory Masters Alternative Strategies Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,015.53	$9.75	1.92%

*Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

Expense Examples 71

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2013

			Smaller	Alternative
		International	Companies	Strategies
	Equity Fund	Fund	Fund	Fund
ASSETS
Investments in securities at cost	$284,776,984	$1,292,205,310	$54,287,124	$511,541,735
Repurchase agreements at cost	22,165,000	74,085,000	13,568,000	175,307,000
Total investments at cost	$306,941,984	$1,366,290,310	$67,855,124	$686,848,735
Investments in securities at value	$398,447,507	$1,600,783,418	$70,874,319	$555,048,143
Repurchase agreements at value	22,165,000	74,085,000	13,568,000	175,307,000
Total investments at value	$420,612,507	$1,674,868,418	$84,442,319	$730,355,143
Cash	5,556	1,396,063	2,894	67,655
Cash, denominated in foreign currency (cost of $11, $87,801, $— and $95,105, respectively)	12	87,808	—	85,696
Deposits at Brokers and custodian for securities sold short, options and swaps	—	—	—	54,846,734
Receivables:
Securities sold	137,355	2,189,214	21,280	16,775,960
Dividends and interest	222,388	1,224,391	86,476	2,252,704
Fund shares sold	269,840	2,757,413	50,000	3,441,777
Foreign tax reclaim	44,061	1,293,543	—	7,029
Variation margin	—	—	—	55,860
Other Receivables	—	—	—	301
Unrealized gain on forward exchange contracts	1,837	33,749	—	138,159
Unrealized gain on swaps	—	—	—	74,329
Prepaid expenses	47,187	54,517	10,011	28,611
Total assets	421,340,743	1,683,905,116	84,612,980	808,129,958
LIABILITIES
Written options (premiums received, $—, $—, $— and $181,123, respectively)	—	—	—	162,505
Securities sold short (proceeds, $—, $—, $— and $56,125,578, respectively)	—	—	—	58,876,954
Payables:
Advisory fees	355,608	1,215,072	73,236	763,791
Securities purchased	275,570	5,563,263	9,889	13,326,363
Fund shares redeemed	247,026	662,456	75,696	344,161
Foreign taxes withheld	6,128	87,458	—	29,663
Trustees fees	—	8	14	38
Foreign capital gains tax	—	19,628	—	—
Professional fees	30,100	45,097	21,336	46,696
Line of credit	—	—	—	24,500,000
Paydowns	—	—	—	4,692
Line of credit interest	—	—	—	29,269
Dividend and interest on swaps	—	—	—	9,880
Unfunded loan commitment	—	—	—	40,918
Variation margin	—	—	—	22,577
Short dividend	—	—	—	143,968
Swap premiums received	—	—	—	30,079
Unrealized loss on forward exchange contracts	20,363	2,033,056	—	167,431
Unrealized loss on swaps	—	—	—	217,598
Distribution fee payable for investor class (see Note 9)	155	72,504	—	71,253
Accrued other expenses	88,666	570,621	28,800	134,375
Total liabilities	1,023,616	10,269,163	208,971	98,922,211
NET ASSETS	$420,317,127	$1,673,635,953	$84,404,009	$709,207,747

The accompanying notes are an integral part of these financial statements.

72 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

Statements of Assets and Liabilities at December 31, 2013 – (Continued)

			Smaller	Alternative
		International	Companies	Strategies
	Equity Fund	Fund	Fund	Fund
Institutional Class:
Net Assets	$420,225,476	$1,328,214,032	$84,404,009	$600,911,205
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	23,365,602	73,555,931	4,030,895	52,628,004
Net asset value, offering and redemption price per share	$17.98	$18.06	$20.94	$11.42
Investor Class:
Net Assets	$91,651	$345,421,921	$—	$108,296,542
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	5,128	19,275,122	—	9,475,546
Net asset value, offering and redemption price per share	$17.87	$17.92	$—	$11.43
COMPONENTS OF NET ASSETS
Paid in capital	$307,295,746	$1,601,020,743	$99,351,019	$672,104,215
Undistributed net investment income (loss)	(7,689)	18,059,058	—	1,464,713
Accumulated net realized gain (loss) on investments, options, foreign currency transaction, futures and swap contracts	(625,848)	(252,059,283)	(31,534,205)	(5,224,367)
Net unrealized appreciation/(depreciation) on:
Investments	113,670,523	308,578,108	16,587,195	43,506,408
Foreign currency translations	(15,605)	(1,943,045)	—	(37,737)
Short sales	—	—	—	(2,751,376)
Written options	—	—	—	18,618
Futures	—	—	—	270,542
Foreign capital gains tax	—	(19,628)	—	—
Swaps	—	—	—	(143,269)
Net assets	$420,317,127	$1,673,635,953	$84,404,009	$709,207,747

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities | 73

Litman Gregory Funds Trust

Statements of Operations For the Year Ended December 31, 2013

			Smaller	Alternative
		International	Companies	Strategies
	Equity Fund	Fund	Fund	Fund
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $81,318, $3,419,771, $0 and $130,197, respectively)	$3,123,322	$32,858,424	$507,065	$4,297,292
Interest	426	40,989	360	20,174,391
Total income	3,123,748	32,899,413	507,425	24,471,683
Expenses
Advisory fees	3,586,317	16,423,093	896,881	8,149,252
Transfer agent fees	179,108	1,080,176	60,161	289,349
Fund accounting fees	86,878	96,586	71,161	140,285
Administration fees	75,397	329,040	16,399	128,623
Professional fees	55,007	243,224	23,610	121,272
Trustee fees	52,247	116,449	40,934	66,136
Custody fees	68,883	1,237,134	27,756	522,806
Reports to shareholders	72,447	216,200	35,804	64,556
Registration expense	33,952	42,227	20,545	35,303
Miscellaneous	7,286	121,270	5,690	66,319
Insurance expense	10,184	46,195	2,569	17,400
Dividend & interest expense	—	16,766	—	997,410
Chief Compliance Officer fees	22,100	11,050	11,050	11,050
Distribution fees for investor class (see Note 9)	176	783,235	—	222,918
Total expenses	4,249,982	20,762,645	1,212,560	10,832,679
Less: fees waived (see Note 3)	(234,446)	(2,819,494)	(55,596)	(858,708)
Net expenses	4,015,536	17,943,151	1,156,964	9,973,971
Net investment income (loss)	(891,788)	14,956,262	(649,539)	14,497,712
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments (net of capital gains tax of $0, $0, of $0 and $17,028, respectively)	20,166,931	135,076,983	18,769,971	9,426,967
Foreign currency transactions	(62,034)	4,433,843	—	536,262
Short sales	—	—	—	(8,363,580)
Written options	—	—	—	418,343
Futures	—	—	—	(787,749)
Swap contracts	—	—	—	(1,951,111)
Net realized gain (loss)	20,104,897	139,510,826	18,769,971	(720,868)
Net change in unrealized appreciation/(depreciation) on:
Investments	82,027,418	149,059,446	6,242,859	21,092,248
Foreign currency transactions	(15,485)	(2,618,117)	—	(54,480)
Short sales	—	—	—	(2,548,742)
Written options	—	—	—	246,268
Futures	—	—	—	273,416
Foreign capital gains tax	—	(19,628)	—	—
Swap contracts	—	—	—	(113,620)
Net unrealized appreciation/(depreciation):	82,011,933	146,421,701	6,242,859	18,895,090
Net realized and unrealized gain on investments, short sales, options, foreign currency transactions, futures and swap contracts	102,116,830	285,932,527	25,012,830	18,174,222
Net increase in net assets resulting from operations	$101,225,042	$300,888,789	$24,363,291	$32,671,934

The accompanying notes are an integral part of these financial statements.

74 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

Statements of Changes in Net Assets

	Equity Fund		International Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(891,788)	$269,954	$14,956,262	$14,447,795
Net realized gain (loss) on investments and foreign currency	20,104,897	26,003,727	139,510,826	(5,626,224)
Net change in unrealized appreciation/depreciation on investments and foreign currency	82,011,933	12,144,854	146,421,701	252,320,434
Net increase in net assets resulting from operations	101,225,042	38,418,535	300,888,789	261,142,005
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	(216,546)	(13,460,005)	(5,457,325)
Investor Class	—	—	(2,872,907)	(1,276,919)
From net realized gain
Institutional Class	(14,931,031)	(4,837,740)	—	—
Investor Class	(3,406)	(1,519)	—	—
Total distributions	(14,934,437)	(5,055,805)	(16,332,912)	(6,734,244)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	20,078,077	16,030,792	235,984,580	150,504,942
Institutional Class - proceeds in connection with mergers (see Note 16)	120,208,189	—	—	—
Investor Class	44,177	65,161	12,321,545	604,078
Reinvested distributions
Institutional Class	14,646,735	4,935,171	9,641,375	4,030,216
Investor Class	3,406	1,519	2,872,547	1,276,795
Redemption fee proceeds
Institutional Class	14,743	15,065	91,557	159,389
Investor Class	256	—	41	—
Payment for shares redeemed
Institutional Class	(95,377,248)	(86,442,922)	(320,894,369)	(362,475,255)
Investor Class	(61,954)	(317,993)	(1,024,242)	(12,831,547)
Net increase (decrease) in net assets from capital share transactions	59,556,381	(65,713,207)	(61,006,966)	(218,731,382)
Total increase (decrease) in net assets	145,846,986	(32,350,477)	223,548,911	35,676,379
NET ASSETS
Beginning of year	274,470,141	306,820,618	1,450,087,042	1,414,410,663
End of year	$420,317,127	$274,470,141	$1,673,635,953	$1,450,087,042
Undistributed net investment income (loss)	$(7,689)	$49,816	$18,059,058	$14,736,269
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	1,282,210	1,201,083	14,285,272	11,210,904
Sold - shares in connection with mergers (see Note 16)	7,385,014	—	—	—
Reinvested distributions	852,546	361,551	536,222	271,395
Redeemed	(5,920,810)	(6,463,884)	(19,502,451)	(26,547,754)
Net increase (decrease) from capital share transactions	3,598,960	(4,901,250)	(4,680,957)	(15,065,455)
Investor Class:
Sold	2,771	4,919	776,245	45,962
Reinvested distributions	199	112	161,017	86,563
Redeemed	(4,083)	(24,609)	(61,616)	(953,905)
Net increase (decrease) from capital share transactions	(1,113)	(19,578)	875,646	(821,380)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets | 75

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Smaller Companies Fund		Alternative Strategies Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(649,539)	$(407,192)	$14,497,712	$9,677,651
Net realized gain (loss) on investments, options, foreign currency transactions, futures and swap contracts	18,769,971	13,482,920	(720,868)	(3,354,569)
Net change in unrealized appreciation/depreciation on investments, short sales, options, foreign currency transactions, futures and swap contracts	6,242,859	(771,392)	18,895,090	19,508,934
Net increase in net assets resulting from operations	24,363,291	12,304,336	32,671,934	25,832,016
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	—	(13,276,268)	(7,389,041)
Investor Class	—	—	(2,175,014)	(1,041,308)
From net realized gain
Institutional Class	—	—	—	(193,953)
Investor Class	—	—	—	(33,081)
Total distributions	—	—	(15,451,282)	(8,657,383)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Institutional Class	3,736,394	4,137,552	314,524,605	202,978,771
Investor Class	—	—	69,157,751	45,122,136
Reinvested distributions
Institutional Class	—	—	13,015,519	7,515,459
Investor Class	—	—	2,145,893	1,072,968
Redemption fee proceeds
Institutional Class	784	534	22,873	37,812
Investor Class	—	—	19,982	11,532
Payment for shares redeemed
Institutional Class	(14,985,256)	(15,731,961)	(90,522,222)	(28,317,438)
Investor Class	—	—	(24,127,912)	(7,055,597)
Net increase (decrease) in net assets from capital share transactions	(11,248,078)	(11,593,875)	284,236,489	221,365,643
Total increase in net assets	13,115,213	710,461	301,457,141	238,540,276
NET ASSETS
Beginning of year	71,288,796	70,578,335	407,750,606	169,210,330
End of year	$84,404,009	$71,288,796	$709,207,747	$407,750,606
Undistributed net investment income	$—	$—	$1,464,713	$592,405
CAPITAL TRANSACTIONS IN SHARES:
Institutional Class:
Sold	205,348	286,926	27,737,311	18,897,169
Reinvested distributions	—	—	1,148,339	691,560
Redeemed	(833,804)	(1,096,547)	(7,970,348)	(2,607,112)
Net increase from capital share transactions	(628,456)	(809,621)	20,915,302	16,981,617
Investor Class:
Sold	—	—	6,100,658	4,196,492
Reinvested distributions	—	—	189,118	98,711
Redeemed	—	—	(2,123,729)	(649,684)
Net increase from capital share transactions	—	—	4,166,047	3,645,519

The accompanying notes are an integral part of these financial statements.

76 | Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.88	$12.43	$12.97	$10.88	$7.54

Income from investment operations:
Net investment income (loss)	(0.04)	0.01	(0.04)	(0.03)	(0.04)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	4.88	1.70	(0.50)	2.12	3.38

Total income (loss) from investment operations	4.84	1.71	(0.54)	2.09	3.34

Less distributions:
From net investment income	—	(0.01)	—	—	—
From net realized gain	(0.74)	(0.25)	—	—	—

Total distributions	(0.74)	(0.26)	—	—	—

Redemption fee proceeds	— ^	— ^	— ^	— ^	— ^

Net asset value, end of year	$17.98	$13.88	$12.43	$12.97	$10.88

Total return	35.14%	13.78%	(4.16)%	19.21%	44.30%

Ratios/supplemental data:
Net assets, end of year (millions)	$420.2	$274.4	$306.5	$345.7	$316.2

Ratio of total expenses to average net assets:
Before fees waived	1.30%	1.30%	1.28%	1.29%	1.34%

After fees waived	1.23%	1.28%[2]	1.26%	1.27%	1.33%

Ratio of net investment income (loss) to average net assets:	(0.27)%	0.09%	(0.26)%	(0.30)%	(0.39)%

Portfolio turnover rate	113.28%[1]	74.03%[1]	71.42%[1]	77.22%[1]	87.83%[1]

^	Amount represents less than $0.01 per share.
[1]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
[2]	Ratio excludes $4,621 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights | 77

Litman Gregory Masters International Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$15.02	$12.58	$15.05	$13.05	$9.47

Income from investment operations:
Net investment income	0.18	0.16	0.11	0.07	0.06
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments options, and foreign currency	3.04	2.35	(2.55)	2.00	3.59

Total income (loss) from investment operations	3.22	2.51	(2.44)	2.07	3.65

Less distributions:
From net investment income	(0.18)	(0.07)	(0.03)	(0.07)	(0.07)
From net realized gain	—	—	—	—	—

Total distributions	(0.18)	(0.07)	(0.03)	(0.07)	(0.07)

Redemption fee proceeds	— ^	— ^	— ^	— ^	— ^

Net asset value, end of year	$18.06	$15.02	$12.58	$15.05	$13.05

Total return	21.47%	19.96%	(16.24)%	15.86%	38.54%

Ratios/supplemental data:
Net assets, end of year (millions)	$1,328.2	$1,175.5	$1,173.6	$1,449.0	$1,241.0

Ratio of total expenses to average net assets:
Before fees waived	1.30%	1.30%	1.26%	1.28%	1.27%

After fees waived	1.11%	1.15%[2]	1.11%	1.14%	1.15%

Ratio of net investment income to average net assets:	1.02%	1.05%	0.73%	0.51%	0.53%

Portfolio turnover rate	112.35%[1]	107.28%[1]	127.07%[1]	98.74%[1]	104.05%[1]

^	Amount represents less than $0.01 per share.
[1]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
[2]	Ratio excludes $98 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

78 | Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$15.30	$12.91	$12.85	$10.51	$6.98

Income from investment operations:
Net investment loss	(0.16)	(0.09)	(0.15)	(0.08)	(0.07)
Net realized gain and net change in unrealized appreciation on investments	5.80	2.48	0.21	2.42	3.60

Total income from investment operations	5.64	2.39	0.06	2.34	3.53

Less distributions:
From net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Redemption fee proceeds	— ^	— ^	— ^	— ^	— ^

Net asset value, end of year	$20.94	$15.30	$12.91	$12.85	$10.51

Total return	36.86%	18.51%	0.47%	22.26%	50.57%

Ratios/supplemental data:
Net assets, end of year (millions)	$84.4	$71.3	$70.6	$85.1	$85.6

Ratio of total expenses to average net assets:
Before fees waived	1.54%	1.58%	1.54%	1.56%	1.63%

After fees waived	1.47%	1.57%[1]	1.54%^^	1.55%	1.62%

Ratio of net investment loss to average net assets:	(0.83)%	(0.56)%	(1.06)%	(0.62)%	(0.73)%

Portfolio turnover rate	153.56%	142.07%	125.18%	113.76%	131.36%

^	Amount represents less than $0.01 per share.
^^	Percentage impact rounds to less than 0.01%.
[1]	Ratio excludes $4,032 of fees paid indirectly or 0.01% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights | 79

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Year Ended December 31,		Period Ended
	2013	2012	December 31, 2011**
Net asset value, beginning of year	$11.01	$10.32	$10.00

Income from investment operations:
Net investment income	0.26	0.30	0.03
Net realized gain and net change in unrealized appreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.43	0.67	0.31

Total income from investment operations	0.69	0.97	0.34

Less distributions:
From net investment income	(0.28)	(0.27)	(0.02)

From net realized gain	—	(0.01)	—	^

Total distributions	(0.28)	(0.28)	(0.02)

Redemption fee proceeds	— ^	— ^	—

Net asset value, end of year	$11.42	$11.01	$10.32

Total return	6.32%	9.41%	3.41	%+

Ratios/supplemental data:
Net assets, end of year (millions)	$600.9	$349.2	$152.0

Ratio of total expenses to average net assets:
Before fees waived	1.82%[6]	1.91%[2,4]	2.08	%*2,3

After fees waived	1.66%[6]	1.64%[4,5]	1.61	%*3

Ratio of net investment income (loss) to average net assets:	2.53%[6]	3.22%[4]	1.51	%*3

Portfolio turnover rate	179.19%[1]	160.54%[1]	34.19	%+[1]

*	Annualized.
+	Not annualized.
**	Commenced operations on September 30, 2011.
^	Amount represents less than $0.01 per share.
[1]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
[2]	Does not include the impact of approximately $81,645 for the period ended December 31, 2011 and $131,223 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider (see Note 3). Had such amounts been included, the annualized ratio of total expenses to average net assets before fees waived and expenses paid indirectly would have been 2.41% for the period ended December 31, 2011 and 1.96% for the year ended December 31, 2012.

[3]	Includes Interest & Dividend expense of 0.12% of average net assets.
[4]	Includes Interest & Dividend expense of 0.15% of average net assets.
[5]	Ratio excludes $465 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[6]	Includes Interest & Dividend expense of 0.17% of average net assets.

The accompanying notes are an integral part of these financial statements.

80 | Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Year Ended December 31,				Period Ended
	2013	2012	2011	2010	December 31, 2009**
Net asset value, beginning of year	$13.79	$12.37	$12.94	$10.87	$8.32

Income from investment operations:
Net investment loss	(0.11)	(0.16)	(0.02)	(0.03)	(0.03)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	4.93	1.83	(0.55)	2.10	2.58

Total income (loss) from investment operations	4.82	1.67	(0.57)	2.07	2.55

Less distributions:
From net investment income	—	—	—	—	—

From net realized gain	(0.74)	(0.25)	—	—	—

Total distributions	(0.74)	(0.25)	—	—	—

Redemption fee proceeds	—	—	—	— ^	—

Net asset value, end of year	$17.87	$13.79	$12.37	$12.94	$10.87

Total return	35.22%	13.51%	(4.40)%	19.04%	30.65	%+

Ratios/supplemental data:
Net assets, end of year (thousands)	$91.7	$86.0	$319.3	$141.6	$4.5

Ratio of total expenses to average net assets:
Before fees waived	1.55%	1.55%	1.53%	1.54%	1.57	%*

After fees waived	1.48%	1.53%[2]	1.51%	1.52%	1.56	%*

Ratio of net investment loss to average net assets:	(0.52)%	(0.34)%	(0.46)%	(0.51)%	(0.70	)%*

Portfolio turnover rate	113.28%[1]	74.03%[1]	71.42%[1]	77.22%[1]	87.83	%+[1]

*	Annualized.
+	Not annualized.
**	Commenced operations on April 30, 2009.
^	Amount represents less than $0.01 per share.
[1]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
[2]	Ratio excludes $3 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights | 81

Litman Gregory Masters International Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Year Ended December 31,				Period Ended
	2013	2012	2011	2010	December 31, 2009**
Net asset value, beginning of year	$14.92	$12.53	$15.03	$13.04	$9.85

Income from investment operations:
Net investment income	0.12	0.11	0.07	0.04	—
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, options, and foreign currency	3.03	2.35	(2.54)	1.99	3.25

Total income (loss) from investment operations	3.15	2.46	(2.47)	2.03	3.25

Less distributions:
From net investment income	(0.15)	(0.07)	(0.03)	(0.04)	(0.06)
From net realized gain	—	—	—	—	—

Total distributions	(0.15)	(0.07)	(0.03)	(0.04)	(0.06)

Redemption fee proceeds	— ^	— ^	— ^	— ^	—

Net asset value, end of year	$17.92	$14.92	$12.53	$15.03	$13.04

Total return	21.12%	19.64%	(16.46)%	15.58%	32.97	%+

Ratios/supplemental data:
Net assets, end of year (millions)	$345.4	$274.6	$240.8	$243.2	$152.3

Ratio of total expenses to average net assets:
Before fees waived	1.55%	1.55%	1.51%	1.53%	1.51	%*

After fees waived	1.36%	1.40%[2]	1.36%	1.39%	1.39	%*

Ratio of net investment income (loss) to average net assets:	0.76%	0.80%	0.46%	0.22%	(0.10	)%*

Portfolio turnover rate	112.35%[1]	107.28%[1]	127.07%[1]	98.74%[1]	104.05	%+[1]

*	Annualized.
+	Not annualized.
**	Commenced operations on April 30, 2009.
^	Amount represents less than $0.01 per share.
[1]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
[2]	Ratio excludes $21 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

82 | Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period.

	Year Ended December 30,		Period Ended
	2013	2012	December 31, 2011**
Net asset value, beginning of year	$11.02	$10.32	$10.00

Income from investment operations:
Net investment income	0.24	0.26	0.02
Net realized gain and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.43	0.68	0.32

Total income from investment operations	0.67	0.94	0.34

Less distributions:
From net investment income	(0.26)	(0.23)	(0.02)
From net realized gain	—	(0.01)	—	^

Total distributions	(0.26)	(0.24)	(0.02)

Redemption fee proceeds	— ^	— ^	—

Net asset value, end of year	$11.43	$11.02	$10.32

Total return	6.07%	9.16%	3.39	%+

Ratios/supplemental data:
Net assets, end of year (millions)	$108.3	$58.5	$17.2

Ratio of total expenses to average net assets:
Before fees waived	2.07%[6]	2.16%[2,4]	2.33	%*[2,3]

After fees waived	1.91%[6]	1.89%[4,5]	1.86	%*[3]

Ratio of net investment income (loss) to average net assets:	2.27%[6]	2.98%[4]	1.41	%*[3]

Portfolio turnover rate	179.19%[1]	160.54%[1]	34.19	%+[1]

*	Annualized.
+	Not annualized.
**	Commenced operations on September 30, 2011.
^	Amount represents less than $0.01 per share.
[1]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
[2]	Does not include the impact of approximately $3,769 for the period ended December 31, 2011 and $20,109 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider (see Note 3). Had such amounts been included, the annualized ratio of total expenses to average net assets before fees waived and expenses paid indirectly would have been 2.66% for the period ended December 31, 2011 and 2.21% for the year ended December 31, 2012.
[3]	Includes Interest & Dividend expense of 0.12% of average net assets.
[4]	Includes Interest & Dividend expense of 0.15% of average net assets.
[5]	Ratio excludes $71 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[6]	Includes Interest & Dividend expense of 0.17% of average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights | 83

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of four separate series: Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund and Litman Gregory Masters Alternative Strategies Fund (each a “Fund” and collectively the “Funds”).

Litman Gregory Masters Equity Fund (“Equity Fund”) seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of seven highly regarded portfolio managers. The Fund offers two classes of shares: Institutional and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). The Investor Class commenced operations on April 30, 2009.

Litman Gregory Masters International Fund (“International Fund”) seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of seven highly regarded international portfolio managers. The Fund offers two classes of shares: Institutional and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). The Investor Class commenced operations on April 30, 2009.

Litman Gregory Masters Smaller Companies Fund (“Smaller Companies Fund”) seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded smaller company portfolio managers. The Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Alternative Strategies Fund (“Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes. The Fund offers two classes of shares: Institutional and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see note 9). Both classes commenced operations on September 30, 2011.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the securities are valued at fair value as determined in good faith by the Investment Managers that selected the security for the Fund’s portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the Investment Company Act of 1940.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

84 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

B.	Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C.	Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of December 31, 2013, there were restricted securities held in the Smaller Companies Fund and Alternative Strategies Fund. The value of these securities were $840,700 or 1.0% in the Smaller Companies Fund, and $55,611,612 or 7.8% in the Alternative Strategies Fund, respectively of the Fund’s net assets. The Advisor has deemed all restricted securities liquid, except three securities in the Alternative Strategies Fund, which were valued at $1,352,338 or 0.2% of net assets. The acquisition dates were 11/21/2011, 02/10/2012, and 05/10/2012, with a net cost of $1,277,809.

D.	Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statements of Operations as realized gain (loss) on foreign currency transactions. Counter-parties to these forward contracts are major U.S. financial institutions. For further information on the forward contracts held by each Fund, please refer to Note 7.

E.	Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

Notes to Financial Statements | 85

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

F.	Financial futures contracts. Each Fund invests in financial futures contracts primarily for the purpose of hedging its existing portfolio securities, or securities that each Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, each Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin

86 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

deposit). Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. Each Fund recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, each Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

G.	Short sales. Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When each Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which each Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

H.	Credit default swaps. Each Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where each Fund is selling protection, the notional amount approximates the maximum loss.

I.	Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2013, and have determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense on the Statement of Operations. During the year ended December 31, 2013, the Funds did not incur any interest or penalties. Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds’ invest.

J.	Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

K.	Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Expenses that can be directly attributed to a specific class, such as 12b-1 expenses, are allocated to that specific class based on net assets.

L.	Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Funds’ policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited.

M.	Expenses Paid Indirectly. Under terms of the Trust’s Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

Notes to Financial Statements | 87

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

N.	Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

O.	Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

P.	Restricted Cash. At December 31, 2013, the Alternative Strategies Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian as well as with brokers and is reflected in the Statements of Assets and Liabilities as Deposits at Brokers and custodian for securities sold short, options, and swaps. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

Equity Fund	1.10% on the first $750 million and
1.00% on assets in excess of $750 million
International Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion
Smaller Companies Fund	1.14% on the first $450 million and
1.04% on assets in excess of $450 million
Alternative Strategies Fund	1.40% on the first $2 billion and
1.30% on assets between $2 and $3 billion
1.25% on assets between $3 and $4 billion
1.20% on assets in excess of $4 billion

The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from its advisory fees.

Through April 30, 2015, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 1.03% of the average daily net assets of the Equity Fund, 0.88% of the average daily net assets of the International Fund, and 1.08% of the average daily net assets of the Smaller Companies Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the year ended December 31, 2013, the amount waived, contractual and voluntary, was $234,446, $2,819,494, $55,596 and $10,123 for Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund and Litman Gregory Masters Alternative Strategies Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2015, Litman Gregory has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional and Investor Classes will not exceed 1.49% and 1.74%, respectively. For the year ended December 31, 2013, the amount waived contractually was $848,585 for the Alternative Strategies Fund. The Advisor may be reimbursed by the Fund no later than the end of the third fiscal year following the year of the waiver. The following table shows the waived or reimbursed expenses subject to potential recovery expiring on December 31:

		Alternative
Year Incurred	Expiration Year	Strategies Fund
2012	2015	$825,383
2013	2016	$848,585

88 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Certain service providers agreed to reduce all or a portion of their fees in the Alternative Strategies Fund. For the year ended December 31, 2013, these waived fees totaled $0, for the year ended December 31, 2012, these fees totaled $151,332 and for the year ended December 31, 2011, these fees totaled $85,414.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Administrator to the Funds. State Street Bank and Trust (“State Street”) serves as the Funds’ Custodian and Fund Accountant. Boston Financial Data Services (“BFDS”), an affiliate of State Street, serves as the Funds’ Transfer Agent. Quasar Distributors, LLC (“Quasar”), an affiliate of USBFS, acts as the Funds’ distributor and principal underwriter.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $55,250 annually for the services of the CCO.

No Managers used their respective affiliated entity for purchases and sales of the Funds’ portfolio securities for the year ended December 31, 2013.

During the year ended December 31, 2013, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $90,000. A new independent Trustee was elected on May 28, 2013, and was compensated a prorated amount of $53,406.

Certain officers and Trustees of the Trust are also officers of the Advisor.

Note 4 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the year ended December 31, 2013, excluding short-term investments and U.S. government obligations, were as follows:

Fund	Purchases	Sales
Equity Fund	$385,904,191	$355,684,079
International Fund	$1,638,017,256	$1,731,880,137
Smaller Companies Fund	$97,939,003	$115,916,718
Alternative Strategies Fund	$1,053,261,549	$854,767,084

Note 5 – Fair Value of Financial Investments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible referred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements | 89

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 1 or Level 2 of the fair value hierarchy.

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of December 31, 2013. These assets are measured on a recurring basis.

Equity Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant	Significant
	active markets for	other observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity(a)
Common Stocks	$398,319,507	$—	$—	$398,319,507
Total Equity	$398,319,507	$—	$—	$398,319,507
Rights/Warrants	$128,000	$—	$—	$128,000
Short-Term Investments	$—	$22,165,000	$—	$22,165,000
Total Investments in Securities	$398,447,507	$22,165,000	$—	$420,612,507
Other Financial Instruments*	$(18,526)	$—	$—	$(18,526)

(a)	See Fund’s Schedule of Investments for sector classifications.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts and written options. Futures, forwards and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

There were no significant transfers between any levels in the Fund as of December 31, 2013.

90 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

International Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant	Significant
	active markets for	other observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity
Common Stocks
Australia	$41,933,413	$—	$—	$41,933,413
Belgium	$17,579,181	$—	$—	$17,579,181
Brazil	$40,922,371	$—	$—	$40,922,371
Canada	$121,177,565	$—	$—	$121,177,565
China	$41,385,625	$—	$—	$41,385,625
Denmark	$21,637,941	$—	$—	$21,637,941
Finland	$32,202,080	$—	$—	$32,202,080
France	$141,711,933	$—	$—	$141,711,933
Germany	$159,306,379	$—	$—	$159,306,379
Greece	$5,568,143	$—	$—	$5,568,143
Hong Kong	$73,275,453	$—	$—	$73,275,453
India	$19,421,419	$—	$—	$19,421,419
Italy	$49,700,243	$—	$—	$49,700,243
Japan	$152,912,506	$—	$—	$152,912,506
Malaysia	$14,085,014	$—	$—	$14,085,014
Netherlands	$56,780,362	$—	$—	$56,780,362
Panama	$21,257,804	$—	$—	$21,257,804
Philippines	$16,998,050	$—	$—	$16,998,050
Poland	$13,712,573	$—	$—	$13,712,573
Russia	$12,680,620	$—	$—	$12,680,620
Singapore	$11,402,258	$—	$—	$11,402,258
South Africa	$6,866,504	$—	$—	$6,866,504
South Korea	$17,881,552	$—	$—	$17,881,552
Spain	$52,729,747	$—	$—	$52,729,747
Sweden	$21,073,680	$—	$—	$21,073,680
Switzerland	$121,373,767	$—	$—	$121,373,767
United Kingdom	$270,773,636	$—	$—	$270,773,636
United States	$43,663,794	$—	$—	$43,663,794
Total Equity	$1,600,013,613	$—	$—	$1,600,013,613
Short-Term Investments
United States	$—	$74,085,000	$—	$74,085,000
Total Short-Term Investments	$—	$74,085,000	$—	$74,085,000
Fixed Income
Purchased Currency Options
United States / Europe	$457,159	$—	$—	$457,159
United States / Japan	$312,646	$—	$—	$312,646
Total Fixed Income	$769,805	$—	$—	$769,805
Total Investments in Securities	$1,600,783,418	$74,085,000	$—	$1,674,868,418
Other Financial Instruments*	$(1,999,307)	$—	$—	$(1,999,307)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts and written options. Futures, forwards and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

Notes to Financial Statements | 91

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Following is a schedule of transfers into Level 1 for the International Fund:

Transfers
into
Description	Level 1*(1)
Equity
Common Stocks	$651,224,078
Total Equity	$651,224,078

*	The amount of transfers in are reflected at the securities’ fair value at the end of the period.

Following is a schedule of transfers out of Level 2 for the International Fund:

Transfers
out
Description	of Level 2*(1)
Equity
Common Stocks	$(651,224,078)
Total Equity	$(651,224,078)

*	The amount of transfers in are reflected at the securities’ fair value at the end of the period.

(1)	Transfers between Level 1 and Level 2 for the Litman Gregory Masters International Fund relate to the use of systematic fair valuation. On days when systematic fair valuation is used, non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification. At December 31, 2013, the securities in the International Fund were not adjusted using systematic fair valuation resulting in a Level 1 classification.

Smaller Companies Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant other	Significant
	active markets for	observable	unobservable
Description	identical assets	inputs	inputs	Total
Equity(a)
Common Stocks	$67,812,010	$1,223,200	$—	$69,035,210
Exchange Traded Funds	$1,839,109	$—	$—	$1,839,109
Total Equity	$69,651,119	$1,223,200	$—	$70,874,319
Short-Term Investments	$—	$13,568,000	$—	$13,568,000
Total Investments in Securities	$69,651,119	$14,791,200	$—	$84,442,319
Other Financial Instruments*	$—	$—	$—	$—

(a)	See Fund’s Schedule of Investments for sector classifications.

Following is a schedule of transfers out of Level 1 for the Smaller Companies Fund:

	Transfers
	out
Description	of Level 1*
Equity
Common Stocks	$(382,500	)**
Total Equity	$(382,500)

*	The amount of transfers in are reflected at the securities’ fair value at the end of the period.

**	Security deemed illiquid at December 31, 2013, resulting in a Level 2 classification.

Following is a schedule of transfers into Level 2 for the Smaller Companies Fund:

	Transfers
	into
Description	Level 2*
Equity
Common Stocks	$382,500	**
Total Equity	$382,500

*	The amount of transfers in are reflected at the securities’ fair value at the end of the period.

**	Security deemed illiquid at December 31, 2013, resulting in a Level 2 classification.

92 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Alternative Strategies Fund

	Level 1 -	Level 2 -	Level 3 -
	Quoted prices in	Significant other	Significant
	active markets for	observable	unobservable
Description	identical assets	inputs	inputs		Total
Equity(a)
Common Stocks	$215,977,155	$—	$178,624	**	$216,155,779
Exchange Traded Funds	$4,045,251	$—	$—		$4,045,251
Preferred Stocks	$7,089,978	$687,982	$—		$7,777,960
Limited Partnership	$—	$—	$578,294	**	$578,294
Total Equity	$227,112,384	$687,982	$756,918	**	$228,557,284
Rights/ Warrants	$352,378	$—	$—		$352,378
Short-Term Investments
Government Issues	$—	$11,892,622	$—		$11,892,622
Repurchase Agreements	$—	$175,307,000	$—		$175,307,000
Total Short-Term Investments	$—	$187,199,622	$—		$187,199,622
Fixed Income
Asset Backed Securities	$—	$20,479,580	$—		$20,479,580
Bank Loans	$—	$33,760,518	$—		$33,760,518
Convertible Bonds	$—	$13,096,318	$—		$13,096,318
Corporate Bonds	$—	$66,219,879	$1,090,998	**	$67,310,877
Government Securities & Agency Issues	$5,416,638	$12,249,102	$—		$17,665,740
Mortgage Backed Securities	$—	$160,440,245	$1,352,338	(1)	$161,792,583
Total Fixed Income	$5,416,638	$306,245,642	$2,443,336	**	$314,105,616
Purchased Options	$140,243	$—	$—		$140,243
Total Investments in Securities in Assets	$233,021,643	$494,133,246	$3,200,254	**	$730,355,143
Short Sales
Common Stocks	$(48,616,226)	$—	$—		$(48,616,226)
Exchange Traded Funds	$(8,503,734)	$—	$—		$(8,503,734)
Corporate Bonds	$—	$(1,756,994)	$—		$(1,756,994)
Total Short Sales	$(57,119,960)	$(1,756,994)	$—		$(58,876,954)
Total Investments in Securities in Liabilities	$(57,119,960)	$(1,756,994)	$—		$(58,876,954)
Other Financial instruments*
Forwards & Spot Contracts	$(29,272)	$—	$—		$(29,272)
Futures	$270,542	$—	$—		$270,542
Swaps - Total Return	$—	$—	$—		$—
Swaps - Credit Default	$—	$(173,348)	$—		$(173,348)
Written Options	$(162,505)	$—	$—		$(162,505)

(a)	See Fund’s Schedule of Investments for sector classifications.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts and written options. Futures, forwards and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at market value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund.

(1)	These securities were priced by a pricing service; however, the Advisor/Sub-Advisor used their fair value procedures based on other available inputs which more accurately reflected the current fair value of these securities.

There were no significant transfers between Level 1 and Level 2 in the Fund as of December 31, 2013.

Notes to Financial Statements | 93

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Alternative Strategies Fund:

					Change in
	Balance as of		Realized		unrealized				Transfers	Transfers	Balance as of
	December 31,		Gain		appreciation				Into	out of	December 31,
Description	2012	Purchase	(Loss)	Amortization	(depreciation)		Sales		Level 3*	Level 3*	2013
Equities
Common
Stock	$—	$140,023	$—	$—	$38,601	**	$—		$—	$—	$178,624
Limited
Partnership	$847,143	$443,673	$36,789	$—	$23,847	**	$(773,158	)***	$—	$—	$578,294
Total Equity	$847,143	$583,696	$36,789	$—	$62,448		$(773,158)		$—	$—	$756,918
Fixed Income
Corporate
Bonds	$—	$1,063,158	$—	$594	$27,246	**	$—		$—	$—	$1,090,998
Mortgage
Backed
Securities	$1,782,483	$—	$337,572	$4,605	$76,999	**	$(849,321)		$—	$—	$1,352,338
Total Fixed Income	$1,782,483	$1,063,158	$337,572	$5,199	$104,245		$(849,321)		$—	$—	$2,443,336
Total Investments in Securities	$2,629,626	$1,646,854	$374,361	$5,199	$166,693		$(1,622,479)		$—	$—	$3,200,254

*	The amount of transfers in or out are reflected at the securities’ fair value at the end of the period.

**	The amounts represent the total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2013.

***	The amount of $773,158 represents a return of capital of $733,731 and premium received on contribution of $39,427.

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of December 31, 2013.

	Fair Value at
Financial Assets	December 31, 2013	Valuation Techniques	Unobservable Inputs	Ranges	Average
Mortgage-Backed Securities	$1,352,338	Pricing Model*	Quotes/Prices	$45.11-71.26	$54.11
			Discount	4.0-14.6%	12.81%
Limited Partnership	$578,294	NAV as Practical Expedient**	N/A	$104.05	—
Common Stock	$142,143	Most Recent Capitalization (Funding)***	Private Financing	$8.11	—
	$36,481	Valuation based on the potential value of $1.00 to be paid by 2/15/2017 based on the success of a speculative drug. Discounted and probability weighted.	Probability of 20% with a market discount of 10%	—	—
Corporate Bonds	$1,090,998	Most Recent Capitalization (Funding)***	Private Financing	$100.00	—

*	The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans, including whether or not the loans are performing.

94 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

**	No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of Fund’s measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund’s valuation procedures that the Limited Partnerships are not being reported at fair value.

***	The significant unobservable inputs used in the fair value measurement of the Fund’s Private Investment shares and Notes are based on its most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment would be lower.

Note 6 – Income Taxes and Distributions to Shareholders

As of December 31, 2013, the components of accumulated earnings (losses) for income tax purposes were as follows:

			Smaller	Alternative
	Equity	International	Companies	Strategies
	Fund	Fund	Fund	Fund
Tax cost of Investments	$307,846,565	$1,381,814,648	$68,294,282	$689,401,964
Gross Tax Unrealized Appreciation	116,770,923	361,274,028	17,551,173	53,023,668
Gross Tax Unrealized Depreciation	(4,004,981)	(68,220,259)	(1,403,136)	(12,070,492)
Net Tax unrealized appreciation (depreciation) on investments	112,765,942	293,053,769	16,148,037	40,953,176
Net Tax unrealized appreciation (depreciation) on fwd contracts, foreign currency, swaps, futures, & short sales	2,922	163,985	—	(2,780,927)
Net Tax unrealized appreciation (depreciation)	112,768,864	293,217,754	16,148,037	38,172,249
Undistributed Ordinary Income	—	17,455,894	—	1,822,314
Undistributed Long-Term Capital Gains	2,465,039	—	—	—
Capital Loss Carry Forward	(2,091,124)	(236,879,526)	(31,095,046)	(2,862,853)
Current Year Ordinary Late Year Losses	(121,398)	(1,178,913)	—	—
Post-October Capital Losses	—	—	—	—
Other Accumulated Losses	—	—	—	(28,178)
Total accumulated gain/(loss)	113,021,381	72,615,209	(14,947,010)	37,103,532

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

During the year ended December 31, 2013, the Funds utilized the following amounts of capital loss carryforwards:

Capital Loss
Carryover Utilized
Equity Fund	$991,074
International Fund	127,386,823
Smaller Companies Fund	18,425,922
Alternative Strategies Fund	—

The capital loss carry forwards for each Fund were as follows:

	Capital Loss		Capital Loss		Capital Loss		Capital Loss
	Carryover	Expires	Carryover	Expires	Carryover	Expires	Carryover	Expires
Equity Fund*	$2,091,124	12/31/16	$—	—	$—	—	$—	—
International Fund	13,742,486	12/31/16	223,137,040	12/31/17	—	—	—	—
Smaller Companies Fund	452,742	12/31/16	30,642,304	12/31/17	—	—	—	—
Alternative Strategies Fund	—	—	—	—	2,518,842	ST No expiration	344,011	LT No expiration

*	Included in the capital loss carryforward are, $1,580,760 of the Litman Gregory Masters Value Fund’s carryforwards and $510,364 of the Litman Gregory Masters Focused Opportunities Fund’s carryforwards, which are limited under IRC Section 382 and are not currently available for use by the Litman Gregory Masters Equity Fund until December 31, 2014 and will expire December 31, 2016.

Notes to Financial Statements | 95

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2013, the following table shows the reclassifications made:

	Undistributed Net
	Investment	Accumulated Net	Paid In
	Income/(Loss)	Realized Gain/(Loss)	Capital
Equity Fund*	$834,283	$(6,215,114)	$5,380,831
International Fund*	4,699,439	(4,699,438)	1
Smaller Companies Fund*	649,539	22,178	(671,717)
Alternative Strategies Fund*	1,825,878	(1,825,607)	(271)

*	The permanent differences primarily relate to Paydowns, Partnerships, Foreign currency gains/losses and NOL adjustments.

The tax composition of dividends (other than return of capital dividends), for the years ended December 31, 2013 and 2012 as follows:

	2013		2012
		Long-term		Long-term
	Ordinary	Capital	Ordinary	Capital
	Income	Gain	Income	Gain
Equity Fund	$10,055,825	$4,878,612	$2,154,366	$2,901,439
International Fund	$16,332,912	$—	$6,734,244	$—
Smaller Companies Fund	$—	$—	$—	$—
Alternative Strategies Fund	$15,451,282	$—	$8,657,383	$—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2013.

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies, late year losses, and PFIC adjustments.

96 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 7 – Off-Balance Sheet Risk

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies.

A forward contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements as unrealized gain (loss) as measured by the difference between the forward exchange rate at the reporting date and the forward rate on the date the contract is entered into. At December 31, 2013, the Funds had the following forward contracts outstanding:

Litman Gregory Masters Equity Fund

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	December 31, 2013	Delivering	December 31, 2013	Appreciation	Depreciation
1/2/2014	117,047	U.S. Dollar	$161,273	Euro Currency	$160,334	$939	$—
2/19/2014	49,500	U.S. Dollar	81,062	Pound Sterling	80,960	102	—
2/19/2014	49,500	Pound Sterling	80,671	U.S. Dollar	81,063	—	(392)
4/16/2014	1,181,400	Euro Currency	1,605,298	U.S. Dollar	1,614,570	—	(9,272)
4/16/2014	22,000	Euro Currency	30,085	U.S. Dollar	30,067	18	—
4/16/2014	5,400	U.S. Dollar	7,380	Euro Currency	7,344	36	—
4/16/2014	103,710	U.S. Dollar	141,737	Euro Currency	140,995	742	—
4/16/2014	34,400	U.S. Dollar	47,013	Euro Currency	47,313	—	(300)
4/16/2014	1,059,890	U.S. Dollar	1,448,508	Euro Currency	1,458,907	—	(10,399)
			$3,603,027		$3,621,553	$1,837	$(20,363)

Litman Gregory Masters International Fund

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	December 31, 2013	Delivering	December 31, 2013	Appreciation	Depreciation
1/2/2014	319,451	U.S. Dollar	$300,321	Canadian Dollar	$298,235	$2,086	$—
1/2/2014	551,448	U.S. Dollar	759,812	Euro Currency	755,707	4,105	—
1/2/2014	992,956	U.S. Dollar	1,368,144	Euro Currency	1,370,179	—	(2,035)
1/2/2014	1,129,225	U.S. Dollar	1,871,465	Pound Sterling	1,863,405	8,060	—
1/2/2014	157,002	Euro Currency	216,003	U.S. Dollar	216,326	—	(323)
1/2/2014	1,121,044	Euro Currency	1,542,326	U.S. Dollar	1,544,632	—	(2,306)
1/3/2014	255,639	U.S. Dollar	240,330	Canadian Dollar	240,100	230	—
1/3/2014	222,729	Euro Currency	307,432	U.S. Dollar	306,887	545	—
1/6/2014	191,509	U.S. Dollar	180,041	Canadian Dollar	180,176	—	(135)
1/7/2014	85,349	Euro Currency	117,654	U.S. Dollar	117,597	57	—
1/31/2014	24,160,100	Euro Currency	32,046,367	U.S. Dollar	33,288,576	—	(1,242,209)
3/19/2014	16,500,000	Swiss Franc	17,783,813	U.S. Dollar	18,540,940	—	(757,127)
3/19/2014	1,030,000	Swiss Franc	1,128,483	U.S. Dollar	1,157,404	—	(28,921)
9/17/2014	8,630,000	Australian Dollar	7,595,263	U.S. Dollar	7,576,597	18,666	—
			$65,457,454		$67,456,761	$33,749	$(2,033,056)

Notes to Financial Statements | 97

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Litman Gregory Masters Alternative Strategies Fund

						Asset	Liability
						Derivatives	Derivatives
		Fund	U.S. $ Value at	Fund	U.S. $ Value at	Unrealized	Unrealized
Settlement Date		Receiving	December 31, 2013	Delivering	December 31, 2013	Appreciation	Depreciation
1/2/2014	5,385	Canadian Dollar	$5,057	U.S. Dollar	$5,063	$—	$(6)
1/3/2014	253,000,000	U.S. Dollar	481,492	Chilean Peso	482,824	—	(1,332)
1/3/2014	253,000,000	Chilean Peso	479,303	U.S. Dollar	481,492	—	(2,189)
1/3/2014	43	Australian Dollar	39	U.S. Dollar	39	—	—
1/3/2014	5,385	Canadian Dollar	5,057	U.S. Dollar	5,063	—	(6)
1/6/2014	932,000	Euro Currency	1,262,507	U.S. Dollar	1,284,155	—	(21,648)
1/6/2014	1,100,000	U.S. Dollar	905,025	New Zealand Dollar	903,078	1,947	—
1/6/2014	1,100,000	New Zealand Dollar	897,358	U.S. Dollar	905,025	—	(7,667)
1/8/2014	20,466,927	Japanese Yen	194,368	U.S. Dollar	194,451	—	(83)
1/9/2014	1,250,000	Euro Currency	1,046,310	Pound Sterling	1,034,636	11,674	—
1/10/2014	1,260,000	Euro Currency	1,725,595	U.S. Dollar	1,736,086	—	(10,491)
1/13/2014	440,000	U.S. Dollar	606,251	Euro Currency	605,895	356	—
1/13/2014	440,000	Euro Currency	605,552	U.S. Dollar	606,251	—	(699)
1/14/2014	1,141,000	Euro Currency	1,573,113	U.S. Dollar	1,572,120	993	—
1/16/2014	164,500,000	Japanese Yen	1,597,553	U.S. Dollar	1,562,938	34,615	—
1/21/2014	202,200,000	Japanese Yen	1,965,645	U.S. Dollar	1,921,176	44,469	—
1/30/2014	5,620,000	Brazilian Real	2,363,430	U.S. Dollar	2,365,347	—	(1,917)
1/31/2014	995,000	Euro Currency	1,373,268	U.S. Dollar	1,370,943	2,325	—
1/31/2014	44,600,000	Mexican Peso	3,401,905	U.S. Dollar	3,396,976	4,929	—
2/3/2014	253,000,000	Chilean Peso	480,897	U.S. Dollar	479,780	1,117	—
2/3/2014	1,600,000	Euro Currency	2,202,621	U.S. Dollar	2,204,529	—	(1,908)
2/6/2014	226,000	Swiss Franc	248,398	U.S. Dollar	253,870	—	(5,472)
2/7/2014	1,100,000	New Zealand Dollar	900,922	U.S. Dollar	902,990	—	(2,068)
3/17/2014	25,000	U.S. Dollar	22,214	Australian Dollar	22,258	—	(44)
3/17/2014	207,000	U.S. Dollar	183,932	Australian Dollar	182,281	1,651	—
3/17/2014	5,000	U.S. Dollar	4,443	Australian Dollar	4,446	—	(3)
3/17/2014	3,000	U.S. Dollar	2,666	Australian Dollar	2,663	3	—
3/17/2014	1,142,200	Australian Dollar	1,013,925	U.S. Dollar	1,014,915	—	(990)
3/17/2014	120,000	Australian Dollar	106,602	U.S. Dollar	106,627	—	(25)
3/17/2014	330,000	Australian Dollar	293,880	U.S. Dollar	293,225	655	—
3/17/2014	55,000	Australian Dollar	48,654	U.S. Dollar	48,871	—	(217)
3/17/2014	70,000	U.S. Dollar	65,689	Canadian Dollar	65,628	61	—
3/17/2014	20,000	U.S. Dollar	18,768	Canadian Dollar	18,833	—	(65)
3/17/2014	20,000	U.S. Dollar	18,768	Canadian Dollar	18,849	—	(81)
3/17/2014	20,000	U.S. Dollar	18,768	Canadian Dollar	18,805	—	(37)
3/17/2014	120,000	U.S. Dollar	112,609	Canadian Dollar	112,424	185	—
3/17/2014	60,000	U.S. Dollar	56,305	Canadian Dollar	56,097	208	—
3/17/2014	12,562,000	Canadian Dollar	11,783,411	U.S. Dollar	11,788,354	—	(4,943)
3/17/2014	70,000	Canadian Dollar	65,770	U.S. Dollar	65,689	81	—
3/17/2014	7,000	U.S. Dollar	9,645	Euro Currency	9,626	19	—
3/17/2014	629,000	Euro Currency	864,898	U.S. Dollar	866,653	—	(1,755)
3/17/2014	2,040,000	U.S. Dollar	335,246	Norwegian Krone	330,117	5,129	—
3/17/2014	12,477,000	U.S. Dollar	2,050,426	Norwegian Krone	2,024,249	26,177	—
3/17/2014	14,517,000	Norwegian Krone	2,343,522	U.S. Dollar	2,385,673	—	(42,151)
3/17/2014	2,448,000	Pound Sterling	3,994,352	U.S. Dollar	4,054,977	—	(60,625)
3/17/2014	860,000	U.S. Dollar	966,360	Swiss Franc	967,369	—	(1,009)
3/17/2014	860,000	Swiss Franc	967,925	U.S. Dollar	966,360	1,565	—
			$49,670,444		$49,699,716	$138,159	$(167,431)

98 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 8 – Written Options Contracts

The premium amount and the number of option contracts written during the year ended December 31, 2013, were as follows:

	Alternative Strategies Fund
	Premium	Number of
	Amount	Contracts
Options outstanding at December 31, 2012	$277,212	4,366
Options written	2,780,089	65,401
Options closed	(1,752,810)	(34,519)
Options exercised	(172,559)	(3,078)
Options expired	(950,809)	(26,598)
Options outstanding at December 31, 2013	$181,123	5,572

Note 9 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Equity Fund, International Fund and Alternative Strategies Fund will compensate broker-dealers or qualified institutions with whom the Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended December 31, 2013, the Equity, International and Alternative Strategies Investor Classes incurred $176, $783,235 and $222,918, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund’s outstanding shares.

Note 10 – Lines of Credit

The Trust has an unsecured $75,000,000 line of credit for the Equity Fund, International Fund and Smaller Companies Fund (“the three Funds”) expiring on or about March 14, 2014, that is expected to be approved for renewal at the March 2014 Board meeting. Borrowings under this agreement bear interest at the higher of the federal funds rate or overnight libor plus 1.00% per annum. As compensation for holding the lending commitment available, the Trust pays 0.10% per annum fee on the unused portion of the commitment on the unsecured line, which is allocated among the three Funds based on their relative net assets. The fee is payable quarterly in arrears. The Trust also has a secured $50,000,000 line of credit for the Alternative Strategies Fund with its custodian. that was approved for renewal at the December 2013 Board meeting, and expiring on or about January 2, 2015. The line of credit is secured by a general security interest in substantially all of the borrower’s assets. Borrowings under this agreement bear interest at the higher of the federal funds rate or overnight libor plus 1.10% per annum. As compensation for holding the lending commitment available, the Trust pays 0.15% per annum fee on the unused portion of the commitment on the secured line, which is paid for by the Alternative Fund. The fee is payable monthly in arrears. For the year ended December 31, 2013, there were no borrowings for the Equity Fund and Smaller Companies Fund. The International Fund borrowed one time under the line of credit with a duration of 21 days, with an average borrowing of $24,920,310, at an average borrowing rate of 1.1506%. There was no balance outstanding at the end of the year. There was an outstanding balance of $24,500,000 for the Alternative Strategies Fund. The average borrowing for the year ended for the Alternative Strategies Fund was $21,716,438, at an average borrowing rate of 1.2367%.

Note 11 – Limited Partnership Investment

On June 27, 2012, First Pacific Advisors LLC on behalf the Litman Gregory Masters Alternative Strategies Fund executed an agreement to invest in U.S. Farming Realty Trust II, LP, a limited partnership investment. The capital commitment of this investment is approximately $1.3 million. The remaining commitment as of December 31, 2013, is $736,284.

Note 12 – Other Derivative Information

At December 31, 2013, the Funds are invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

Equity

		Asset Derivatives		Liability Derivatives
		Statements of Assets	Fair Value	Statements of Assets	Fair Value
		and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts		Unrealized gain on forward exchange contracts	$1,837	Unrealized loss on forward exchange contracts	$20,363
	Total		$1,837		$20,363

Notes to Financial Statements | 99

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

International Fund

		Asset Derivatives		Liability Derivatives
		Statements of Assets	Fair Value	Statements of Assets	Fair Value
		and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts		Unrealized gain on forward exchange contracts	$33,749	Unrealized loss on forward exchange contracts	$2,033,056
Currency contracts		Investments in securities	769,805	Investments in securities	—
	Total		$803,554		$2,033,056

Alternative Strategies Fund

		Asset Derivatives		Liability Derivatives
		Statements of Assets	Fair Value	Statements of Assets	Fair Value
		and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts		Unrealized gain on forward exchange contracts	$138,159	Unrealized loss on forward exchange contracts	$167,431
Credit swaps		Unrealized gain on swaps	74,329	Unrealized loss on swaps	217,598
Equity swaps		Unrealized gain on swaps	—	Unrealized loss on swaps	—
Equity contracts		Investments in securities	140,243	Written options	162,505
		*	—	*	272,414
Interest rate contracts		*	542,956	*	—
	Total		$895,687		$819,948

*	Includes cumulative appreciation/depreciation on futures contracts described previously. Only current days variation margin is reported within the Statements of Assets and Liabilities.

For the year ended December 31, 2013, the effect of derivative contracts in the Funds’ Statements of Operations were as follows:

Equity Fund

Net Realized Gain (Loss) on				Net Change in Unrealized Appreciation (Depreciation) on
Foreign Currency Transactions				Foreign Currency Transactions
		Contracts	Total			Contracts	Total
Foreign exchange contracts		$(39,611)	$(39,611)	Foreign exchange contracts		$(18,526)	$(18,526)
	Total	$(39,611)	$(39,611)		Total	$(18,526)	$(18,526)

International Fund

Net Realized Gain (Loss) on Derivative Instruments
		Foreign Currency	Investments in
Statements of Operations Location		Transactions	Securities
Currency contract		$—	$(507,988)
Foreign exchange rate		3,168,554	—
	Total	$3,168,554	$(507,988)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
		Foreign Currency	Investments in
Statements of Operations Location		Transactions	Securities
Currency contract		$—	$(127,351)
Foreign exchange rate		(2,589,755)	—
	Total	$(2,589,755)	$(127,351)

Alternative Strategies Fund

Net Realized Gain (Loss) on
Derivative Instruments
		Foreign Currency	Investments in	Written		Swap
Statements of Operations Location		Transactions	Securities	Options	Futures	Contracts
Credit		$—	$—	$—	$—	$(1,887,990)
Equity		—	(1,438,407)	418,343	(937,902)	(63,121)
Interest rate		—	—	—	150,153	—
Foreign exchange rate		510,286	(24,990)	—	—	—
	Total	$510,286	$(1,463,397)	$418,343	$(787,749)	$(1,951,111)

100 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
		Foreign Currency	Investments	Written		Swap
Statement of Operations Location		Transactions	in Securities	Options	Futures	Contracts
Credit		$—	$—	$—	$—	$(38,394)
Equity		—	129,224	246,268	(269,713)	(75,226)
Interest rate		—	—	—	543,129	—
Foreign exchange rate		(54,480)	—	—	—	—
	Total	$(54,480)	$129,224	$246,268	$273,416	$(113,620)

Volume of Derivative Instruments for the Equity Fund during the year ended December 31, 2013:

		Quarterly
Derivative Type	Unit of Measurement	Average
Forward Foreign Currency Exchange Contracts	Contracts to Deliver/Receive	$2,580,950

Volume of Derivative Instruments for the International Fund during the year ended December 31, 2013:

		Quarterly
Derivative Type	Unit of Measurement	Average
Forward Foreign Currency Exchange Contracts	Contracts to Deliver/Receive	$1,484,502,858
Purchased Option Currency Contracts	Principal Amount	$36,013,000

Volume of Derivative Instruments for the Alternative Strategies Fund during the year ended December 31, 2013:

		Quarterly
Derivative Type	Unit of Measurement	Average
Credit Default & Total Return Swaps	Notional Quantity	$37,664,809
Forward Foreign Currency Exchange Contracts	Contracts to Deliver/Receive	$1,781,678,576
Futures Contracts	Notional Quantity	$29,344,193
Purchased Option Contracts	Contracts	5,071
Written Option Contracts	Contracts	5,414

Notes to Financial Statements | 101

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The following tables represent the ASU 2013-01 disclosure related to offsetting assets and liabilities for each of the Funds as of December 31, 2013:

Equity Fund

Assets:	Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts
	Presented in
	the Statements			Cash Collateral
	of Assets and	Financial	Securities Collateral	(Pledged)
	Liabilities	Instruments	(Pledged) Received	Received	Net Amount
Description
Forward Contract Counterparties:
State Street Bank & Trust Co.	$1,837	$(1,837)	$—	$—	$—
Repurchase Agreements	22,165,000	—	—	—	22,165,000
	$22,166,837	$(1,837)	$—	$—	$22,165,000

Liabilities:	Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts
	Presented in
	the Statements			Cash Collateral
	of Assets and	Financial	Securities Collateral	(Pledged)
	Liabilities	Instruments	(Pledged) Received	Received	Net Amount
Description
Forward Contract Counterparties:
State Street Bank & Trust Co.	$20,363	$(1,837)	$—	$—	$18,526
	$20,363	$(1,837)	$—	$—	$18,526

International Fund

Assets:	Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts
	Presented in
	the Statements			Cash Collateral
	of Assets and	Financial	Securities Collateral	(Pledged)
	Liabilities	Instruments	(Pledged) Received	Received	Net Amount
Description
Forward Contract Counterparties:
Bank of America N.A.	$2,086	$—	$—	$—	$2,086
Barclays Bank Plc	8,059	—	—	—	8,059
Brown Brothers Harriman & Co.	57	(57)	—	—	—
Credit Suisse	4,106	—	—	—	4,106
Deutsche Bank AG	230	—	—	—	230
Goldman Sachs International	—	—	—	—	—
Standard Chartered Bank	545	—	—	—	545
State Street Bank & Trust Co.	18,666	(18,666)	—	—	—
Repurchase Agreements	74,085,000	—	—	—	74,085,000
	$74,118,749	$(18,723)	$—	$—	$74,100,026

102 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Liabilities:	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Gross Amounts
Presented in
	the Statements			Cash Collateral
	of Assets and	Financial	Securities Collateral	(Pledged)
	Liabilities	Instruments	(Pledged) Received	Received	Net Amount
Description
Forward Contract Counterparties:
Bank of America N.A.	$—	$—	$—	$—	$—
Barclays Bank Plc	—	—	—	—	—
Brown Brothers Harriman & Co.	2,629	(57)	—	—	2,572
Credit Suisse	—	—	—	—	—
Deutsche Bank AG	—	—		—	—
Goldman Sachs International	2,035	—	—	—	2,035
Standard Chartered Bank	—	—	—	—	—
State Street Bank & Trust Co.	2,028,392	(18,666)	—	—	2,009,726
	$2,033,056	$(18,723)	$—	$—	$2,014,333

Smaller Companies Fund

Assets:	Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts
	Presented in
	the Statements			Cash Collateral
	of Assets and	Financial	Securities Collateral	(Pledged)
	Liabilities	Instruments	(Pledged) Received	Received	Net Amount
Description
Repurchase Agreements	$13,568,000	$—	$—	$—	$13,568,000
	$13,568,000	$—	$—	$—	$13,568,000

Notes to Financial Statements 103

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Alternative Strategies Fund

Assets:	Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts
	Presented in
	the Statements			Cash Collateral
	of Assets and	Financial	Securities Collateral	(Pledged)
	Liabilities	Instruments	(Pledged) Received	Received	Net Amount
Description
Forward Contract Counterparties:
Citibank N.A.	$1,947	$(1,947)	$—	$—	$—
Credit Suisse International	98,154	(35,165)	—	—	62,989
Deutsche Bank AG	2,325	(2,325)	—	—	—
Goldman Sachs & Co.	35,733	(35,733)	—	—	—
Income Repatriation Boston IBS	—	—	—	—	—
State Street Bank & Trust Co.	—	—	—	—	—
Futures Contracts	55,860	(22,577)	—	33,283	—
Swap Contracts Counterparties:
Credit Suisse Securities LLC	—	—	—	—	—
Citigroup Global Markets	43,465	—	—	—	43,465
Bank of America N.A.	25,393	(25,393)	—	—	—
UBS	—	—	—	—	—
Goldman Sachs International	—	—	—	—	—
Morgan Stanley	5,471	(2,619)	—	2,852	—
Repurchase Agreements	175,307,000	—	—	—	175,307,000
	$175,575,348	$(125,759)	$—	$36,135	$175,413,454

Liabilities:	Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts
	Presented in
	the Statements			Cash Collateral
	of Assets and	Financial	Securities Collateral	(Pledged)
	Liabilities	Instruments	(Pledged) Received	Received	Net Amount
Description
Forward Contract Counterparties:
Citibank N.A.	$9,735	$(1,947)	$—	$—	$7,788
Credit Suisse International	35,165	(35,165)	—	—	—
Deutsche Bank AG	10,491	(2,325)	—	—	8,166
Goldman Sachs & Co.	111,944	(35,733)	—	—	76,211
Income Repatriation Boston IBS	6	—	—	—	6
State Street Bank & Trust Co.	90	—	—	—	90
Futures Contracts	22,577	(22,577)	—	—	—
Swap Contracts Counterparties:
Credit Suisse Securities LLC	145,850	—	—	(145,850)	—
Citigroup Global Markets	—	—	—	—	—
Bank of America N.A.	69,129	(25,393)	—	(43,736)	—
UBS	—	—	—	—	—
Goldman Sachs International	—	—	—	—	—
Morgan Stanley	2,619	(2,619)	—	—	—
	$407,606	$(125,759)	$—	$(189,586)	$92,261

104 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 13 – Unfunded Loan Commitment

At December 31, 2013, unfunded loan commitment for the Alternative Strategies Fund was as follows:

Unfunded
Borrower	Commitment
Grada World Security Corporation, Delayed Draw Term Loan	$38,093
Power Team Services, LLC, Delayed Draw Term Loan	2,825
Outlets at the Border	368,250
RIM V	270,371
450 Hayes	166,768
College Terrace	301,377
$1,147,684

Note 14 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Asset-backed securities investment risk. The risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity. These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba through C by Moody’s Investors Service (“Moody’s”) or BB through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

•	Credit Risk. This is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

Notes to Financial Statements | 105

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

•	Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of their assets in stocks of companies based outside of the United States.

•	Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Fund may invest in foreign currencies for investment and hedging purposes.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

•	Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•	Short Sale Risk. This is the risk that the value of a security the Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Fund invests may be renegotiated or terminated.

•	Multi-Strategy Management Risk. This is the risk that the Fund could experience overlapping security transactions as a result of having different portfolio managers using different strategies to manage the Fund’s assets. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment strategy.

•	Portfolio Turnover Risk. This is the risk that the Alternative Strategies Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account.

•	Unfavorable Tax Treatment Risk: This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates.

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

•	Multi-Style Management Risk. Because portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•	Smaller Companies Risk. The Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

106 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

•	Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.

•	Distressed Companies Risk. The Fund may invest a portion of its assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may be difficult to value accurately or may become worthless.

•	Non-Diversification Risk. A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value and total return than would be the case in a diversified fund holding a larger number of securities. This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

•	Emerging Markets Risk. The Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

Note 15 – Results of Special Meeting of Shareholders (Unaudited)

The Funds held a special meeting of shareholders on March 15, 2013, relating to the approval of a new Investment Advisory Agreement between the Trust, on behalf of the Funds, and the Advisor, as well as the election of two Trustees to the Board. The shareholders approved the New Agreement with respect to each Fund and elected Messrs. Shefrin and DeGroot to the Board. A total of 115,800,469 shares were represented at the meeting, either in person or by valid proxy, constituting 69.2% of the shares eligible to vote. The voting results were as follows:

Proposal 1 – to approve a new Investment Advisory Agreement between the Trust, on behalf of the Funds:

Fund	For	Against	Abstain	Non-Vote
Litman Gregory Masters Equity Fund*	10,748,702	85,810	112,354	1,853,933
Litman Gregory Masters International Fund	58,528,975	664,730	164,851	8,897,871
Litman Gregory Masters Value Fund*	3,552,156	22,327	19,180	572,237
Litman Gregory Masters Smaller Companies Fund	1,680,541	8,875	29,007	634,165
Litman Gregory Masters Focused Opportunities Fund*	4,143,323	0	0	209,607
Litman Gregory Masters Alternative Strategies Fund	17,882,816	32,664	74,825	5,881,518

Proposal 2 – the election of two Trustees, Messrs. Shefrin and DeGroot, to the Board of Trustees of the Trust (the “Board”):

	For	Withheld	Non-Vote
Harold M. Shefrin	114,925,140	874,326	18,049,331
Jeremy DeGroot	99,122,756	16,677,712	18,049,331

*	The Litman Gregory Masters Value Fund and the Litman Gregory Masters Focused Opportunities Fund have since merged with the Litman Gregory Masters Equity Fund.

Note 16 – Fund Reorganizations

As of the close of business on June 20, 2013 and December 19, 2013, respectively, pursuant to Agreements and Plans of Reorganization previously approved by the Funds’ Board of Trustees, all of the assets, subject to the liabilities, of the Litman Gregory Masters Value Fund (the “Value Fund”) and Litman Gregory Masters Focused Opportunities Fund (the “Focused Opportunities Fund”), respectively, were transferred to the Litman Gregory Masters Equity Fund (the “Equity Fund”). The Board determined that the reorganizations were in the best interest of the Value Fund and Focused Opportunities Funds’ shareholders, and did not dilute the interests of existing shareholders. Shareholders of the Value Fund and Focused Opportunities Fund received 0.9795 and 0.8525 Institutional Class shares, respectively, of the Equity Fund, which is equivalent in aggregate net asset value to the value of their shares of the Value Fund and the Focused Opportunities Fund. The reorganizations qualified as a tax-free reorganization to the Litman

Notes to Financial Statements | 107

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Gregory Masters Funds’ shareholders. For financial reporting purposes, the acquiring fund is deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the acquired funds. The assets received and shares issued by the Equity Fund were recorded at fair value; however, the cost basis of the investments received from the Value Fund and Focused Opportunities Fund were carried forward to align ongoing reporting of the Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Information with respect to the net assets and other relevant operating data for the acquired funds on the merger date are included below:

Equity Fund and Value Fund Reorganization

Litman Gregory Masters
Acquired Fund	Value Fund
Net Assets	$67,851,847
Shares Outstanding	4,554,457
Net Asset Value	$14.90
Investments at fair value	$10,658,482
Unrealized appreciation/(depreciation)	$8,433,400
Undistributed net investment income	—
Accumulated net realized gain (loss)	—
Tax capital loss carryforward	—

Litman Gregory Masters
Acquiring Fund	Equity Fund
Net Assets immediately prior to merger	280,971,536
Net Assets immediately after merger	348,823,383
Fund Shares Issued in exchange for acquired fund	4,461,002
Exchange rate for shares issued	0.9795

Equity Fund and Focused Opportunities Fund Reorganization

Litman Gregory Masters
Focused Opportunities
Acquired Fund	Fund
Net Assets	$51,170,208
Shares Outstanding	3,430,098
Net Asset Value	$14.92
Investments at fair value	$19,032,831
Unrealized appreciation/(depreciation)	$(7,247,266)
Undistributed net investment income	—
Accumulated net realized gain (loss)	—
Tax capital loss carryforward	—

Litman Gregory Masters
Acquiring Fund	Equity Fund
Net Assets immediately prior to merger	$362,565,763
Net Assets immediately after merger	$413,735,971
Fund Shares Issued in exchange for acquired fund	2,924,012
Exchange rate for shares issued	0.8525

Assuming the acquisitions had been completed on January 1, 2013, the beginning of the annual reporting period of the Funds, the Fund’s pro forma results of operations for the year ended December 31, 2013, are as follows:

Litman Gregory Masters
Equity Fund
Net investment loss	$(731,951)
Net realized and unrealized gain on Investments	$128,827,647
Total increase from operations	$128,095,696

108 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended December 31 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Board Consideration of and Continuation and Renewal of Investment Advisory Agreements

At in-person meetings (collectively, the “Meetings” and each a “Meeting”) the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and approved through December 31, 2014 (i) the Unified Investment Advisory Agreement (the “Investment Advisory Agreement”) between the Trust and Litman Gregory Fund Advisors, LLC (the “Advisor”) with respect to the Litman Gregory Masters Equity Fund (the “Equity Fund”), the Litman Gregory Masters International Fund (the “International Fund”), the Litman Gregory Masters Smaller Companies Fund (the “Smaller Companies Fund”) and the Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund”) (each of the Equity Fund, the International Fund, the Smaller Companies Fund and the Alternative Strategies Fund, a “Fund,” and collectively, the “Funds”), and (ii) the investment sub-advisory agreements (the “Investment Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreement, the “Advisory Agreements”) between the Advisor and each of Davis Selected Advisers, L.P., Fiduciary Management, Inc., Harris Associates L.P. (“Harris”), Sands Capital Management, LLC, Turner Investments, L.P. (“Turner”) and Wells Capital Management, Inc. (“Wells”) with respect to the Equity Fund; each of Harris, Lazard Asset Management LLC, Marsico Capital Management, LLC, Northern Cross, LLC, Third Avenue Management, LLC, Thornburg Investment Management, Inc. and Wellington Management Company, LLP with respect to the International Fund; each of Cove Street Capital, LLC, First Pacific Advisers, LLC (“FPA”), Turner and Wells with respect to the Smaller Companies Fund; and each of DoubleLine Capital LP, FPA, Loomis Sayles & Company, LP, and Water Island Capital, LLP with respect to the Alternative Strategies Fund (each of the foregoing sub-advisors, a “Sub-Advisor,” and collectively, the “Sub-Advisors”).

Prior to the Meetings, the Independent Trustees had requested detailed information from the Advisor regarding the Funds. The materials provided by the Advisor were extensive and included different analyses of each Fund’s fees and expenses, including investment advisory fees and information, as applicable, relating to each Fund’s investment objectives, investment results, portfolio composition, advisory fee and expense comparisons and information on each Sub-Advisor’s performance within the various Funds in comparison to that achieved for other accounts (including, if applicable, other mutual funds) managed by each such Sub-Advisor. In addition, the Independent Trustees discussed the approval of the Advisory Agreements with representatives of the Advisor and were advised by independent counsel on these and other relevant matters.

The Board noted that it had received information about the Funds throughout the periods, which included a wide variety of materials relating to the services provided by the Advisor and the Sub-Advisors, including reports on the Funds’ and each Sub-Advisor’s investment results, portfolio composition, portfolio trading practices and shareholder services, in addition to other information relating to the nature, extent and quality of services provided by the Advisor and the Sub-Advisors. Throughout the periods, the Board also received in-person presentations from various members of senior management at the Advisor and requested and reviewed supplemental information, which included extensive materials regarding the Funds’ investment results, advisory fees and expense

Other Information | 109

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

comparisons, the Advisor’s financial condition and profitability, compliance monitoring and portfolio trading practices, and the personnel at the Advisor and the Sub-Advisors providing investment management and administrative services to the Funds. The Board also received extensive information and presentations regarding the Advisor’s process for selecting Sub-Advisors for the Funds as well as the Advisor’s ongoing oversight of those Sub-Advisors.

The information provided to the Board at the Meetings, together with the information provided throughout the periods, formed the primary (but not exclusive) basis for the Board’s determinations. The Board did not identify any single issue or particular datum point that, in isolation, would be a controlling factor in its decision to renew or approve, as applicable, the Advisory Agreements. Rather, the Board considered the total mix of information provided. The following summary describes the key factors considered by the Independent Trustees (as well as the Board), and the conclusions thereto that formed the basis for approving the renewal or approval, as applicable, of the Advisory Agreements, in light of the legal advice furnished to them by independent legal counsel and their own business judgment. The following list of factors is not inclusive of all factors that were considered.

1.    Nature, extent and quality of services

The Advisor, its personnel and its resources. The Independent Trustees considered the depth and quality of the Advisor’s investment management process, including its sophisticated monitoring and oversight of the Sub-Advisors; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Independent Trustees also considered that the Advisor provided personnel to serve as officers of the Trust, including the Trust’s chief compliance officer (“CCO”), and that the services of the CCO were provided at a nominal cost to the Trust. The Independent Trustees discussed the high level of sub-advisor due diligence continually being undertaken by the Advisor. The Independent Trustees also noted the high quality of the non-advisory management services provided by the Advisor, such as responsiveness to shareholder inquiries and the preparation of shareholder communications, as well as the Advisor’s responsiveness with respect to requests of both the Board and the shareholders. In addition, the Independent Trustees noted that, because the Advisor is a significant shareholder in the Funds, the Advisor has an additional incentive to ensure that the Funds perform well for the shareholders. The Independent Trustees also noted that the members of senior management of the Advisor, including those members of the Board who are “interested persons” of the Trust within the meaning of the 1940 Act, were also shareholders of the Funds.

The Independent Trustees also considered the Advisor’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to those programs; its efforts to keep the Board informed; and its attention to matters that may involve potential conflicts of interest with each Fund. The Independent Trustees noted the extent and effectiveness of the Advisor’s compliance operations and the Advisor’s oversight of the Sub-Advisors’ and other service providers’ compliance operations. The Independent Trustees discussed the Advisor’s commitment to compliance at length in a private session with senior management of the Advisor. The Independent Trustees also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided and to be provided by the Advisor to the Funds under the Investment Advisory Agreement and other agreements, including the administrative, legal and fund accounting and treasury functions.

The Independent Trustees then considered various matters relating to the Sub-Advisors, including copies of each Investment Sub-Advisory Agreement; copies of the Form ADV for each Sub-Advisor; financial information relating to each Sub-Advisor; and other information deemed relevant to the Independent Trustee’s evaluation of each Sub-Advisor, including qualitative assessments provided verbally by senior management of the Advisor and an assessment of each Sub-Advisor’s commitment to compliance. The Independent Trustees also considered the Advisor’s lengthy and extensive due diligence process for selecting each Sub-Advisor and for monitoring each Sub-Advisor’s ongoing investment performance, attentiveness to their portfolios for the Funds and responsiveness to the Advisor’s inquiries.

2.   Investment results

The Independent Trustees reviewed the performance of each Fund relative to its respective benchmark(s) and peer groups of funds, including the one-month, three-month, one-year, three-year, five-year and ten-year periods ended September 30, 2012 (as applicable), as well as the period from each Fund’s inception through September 30, 2012. The Independent Trustees also reviewed the performance of each Fund relative to its respective benchmark(s) and peer groups for the one-month, three-month, one-year, three-year, five-year, ten-year and fifteen-year periods ended September 30, 2013 (as applicable), as well as the period from each Fund’s inception through September 30, 2013. The Independent Trustees considered the overall performance of the Funds as well as the performance of each Sub-Advisor within the various Funds. The Independent Trustees focused on longer term performance as opposed to short-term results and, accordingly, with the exception of the Alternative Strategies Fund, which commenced operation on September 30, 2011, the Independent Trustees focused their review on investment results for periods of one year or longer.

The Independent Trustees considered the investment results of each Fund in light of its investment objective. They also considered information regarding the selection of indexes and funds comparable to the Funds that were used to evaluate relative investment results and discussed the process for ensuring that the appropriate peer group funds are used for such comparisons. The Independent Trustees reviewed each Fund’s absolute investment results and its relative results measured against such comparable indexes and funds. The Independent Trustees also compared the investment results of each Sub-Advisor in comparison to the Sub-Advisor’s own fund(s) (if applicable) and the relevant index(es). The Independent Trustees examined the performance of each Fund

110 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

over the one-year, three-year and five-year periods ended September 30, 2012 and September 30, 2013 (other than the Alternative Strategies Fund for the three-year and five-year periods), as well as the periods from each Fund’s inception through September 30, 2012 and September 30, 2013. The Board also considered the performance of the Equity Fund and the International Fund for the ten-year periods ended September 30, 2012 and September 30, 2013, and the fifteen-year periods ended September 30, 2013, and considered the performance of the Smaller Companies Fund for the ten-year period ended September 30, 2013. With respect to the Alternative Strategies Fund, the Board considered its performance over the one-month, three-month, year-to-date and one-year periods ended September 30, 2012 and September 30, 2013, as well as the periods from inception through September 30, 2012 and September 30, 2013.

In assessing relative performance results, fees and expenses, the Independent Trustees relied upon data assembled by U.S. Bancorp Fund Services, LLC (the “Administrator”) (not affiliated with the Advisor) using data from Lipper, Inc. (“Lipper”), which consisted of reports showing the relative investment results for each Fund in comparison to appropriate passive indexes and comparable fund peer groups for each Fund and expense comparisons to peer groups. The selection of indexes and funds was based on criteria including asset classification, primary channel of distribution, asset size, expense structure and load type, and the Independent Trustees noted that the Administrator, and not the Advisor, had been primarily responsible for compiling this data and that the Advisor had augmented certain data to provide more specific peer comparisons.

For the Equity Fund, the Independent Trustees compared its investment results to a number of benchmarks, including (1) the Custom Equity Index, which is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index and a 10% weighting in the MSCI EAFE Index; (2) the Lipper Multi-Cap Core Funds Index; (3) the Russell 3000 Index; (4) the Russell 3000 iShares Index; and (5) the Morningstar Large Blend Category. The Independent Trustees noted that the Equity Fund underperformed all of its benchmarks for all relevant periods reviewed ended September 30, 2012, except that the Equity Fund outperformed the Custom Equity Index, the Lipper Multi-Cap Core Funds Index and the Morningstar Large Blend Category for the period from the Equity Fund’s inception through September 30, 2012. The Independent Trustees further reviewed the performance of the Equity Fund relative to its benchmark indexes for all relevant periods ended September 30, 2013, including the benchmarks mentioned above as well as a comparison to the Multi-Cap Core funds determined to be comparable to the Equity Fund by Lipper. The Independent Trustees found that the Equity Fund had underperformed all of its benchmark indexes for the three-year, five-year, and ten-year periods ended September 30, 2013, except that the Equity Fund outperformed the Custom Equity Index for the five-year period ended September 30, 2013, and that the Equity Fund had outperformed all of its benchmark indexes for the one-year and fifteen-year periods ended September 30, 2013. They also noted that the Equity Fund had outperformed all its benchmark indexes for the period since inception through September 30, 2013. The Independent Trustees considered the performance of the Equity Fund relative to the Morningstar Large Blend Category and found that the Equity Fund had outperformed that benchmark for all relevant periods except for the ten-year period ended September 30, 2013. Relative to the Lipper peer group, the Independent Trustees noted that the Equity Fund had underperformed the median for that peer group for the three-year, ten-year and fifteen-year periods ended September 30, 2013, and had outperformed the median for that peer group for the one-year and five-year periods ended on the same date.

For the International Fund, the Independent Trustees compared its investment results to (1) the S&P Global ex U.S. LargeMidCap Index; (2) the Lipper International Large-Cap Core Index; and (3) the Morningstar Foreign Large Blend Category. The Independent Trustees noted that the International Fund underperformed its benchmark indexes for the one-year period ended September 30, 2012, and underperformed the S&P Global ex U.S. LargeMidCap Index but outperformed the Lipper International Large-Cap Core Index for the three-year, five-year and ten-year periods ended on the same date. They also noted that the International Fund outperformed both of its benchmark indexes for the period from the International Fund’s inception through September 30, 2012. The Independent Trustees reviewed the performance of the International Fund relative to the Morningstar Foreign Large Blend Category and found that the International Fund outperformed that benchmark for all relevant periods reviewed except for the one-year period ended September 30, 2012. The Independent Trustees further reviewed the performance of the International Fund relative to its benchmark indexes for all relevant periods ended September 30, 2013, including its performance against two additional indexes, the Russell Global ex U.S. Large Cap Index and the MSCI ACWI ex U.S. Index, and against the International Large-Cap Core funds determined to be comparable to the International Fund by Lipper. The Independent Trustees found that, except for underperforming the Russell Global ex U.S. Large Cap Index for the five-year period ended September 30, 2013, the International Fund had outperformed its benchmark indexes for all relevant periods reviewed ended September 30, 2013. They also noted that the International Fund had outperformed the Morningstar Foreign Large Blend Category for all relevant periods reviewed ended September 30, 2013, and that the International Fund had outperformed the median for the Lipper peer group for all relevant periods reviewed ended the same date.

For the Smaller Companies Fund, the Independent Trustees compared its investment results to (1) the Russell 2000 Index; (2) the Russell 2000 iShares Index; (3) the Lipper Small-Cap Core Index; and (4) the Morningstar Small Blend Category. The Independent Trustees noted that the Smaller Companies Fund outperformed all of its benchmark indexes for all relevant periods reviewed except for the period from the Smaller Companies Fund’s inception through September 30, 2012. The Independent Trustees reviewed the performance of the Smaller Companies Fund relative to the Morningstar Small Blend Category and found that the Smaller Companies Fund outperformed that benchmark for all relevant periods reviewed ended September 30, 2012, except that the Smaller Companies Fund performed equal to Morningstar Small Blend Category for the period from inception through September 30, 2012. The Independent Trustees further reviewed the performance of the Smaller Companies Fund relative to its benchmark indexes for all relevant periods ended September 30, 2013, adding a comparison to the Small-Cap Core funds determined to be comparable to the

Other Information | 111

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

Smaller Companies Fund by Lipper. The Independent Trustees found that the Smaller Companies Fund had underperformed all of its indexes for the ten-year period ended September 30, 2013 and the period from inception through September 30, 2013, but had outperformed those indexes for the one-year, three-year and five-year periods ended September 30, 2013. The Independent Trustees also noted that the Smaller Companies Fund had outperformed the Morningstar Small Blend Category for all relevant periods reviewed ended September 30, 2013, and had outperformed the median for the Lipper peer group for all relevant periods reviewed ended the same date.

For the Alternative Strategies Fund, the Independent Trustees compared its investment results to (1) the Barclays Aggregate Bond Index; (2) the S&P 500 Index; (3) the 40/60 blend of (1) and (2); and (4) the Morningstar Multialternative Category. The Independent Trustees noted that the Alternative Strategies Fund had underperformed the S&P 500 Index but outperformed the Barclays Aggregate Bond Index for the one-month, three-month, year-to-date and one-year periods ended September 30, 2012, and the period since inception through September 30, 2012. They noted that the Alternative Strategies Fund underperformed the 40/60 blend of its benchmark indexes for all of those time periods except for the three-month period ended September 30, 2012, but that the Alternative Strategies Fund’s performance was generally closer to that of the blend than to that of its individual benchmark indexes. The Independent Trustees reviewed the performance of the Alternative Strategies Fund relative to the Morningstar Multialternative Category and found that the Alternative Strategies Fund outperformed that benchmark for all relevant periods reviewed ended September 30, 2012. The Independent Trustees further reviewed the performance of the Alternative Strategies Fund relative to its benchmark indexes for all relevant periods ended September 30, 2013. Their review included the indexes considered for the periods ended September 30, 2012, as well as the Russell 3000 Index and the Absolute Return funds determined to be comparable to the Alternative Strategies Fund by Lipper. The Independent Trustees found that the Alternative Strategies Fund had outperformed the Barclays Aggregate Bond Index for the three-month, year-to-date and one-year periods ended September 30, 2013 and the period since inception through September 30, 2013, but had underperformed that index for the one-month period ended September 30, 2013. The Independent Trustees also found that the Alternative Strategies Fund had underperformed its other benchmark indexes for the one-year period and period since inception through September 30, 2013. They further noted that the Alternative Strategies Fund had outperformed the Morningstar Multialternative Category for the one-year period and the period since inception through September 30, 2013, and had underperformed the median of the Lipper peer group for the one-month, three-month and year-to-date periods ended September 30, 2013, but outperformed that peer group for the one-year period ended the same date.

The Independent Trustees also compared the investment results of each Sub-Advisor in comparison to the Sub-Advisor’s own fund(s) (if applicable) and the relevant index(es). For Sub-Advisors approved prior to September 30, 2010 with respect to a Fund, the Independent Trustees examined the performance of each Sub-Advisor with respect to that Fund over the one-year, three-year, five-year and ten-year periods ended September 30, 2013 (as applicable). For Sub-Advisors approved after September 30, 2010 with respect to a Fund (including all Sub-Advisors to the Alternative Strategies Fund, which was formed in September 2011), the Independent Trustees examined the performance of each Sub-Advisor with respect to that Fund over the one-month, three-month and year-to-date periods ended September 30, 2013. The Independent Trustees also examined the performance of each Sub-Advisor from its inception with respect to a Fund through September 30, 2013.

The Independent Trustees noted that the performance of Sub-Advisors for the same Fund varies over time and noted and acknowledged the Advisor’s detailed monitoring of the Sub-Advisors’ investment results, particularly those Sub-Advisors that were experiencing periods of underperformance. The Independent Trustees noted and considered the comments by the Advisor with respect to underperforming Sub-Advisors, discussions at Board meetings throughout the year regarding the potential sources of underperformance and actions taken by the Advisor in response to underperformance by certain Sub-Advisors. The Independent Trustees considered the Advisor’s process for terminating Sub-Advisors and noted the Advisor’s continued willingness to terminate Sub-Advisors if the Advisor determined that the termination would be in the best interest of a Fund and its shareholders. The Independent Trustees also noted and considered the Advisor’s ability to attract and retain world-class investment managers to serve as Sub-Advisors to the Funds, as well as the Advisor’s extensive screening process before hiring a Sub-Advisor.

Ultimately, the Independent Trustees concluded that the Advisor has a strong long-term record of effectively managing each Fund, and monitoring the effectiveness of the contributions being made by each of the Sub-Advisors. The Independent Trustees further concluded that the Advisor was applying appropriate discipline and oversight to ensure that each Fund adhered to its stated investment objective and strategies, and that the Advisor’s record in managing each Fund supported the conclusion that its continued management should benefit each Fund and its shareholders.

3.   Advisory fees and total expenses

The Independent Trustees reviewed the advisory fees and total expenses of each Fund (each as a percentage of each Fund’s average net assets) and compared such amounts with the median fee and expense levels of funds in two different peer groups: one peer group consisting of funds with similar investment objectives, asset size and expense structure, and another peer group consisting of funds managed in a “manager of managers” structure similar to that of the Funds and with a similar investment style and objective, asset size and expense structure. The data was compiled by the Administrator using data from Lipper. According to the Lipper data, each Fund had relatively high advisory fees, but the Independent Trustees noted that the Advisor’s advisory fees included management and administrative-type services that were unbundled in many other advisory fees used in the comparison data.

112 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

Accordingly, the Independent Trustees focused on the total expenses of each Fund, its performance and, where appropriate, the level of subsidization by the Advisor. The Independent Trustees found that the total expenses for each Fund was in the higher range of its core style peers. However, when compared to manager-of-manager peers the total expenses for each Fund were above, but generally closer to, the median. The Independent Trustees considered the manager-of-manager comparisons to be more apposite because they more closely reflected the structure of the Funds. Thus, the Independent Trustees concluded that the fees were reasonable in comparison to other funds. In addition, the Independent Trustees noted that while the advisory fees may be higher than the industry norm, the higher fees allowed shareholders to have access to Sub-Advisors to which they otherwise might not have access and that the higher fees were fully justified by the long-term performance results of the Funds. The Independent Trustees also noted the Advisor’s continued willingness to waive fees, as appropriate, to maintain competitive fee structures in each Fund, as well as to pass through fee breakpoints in the Sub-Advisor’s fee schedules to each Fund’s respective shareholders.

The Independent Trustees noted the United States Supreme Court’s guidance in Jones v. Harris Associates on the relevance of comparisons of advisory fees charged by the Advisor to other similarly managed separate accounts such as pension funds or other institutional investors. The Advisor presented to the Independent Trustees the advisory fees the Advisor and its affiliates charge their individual accounts and private investment funds. The Advisor explained, to the Independent Trustees’ satisfaction, various factors that contribute to the different fee schedules between the Funds and the separately managed accounts, including the fact that the products the Advisor and its affiliates offer for the Funds (i.e., concentrated sub-portfolios managed by a selection of Sub-Advisors) and their separately managed accounts are drastically different; that the services the Advisor and its affiliates provide for the Funds (i.e., the assembly and monitoring of Sub-Advisors) are not readily available on the market and different from those offered for their separately managed accounts; that the separately managed accounts have a much higher minimum investment requirement as compared to that of the Funds; and that certain compliance obligations and liquidity requirements are only applicable to the Funds and not the separately managed accounts.

The Independent Trustees noted that the sub-advisory fees payable to the Sub-Advisors are separately negotiated with the Advisor, and are paid out of the advisory fees the Advisor receives from the Funds. Given the existence of arm’s length bargaining between the Advisor and each Sub-Advisor, the Independent Trustees did not engage in an extensive discussion of sub-advisory fees and expenses.

4.   The Advisor’s financial information

The Independent Trustees reviewed information regarding the Advisor’s costs of managing the Funds and information regarding the profitability of the Advisor. The Independent Trustees also considered the extent to which economies of scale may be realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Independent Trustees also noted that the Advisor had voluntarily forgone profits to subsidize the Funds when they were at lower asset levels.

The Advisor’s Costs and Profitability. The Independent Trustees noted that the Advisor appeared to be providing products that are competitively priced with other funds, especially funds with multiple sub-advisors. The Independent Trustees reviewed the total advisory fees, the amounts paid by the Advisor to the various Sub-Advisors and the general cost of the services provided by the Advisor in compensation for its retained portion of the total advisory fee. The Independent Trustees took note of information provided on advisory fees waived by the Advisor, noting that the Advisor had voluntarily waived more than $2.9 million of fees payable under its advisory contracts during the period October 1, 2011 through September 30, 2012 and more than $3.1 million of fees during the period October 1, 2012 through September 30, 2013, and followed a policy of not charging advisory fees on unallocated cash. The Independent Trustees also noted that the Advisor had voluntarily agreed not to seek recoupment of a substantial portion of waived advisory fees. The Independent Trustees also considered the Advisor’s willingness to invest in staff to accommodate changing regulatory requirements. The Independent Trustees received information that assured them that the Advisor was financially sound and able to honor its sponsorship commitments to the Funds (whether or not the Transaction is consummated as contemplated), and that the Advisor’s expected profits under the Advisory Agreement were in the range of reasonableness for the mutual fund management industry. The Independent Trustees did not engage in an analysis of Fund-by-Fund profitability given the integrated nature of the Advisor’s management of the Funds.

Although the Independent Trustees had financial information on the Sub-Advisors, the Independent Trustees did not engage in an extended analysis of Sub-Advisor profitability given the arm’s length nature of the bargaining between the Advisor and each Sub-Advisor, and the difficulty of interpreting profitability information with respect to each Sub-Advisor due to the use of disparate accounting conventions, disparate ownership structures, the fact that each Sub-Advisor managed only a portion of each Fund and other factors. The Independent Trustees were advised by legal counsel that they could give less weight to the profitability assessment of each contract with each Sub-Advisor because of the existence of arm’s length bargaining in those contractual relationships. The Independent Trustees also reviewed information regarding the structure and manner in which the Advisor’s and the Sub-Advisors’ investment professionals were compensated, and their respective views of the relationship of such compensation to the attraction and retention of quality personnel.

Economies of Scale. The Independent Trustees noted that the Advisor had taken steps to reduce expenses. The Independent Trustees considered the economies of scale the Funds have experienced and are experiencing, and the Advisor’s commitment to regulate each Fund’s total expenses and ensure that the expenses of each Fund are fair and reasonable. The Independent Trustees concluded that

Other Information | 113

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

the Advisor had taken steps to ensure that shareholders benefit as the sizes of the Funds increase by agreeing to breakpoints in its fee schedules, negotiating favorable terms with service providers and providing certain support services to the Funds on a cost only basis. The Independent Trustees also noted that the Advisor had acted in the Funds’ shareholders’ best interests in closing certain of the Funds to new investors at certain times. Even though additional investments would have increased Fund sizes and possibly generated additional economies of scale, the Independent Trustees observed that responsible management of Fund sizes often benefited shareholders more than allowing growth notwithstanding economies of scale that might accompany such growth. In addition, the Independent Trustees took note of information provided on fees rebated to separate account clients of the Advisor’s affiliate to the extent these clients’ assets were invested in the Funds. The Independent Trustees noted that these rebates by the Advisor’s affiliate represented approximately $1,200,249 in fees during the period October 1, 2011 through September 30, 2012, and approximately $1,300,906 in fees during the period October 1, 2012 through September 30, 2013, and although they nominally benefited only separate account clients of the Advisor’s affiliate who were also Fund shareholders, the Independent Trustees recognized that these separate account investments helped reduce costs for all shareholders by increasing the asset base of the Funds. The Independent Trustees took note of the balance the Advisor and its affiliate struck between extending such rebates and limiting the size and total assets in the various Funds to levels that promoted optimum investment returns. The Independent Trustees also took favorable note of the Advisor’s efforts to invest in its advisory organization to ensure strong research and analytic capability.

Ancillary Benefits. The Independent Trustees considered other actual and potential financial benefits to the Advisor in concluding that the contractual advisory fees are fair and reasonable for the Funds. In particular, they noted that the Advisor does not have any affiliates that materially benefit from the Advisor’s relationship to the Funds.

5.   Conclusions

Based on their review, including their non-exclusive consideration of each of the factors referred to above, the Independent Trustees (as well as the Board) concluded that the Advisory Agreements are fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders receive or would receive reasonable value in return for the advisory fees and other amounts paid to the Advisor and its respective Sub-Advisors by each Fund, and that the renewal or approval, as applicable, of the Advisory Agreements would be in the best interests of each Fund and its shareholders. Each of the factors discussed above supported such approval.

114 | Litman Gregory Funds Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Litman Gregory Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, securities sold short, financial futures contracts, swaps and options written, of the Litman Gregory Funds Trust comprising Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund and Litman Gregory Masters Alternative Strategies Fund (the “Funds”), as of December 31, 2013, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to December 31, 2012, were audited by other auditors whose report dated February 27, 2012, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Litman Gregory Funds Trust as of December 31, 2013, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on each Fund’s financial statements and financial highlights as a whole. The information presented on pages 2 through 17, 20 through 28, 31 through 37, and 39 through 51, which is the responsibility of the Funds’ management, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and, accordingly, we do not express an opinion or provide any assurance on it.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

February 28, 2014

Report of Independent Registered Public Accounting Firm | 115

Litman Gregory Funds Trust

INDEX DEFINITIONS

The ABX Indexes

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

Barclays Aggregate Bond Index

Barclays Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

Barclays Mortgage-Backed Securities Index

Barclays Mortgage-Backed Securities Index is an unmanaged index comprising 15- and 30-year fixed-rate mortgage pools of Ginnie Mae, Freddie Mac, and Fannie Mae.

The Chicago Board Options Exchange (CBOE) Volatility Index

The Chicago Board Options Exchange (CBOE) Volatility Index shows the market’s expectation of 30-day volatility.

The Custom Equity Index

The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index. The S&P 500 Index consists of 500 stocks that represent a sample of the leading companies in leading industries. This index is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The MSCI EAFE Index measures the performance of all of the publicly traded stocks in 22 developed non-U.S. markets.

The EuroStoxx 50 Index

The EuroStoxx 50 Index is a market capitalization-weighted stock index of 50 large, blue-chip European companies operating within eurozone nations.

The HFRI Merger Arbitrage Index

The HFRI Merger Arbitrage Index is a fund weighted (equal weighted) index that measures the net of fees performance of hedge funds that invest in merger arbitrage strategies. Merger Arbitrage strategies typically employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction.

LIBOR

LIBOR stands for London Interbank Offered Rate. It is an index that is used to set the cost of various variable-rate loans.

The Lipper International Large-Cap Core Funds Index

Measures the performance of the 30 largest mutual funds in the international large cap core fund objective, as determined by Lipper, Inc.

The Lipper Multi-Cap Core Funds Index

Measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

The Lipper Small-Cap Core Funds Index

Measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

The BofA Merrill Lynch Corporate Master Index

The BofA Merrill Lynch Corporate Master Index is an unmanaged index comprised of approximately 4,256 corporate debt obligations rated BBB or better. These quality parameters are based on composites of ratings assigned by Standard and Poor’s Ratings Group and Moody’s Investors Service, Inc. Only bonds with minimum maturity of one year are included.

The BofA Merrill Lynch U.S. High Yield Master II Index

The BofA Merrill Lynch U.S. High Yield Master II Index (H0A0) is an unmanaged index consisting of U.S. dollar denominated bonds that are rated BB1/BB+ or lower, but not currently in default.

Each Morningstar Category Average

Each Morningstar Category Average is representative of funds with similar investment objectives.

The MSCI All Country World ex U.S. Index

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI All Country World ex U.S. Growth Index

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI All Country World ex U.S. Value Index

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

116 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDEX DEFINITIONS – (Continued)

The MSCI EAFE Index (Europe, Australasia, Far East)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index

The MSCI Emerging Markets Index measures the equity market performance of 21 emerging market countries.

The MSCI World ex U.S. Index

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

The NASDAQ Composite Index

The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over the counter and not on an exchange.

The PrimeX

The PrimeX indexes serve as standardized, diverse, and liquid tools referencing securitized non-Agency fixed-rate or hybrid adjustable rate mortgage loans. The indexes currently reference 2005, 2006, and 2007 vintages. The PrimeX.FRM.1 Index references fixed-rate mortgage loans issued between 1/1/2005 and 6/30/2006. The PrimeX.FRM.2 Index references fixed-rate mortgage loans issued between 7/1/2006 and 12/31/2007.

The Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index

The Russell 2000 Index measures the performance of the 2,000 largest companies in the Russell 3000 Index.

The Russell 2000 Growth Index

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000 Value Index

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Growth Index

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 3000 Index

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000 Value Index

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

The Russell Global ex U.S. Large Cap Index

The Russell Global ex U.S. Large Cap Index offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. The Russell Global ex U.S. Large Cap Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

The S&P 500 Index

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

The S&P 500 Equal Weight Index

The S&P 500 Equal Weight Index has the same 500 stocks as the capitalization-weighted S&P 500, but each company in the index is allocated a fixed weight of 0.20%.

The S&P/LSTA U.S. Leveraged Loan 100 Index

The S&P/LSTA U.S. Leveraged Loan 100 Index seeks to mirror the market-weighted performance of the largest institutional leveraged loans, as determined by criteria, based upon market weightings, spreads, and interest payments.

The S&P Global ex U.S. LargeMidCap Index

S&P Global ex U.S. LargeMidCap Index is a broad based index that represents the largest 80% of investable companies in

52 developed and emerging market countries.

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

Index Definitions | 117

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS

1.	Active Share measures the degree of difference between a fund portfolio and its benchmark index.

2.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

3.	Alt-A, or Alternative A-paper, is a type of U.S. mortgage that, for various reasons, is considered riskier than A-paper, or “prime”, and less risky than “subprime,” the riskiest category.

4.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

5.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

6.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

7.	Capex (capital expenditures) are expenditures creating future benefits.

8.	Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

9.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

10.	Correlation is a statistical measure of how two securities move in relation to each other.

11.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

12.	Diversification is the spreading of risk by putting assets in several categories of investments.

13.	Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

14.	Dry powder refers to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable.

15.	Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

16.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

17.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

18.	Enterprise value is calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

19.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

20.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

21.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

22.	“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

23.	Margin of safety is a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value.

24.	One basis point equals 1/100th of 1 percent.

25.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

26.	Personal consumption expenditure is the measure of actual and imputed expenditures of households, and includes data pertaining to durable and non-durable goods and services. It is essentially a measure of goods and services targeted towards individuals and consumed by individuals.

118 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

27.	Present value is the current worth of a future sum of money or stream of cash flows given a specified rate of return.

28.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

29.	Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

30.	Price to sales (P/S) ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

31.	Private market value is the value of a company if each of its parts were independent, publicly traded entities.

32.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

33.	Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

34.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

35.	Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories.

36.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

37.	Tracking error is the monitoring the performance of a portfolio, usually to analyze the extent to which its price movements conform or deviate from those of a benchmark.

38.	Upside/downside capture is a statistical measure that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

Industry Terms and Definitions | 119

Litman Gregory Funds Trust

TAX INFORMATION – (Unaudited)

For the fiscal year ended December 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Litman Gregory Masters Equity Fund	51.93%
Litman Gregory Masters International Fund	60.85%
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	27.31%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2013 was as follows:

Litman Gregory Masters Equity Fund	44.10%
Litman Gregory Masters International Fund	23.00%
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	19.90%

Additional Information Applicable to Foreign Shareholders Only:

The percent of ordinary dividend distributions for the year ended December 31, 2013, which are designated as interest-related dividends under Internal Revenue Code Section 871 (k)(1)(C) is as follows:

Litman Gregory Masters Equity Fund	N/A
Litman Gregory Masters International Fund	N/A
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	N/A

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Equity	100.00%
International	0.00%
Smaller Companies	0.00%
Alternative Strategies	0.00%

For the year ended December 31, 2013, the Litman Gregory Masters International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

		Portion of Ordinary Income Distribution
Creditable Foreign Taxes Paid	Per Share Amount	Derived from foreign Sourced Income
$3,331,276	$0.0359	99.99%

120 | Litman Gregory Funds Trust

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Litman Gregory Masters Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

	Position(s)	Term of Office
Name, Address and	Held with	and Length of	Principal Occupation(s)	Other Directorships
Year of Birth	Trust	Time Served	During the Past 5 Years	Held by Trustee
Julie Allecta	Trustee	Term: Open Ended	Vice President and Director, Audubon	Forward Funds
4 Orinda Way,		Time Served: 7 months	Canyon Ranch, Inc. since 2009;
Suite 200-D			Vice President and Director, WildCare
Orinda, CA 94563			Bay Area since 2007, Paul Hastings LLP
(born 1946)			from 1999 to 2009.
Frederick August	Trustee	Term: Open Ended	Vice President, RoutSource Consulting	None
Eigenbrod, Jr. PhD		Time Served: 17	Services (organizational planning and
4 Orinda Way,		years	development) since 2002.
Suite 200-D
Orinda, CA 94563
(born 1941)
Taylor M. Welz	Trustee	Term: Open Ended	CPA/PFS, CFP. President, CCO & Sole	None
4 Orinda Way,		Time Served: 17	Owner, Welz Financial Services, Inc.,
Suite 200-D		years	since 2007. Partner, Bowman & Company
Orinda, CA 94563			LLP (certified public accountants) from
(born 1959)			1987 to 2007.
Harold M. Shefrin, PhD	Trustee	Term: Open Ended	Professor, Department of Finance,	SA Funds –
4 Orinda Way,		Time Served: 17	Santa Clara University, since 1979.	Investment Trust
Suite 200-D		years
Orinda, CA 94563
(born 1948)
Kenneth E. Gregory*	President	Term: Open Ended	President of the Advisor; President of	None
4 Orinda Way,	and Trustee	Time Served: 17	Litman Gregory Research, Inc. (publishers)
Suite 200-D		years	and Litman Gregory Asset Management,
Orinda, CA 94563			LLC (investment advisors), Officer of
(born 1957)			Litman Gregory Analytics, LLC (web based
publisher of financial research), since
2000.
Craig A. Litman*#	Secretary	Term: Open Ended	Treasurer and Secretary of the Advisor;	None
100 Larkspur Landing	and Trustee	Time Served: 17	Vice President and Secretary of Litman
Circle,		years	Gregory Research Inc.; Chairman of
Suite 204			Litman Gregory Asset Management, LLC.
Larkspur, CA 94939
(born 1946)
Jeremy DeGroot*	Assistant	Term: Open Ended	Chief Investment Officer of Litman Gregory	None
4 Orinda Way,	Secretary and	Time Served: 5 years	Asset Management, LLC.
Suite 200-D	Trustee
Orinda, CA 94563
(born 1963)
John Coughlan	Treasurer	Term: Open Ended	Chief Operating Officer,	None
4 Orinda Way,	and Chief	Time Served: 17	Litman Gregory Fund Advisors, LLC
Suite 200-D	Compliance	years	and Chief Financial Officer of Litman
Orinda, CA 94563	Officer		Gregory Asset Management, LLC.
(born 1956)

* Denotes Trustees who are “interested persons” of the Trust under the 1940 Act.

# Resigned from the Board effective December 31, 2013.

Trustee and Officer Information | 121

NOTES

This page is intentionally left blank.

122 | Notes

NOTES

This page is intentionally left blank.

Notes | 123

NOTES

This page is intentionally left blank.

124 | Notes

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Privacy Notice | 125

Advisor:

Litman Gregory Fund Advisors, LLC

Orinda, CA 94563

Distributor:

Quasar Distributors, LLC

615 E. Michigan St., 2nd Floor

Milwaukee, WI 53202

Transfer Agent:

BFDS

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

Masters Funds

C/O BFDS

330 W. 9th Street

Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call 1-800-960-0188.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund
Institutional Class	MSEFX	53700T108	305
Investor Class	MSENX	53700T504	475
International Fund
Institutional Class	MSILX	53700T207	306
Investor Class	MNILX	53700T603	476
Smaller Companies Fund	MSSFX	53700T306	308
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447

Website:

www.mastersfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-960-0188.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees (the “board”) has determined that Harold M. Shefrin, the Chairman of the board’s audit committee, is the “audit committee financial expert” and that Mr. Shefrin is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	Cohen Fund Audit Services, Ltd.	Cohen Fund Audit Services, Ltd.
	FYE 12/31/2013	FYE 12/31/2012
Audit Fees	$97,500	$113,000
Audit-Related Services	$0	$0
Tax Fees	$18,000	$26,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Cohen Fund Audit Services, Ltd.	Cohen Fund Audit Services, Ltd.
	FYE 12/31/2013	FYE 12/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

	Cohen Fund Audit Services, Ltd.	Cohen Fund Audit Services, Ltd.
Non-Audit Related Fees	FYE 12/31/2013	FYE 12/31/2012
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Not applicable. The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics. Not applicable because it is provided free of charge, upon request, as described in Item 2 of this Form N-CSR.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto

(3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Litman Gregory Funds Trust

By	/s/ Jeremy DeGroot
Jeremy DeGroot, President and Principal Executive Officer

Date	March 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Jeremy DeGroot
Jeremy DeGroot, President and Principal Executive Officer

Date	March 4, 2014

By	/s/ John Coughlan
John Coughlan, Treasurer and Principal Financial Officer

Date	February 28, 2014